UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒Preliminary Proxy Statement
☐Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐Definitive Proxy Statement
☐Definitive Additional Materials
☐Soliciting Material Pursuant to §240.14a-12
TAMBORAN RESOURCES CORPORATION
(Name of Registrant as Specified In Its Charter)
N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☒No fee required.
☐Fee paid previously with preliminary materials.
☐Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

On or about October 30, 2026, we will begin mailing to certain stockholders this Proxy Statement and our Annual Report to the stockholders for the fiscal year ended June 30, 2026, which includes our Annual Report on Form 10-K for the fiscal year ended
June 30, 2026 (the “Annual Report”), as filed with the Securities and Exchange Commission on September 25, 2026, and
instructions on how to vote online. The Proxy Statement and Annual Report are available at www.proxyvote.com.
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be held on November 19, 2026
NOTICE IS HEREBY GIVEN that the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of Tamboran
Resources Corporation, a Delaware corporation (the “Company” or “Tamboran”), will be held on Thursday, November 19,
2026, at 4:00 p.m. Central time (being 9:00 a.m. AEDT on Friday, November 20, 2026). To increase access for all of our stockholders, the Annual Meeting will be online and a completely virtual meeting of stockholders. You may attend, vote, and submit questions during the Annual Meeting via the live webcast on the Internet at www.virtualshareholdermeeting.com/
TBN2026. You will not be able to attend the Annual Meeting in person, nor will there be any physical location. You may vote by telephone, Internet, or mail prior to the Annual Meeting. While we encourage you to vote in advance of the Annual Meeting, you may also vote and submit questions relating to meeting matters during the Annual Meeting (subject to time restrictions).
Only stockholders of record at the close of business on October 7, 2026, are entitled to notice of, and to vote at, the Annual
Meeting and any postponement or adjournment thereof. Holders of Chess Depositary Interests (“CDIs”) of the Company at that time will be entitled to receive notice of, and to attend as guests (but not vote at) the Annual Meeting. Holders of CDIs can direct CHESS Depositary Nominees Pty Ltd, as depositary nominee (the “Depositary Nominee”) to vote the Company’s common stock, par value $0.001 per share (“Common Stock”), underlying their CDIs at the Annual Meeting by completing the
CDI Voting Instruction Form.
Holders of Common Stock will be able to vote and submit questions online through the virtual-meeting platform during the
Annual Meeting. To ensure that proxies are received in time to be counted prior to the Annual Meeting, proxies submitted by
Internet or by telephone should be received by 11:59 p.m. Eastern time on Wednesday, November 18, 2026, and proxies submitted by mail should be received by the close of business on Wednesday, November 18, 2026 (the business day prior to the date of the Annual Meeting).
Holders of CDIs can direct the Depositary Nominee to vote the Common Stock underlying their CDIs at the Annual Meeting by completing and returning the CDI Voting Instruction Form to Boardroom Pty Ltd (“Boardroom”), the agent the Company has designated for the collection and processing of voting instructions from the Company’s CDI holders. Votes from CDI holders must be received by Boardroom by no later than 4:00 p.m. Central time on Tuesday, November 17, 2026 (being 9:00 a.m.
AEDT on Wednesday, November 18, 2026) (48 hours prior to the time of the Annual Meeting) in accordance with the instructions on the CDI Voting Instruction Form.
To be admitted to the Annual Meeting at www.virtualshareholdermeeting.com/TBN2026, you must enter the 15-digit control number found on your proxy card. Holders of CDIs wishing to attend the Annual Meeting will need to do so as guests.

VOTE DURING THE MEETING Follow the instructions contained in this Proxy Statement to virtually attend the Annual Meeting and vote your shares during the Annual Meeting.	VOTE BY INTERNET Visit www.proxyvote.com with the control number found on the proxy card.	VOTE BY PHONE Call the toll-free number (for residents of the U.S. and Canada) listed on the proxy card. Be sure to have the control number available.	VOTE BY MAIL Complete and sign the enclosed proxy card and return it in the enclosed envelope or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

Meeting Agenda
You are cordially invited to virtually attend the Annual Meeting of the Company for the purpose of considering and voting upon the following proposals (collectively, the “Proposals”):

Proposal	Matter	Board Recommendation
1	The election of the Company’s three Class III directors, being each of: (1) Richard Stoneburner (2)David Siegel (3)Phillip Pace	FOR each
2	Ratification of the appointment of Ernst & Young as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2027.	FOR
3	Ratification and approval, for the purposes of ASX Listing Rule 7.4 and for all other purposes, of the issue of 3,400,093 shares of Common Stock pursuant to the Company’s US Public Offering.	FOR
4
Approval of the issuance of: (1) up to 32,740 restricted stock units in the
Company; and (2) up to 32,740 performance stock units in the Company under the Plan to Mr. Todd Abbott (or his nominee), on the terms and conditions as set out in the Proxy Statement, pursuant to and for the purposes of ASX Listing Rule
10.14.
FOR
5
Approval of the issue of restricted stock units in the Company under the Plan to acquire shares of Common Stock (which may be represented by shares of
Common Stock) to Mr. Fred Barrett (or his nominee) in the value of US$300,000 in each fiscal year during the three year period from the date of this Annual
Meeting (being in aggregate a value of US$900,000) under the Plan, in lieu of the equivalent amount of director fees otherwise payable to him by the Company, on the terms and conditions as set out in the Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.14.
FOR
6
Approval of the issue of restricted stock units in the Company under the Plan to acquire shares of Common Stock (which may be represented by shares of
Common Stock or CDIs (as applicable)) to Mr. Patrick Elliott (or his nominee) in the value of US$300,000 in each fiscal year during the three year period from the date of this Annual Meeting (being in aggregate a value of US$900,000) under the
Plan, in lieu of the equivalent amount of director fees otherwise payable to him by the Company, on the terms and conditions as set out in the Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.14.
FOR
7
Approval of the issue of restricted stock units in the Company under the Plan to acquire shares of Common Stock (which may be represented by shares of
Common Stock or CDIs (as applicable)) to Honorable Andrew Robb (or his nominee) in the value of US$300,000 in each fiscal year during the three year period from the date of this Annual Meeting (being in aggregate a value of
US$900,000) under the Plan, in lieu of the equivalent amount of director fees otherwise payable to him by the Company, on the terms and conditions as set out in the Proxy Statement, pursuant to and for the purposes of ASX Listing Rule
10.14.
FOR
8
Approval of the issue of restricted stock units in the Company under the Plan to acquire shares of Common Stock (which may be represented by shares of
Common Stock) to Mr. David Siegel (or his nominee) in the value of US$300,000 in each fiscal year during the three year period from the date of this Annual
Meeting (being in aggregate a value of US$900,000) under the Plan, in lieu of the equivalent amount of director fees otherwise payable to him by the Company, on the terms and conditions as set out in the Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.14.
FOR

9
Approval of the issue of restricted stock units in the Company under the Plan to acquire shares of Common Stock (which may be represented by shares of
Common Stock) to Mr. Ryan Dalton (or his nominee) in the value of US$300,000 in each fiscal year during the three year period from the date of this Annual
Meeting (being in aggregate a value of US$900,000) under the Plan, in lieu of the equivalent amount of director fees otherwise payable to him by the Company, on the terms and conditions as set out in the Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.14.
FOR
10
Approval of the issue of restricted stock units in the Company under the Plan to acquire shares of Common Stock (which may be represented by shares of
Common Stock) to Mr. Jeff Bellman (or his nominee) in the value of US$300,000 in each fiscal year during the three year period from the date of this Annual
Meeting (being in aggregate a value of US$900,000) under the Plan, in lieu of the equivalent amount of director fees otherwise payable to him by the Company, on the terms and conditions as set out in the Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.14.
FOR
11
Approval of the issue of restricted stock units in the Company under the Plan to acquire shares of Common Stock (which may be represented by shares of
Common Stock) to Mr. Scott Sheffield (or his nominee) in the value of
US$300,000 in each fiscal year during the three year period from the date of this
Annual Meeting (being in aggregate a value of US$900,000) under the Plan, in lieu of the equivalent amount of director fees otherwise payable to him by the
Company, on the terms and conditions as set out in the Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.14.
FOR
12
Approval of the issue of restricted stock units in the Company under the Plan to acquire shares of Common Stock (which may be represented by shares of
Common Stock) to Mr. Phillip Pace (or his nominee) in the value of US$300,000 in each fiscal year during the three year period from the date of this Annual
Meeting (being in aggregate a value of US$900,000) under the Plan, in lieu of the equivalent amount of director fees otherwise payable to him by the Company, on the terms and conditions as set out in the Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.14.
FOR
13
Approval of the issue of restricted stock units in the Company under the Plan to acquire shares of Common Stock (which may be represented by shares of
Common Stock) to Mr. Richard Stoneburner (or his nominee) in the value of
US$300,000 in each fiscal year during the three year period from the date of this
Annual Meeting (being in aggregate a value of US$900,000) under the Plan, in lieu of the equivalent amount of director fees otherwise payable to him by the
Company, on the terms and conditions as set out in the Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.14.
FOR
14
Approval, for the purposes of ASX Listing Rule 10.17 and the Company’s bylaws and for all other purposes, that the maximum aggregate annual cash fee pool from which the non-executive directors of the Company may be paid for their services as members of the board of directors of the Company (the "Board”) be increased from US$2,000,000 per annum to US$2,700,000 per annum.
FOR
15
Approval of the ASX Limited’s grant to the Company of a waiver from ASX
Listing Rule 7.1 to permit the Company to issue new securities without obtaining the approval of the Company’s stockholders under ASX Listing Rule 7.1, and otherwise on the terms and conditions summarized in this Proxy Statement.
FOR

Your vote is very important. You may vote at the virtual meeting or by proxy. Whether or not you plan to virtually attend the Annual Meeting, we encourage you to review the proxy materials and submit your proxy or voting instructions as soon as possible. You may vote your proxy by telephone or Internet (instructions are on your proxy card, and voter instruction form, as applicable) or by completing, signing, and mailing the enclosed proxy card in the enclosed envelope.
Holders of CDIs can direct the Depositary Nominee to vote the Common Stock underlying their CDIs at the Annual Meeting by completing the CDI Voting Instruction Form.

By the Board of Directors,
/s/ Rohan Vardaro
Rohan Vardaro
General Counsel and Company Secretary
October 20, 2026
Sydney, Australia

TABLE OF CONTENTS

FORWARD-LOOKING STATEMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	6
PROXY STATEMENT SUMMARY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	8
PROXY STATEMENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	10
QUESTIONS AND ANSWERS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	11
PROPOSAL ONE: TO APPROVE THE ELECTION OF THE COMPANY’S THREE CLASS III DIRECTORS, BEING EACH OF: (1) RICHARD STONEBURNER, (2) DAVID SIEGEL, (3) PHILLIP PACE . . . . . . . . . . . . . . . . . . . . . . . .	24
CORPORATE GOVERNANCE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	30
CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . .	35
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT . . . . . . . . . . . . . . . .	37
DELINQUENT SECTION 16(A) REPORTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	39
EXECUTIVE AND DIRECTOR COMPENSATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	40
PROPOSAL TWO: RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING JUNE 30, 2027. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	48
REPORT OF THE AUDIT & RISK MANAGEMENT COMMITTEE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	50
PROPOSAL THREE: RATIFICATION AND APPROVAL, FOR THE PURPOSES OF ASX LISTING RULE 7.4 AND FOR ALL OTHER PURPOSES, OF THE ISSUE OF 3,400,093 SHARES OF COMMON STOCK PURSUANT TO THE COMPANY’S US PUBLIC OFFERING. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	51
PROPOSAL FOUR: APPROVAL OF THE ISSUANCE OF: (1) UP TO 32,740 RESTRICTED STOCK UNITS IN THE COMPANY; AND (2) UP TO 32,740 PERFORMANCE STOCK UNITS IN THE COMPANY UNDER THE PLAN TO MR. TODD ABBOTT (OR HIS NOMINEE), ON THE TERMS AND CONDITIONS AS SET OUT IN THE PROXY STATEMENT, PURSUANT TO AND FOR THE PURPOSES OF ASX LISTING RULE 10.14. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	53
PROPOSALS FIVE – THIRTEEN
APPROVAL OF THE ISSUE OF RESTRICTED STOCK UNITS IN THE COMPANY UNDER THE PLAN
TO ACQUIRE SHARES OF COMMON STOCK (WHICH MAY BE REPRESENTED BY SHARES OF
COMMON STOCK OR CDIS (AS APPLICABLE)) (“RSUS”) TO MESSRS FRED BARRETT, PATRICK
ELLIOTT, ANDREW ROBB, DAVID SIEGEL, RYAN DALTON, JEFF BELLMAN, SCOTT SHEFFIELD,
PHILLIP PACE AND DICK STONEBURNER (OR THEIR RESPECTIVE NOMINEES) IN THE VALUE
OF US$300,000 IN EACH FISCAL YEAR DURING THE THREE YEAR PERIOD FROM THE DATE OF
THIS ANNUAL MEETING (BEING IN AGGREGATE A VALUE OF US$900,000) UNDER THE PLAN,
IN LIEU OF THE EQUIVALENT AMOUNT OF DIRECTOR FEES OTHERWISE PAYABLE TO THEM
BY THE COMPANY AT THEIR ELECTION, ON THE TERMS AND CONDITIONS AS SET OUT IN THE
PROXY STATEMENT, PURSUANT TO AND FOR THE PURPOSES OF ASX LISTING RULE 10.14. . . . .
56
PROPOSAL FOURTEEN: APPROVAL, FOR THE PURPOSES OF ASX LISTING RULE 10.17 AND THE COMPANY’S BYLAWS AND FOR ALL OTHER PURPOSES, THAT THE MAXIMUM AGGREGATE ANNUAL CASH FEE POOL FROM WHICH THE NON-EXECUTIVE DIRECTORS OF THE COMPANY MAY BE PAID FOR THEIR SERVICES AS MEMBERS OF THE BOARD BE INCREASED FROM US$2,000,000 PER ANNUM TO US$2,700,000 PER ANNUM. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	62
PROPOSAL FIFTEEN: APPROVAL OF THE ASX LIMITED’S GRANT TO THE COMPANY OF A WAIVER FROM ASX LISTING RULE 7.1 TO PERMIT THE COMPANY TO ISSUE NEW SECURITIES WITHOUT OBTAINING THE APPROVAL OF THE COMPANY’S STOCKHOLDERS UNDER ASX LISTING RULE 7.1, AND OTHERWISE ON THE TERMS AND CONDITIONS SUMMARIZED IN THIS PROXY STATEMENT. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	66

FORWARD-LOOKING STATEMENTS
This Proxy Statement contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S.
Private Securities Litigation Reform Act of 1995. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions.
Forward-looking statements can be identified by words such as: “anticipate,” “intend,” “plan,” “goal,” “commit,” “seek,”
“believe,” “project,” “estimate,” “expect,” “strategy,” “future,” “likely,” “may,” “should,” “will” and similar references to future periods.
It is possible that the Company’s future financial performance may differ from expectations due to a variety of factors, including but not limited to: our early stage of development with no material revenue expected until after initial gas sales, which commenced in September 2026, and our limited operating history; the substantial additional capital required for our business plan, which we may be unable to raise on acceptable terms; our strategy to deliver natural gas to the Australian East Coast and select Asian markets being contingent upon constructing additional pipeline capacity, which may not be secured; the absence of proved reserves and the risk that our drilling may not yield natural gas in commercial quantities or quality; the uncertainty in estimating the characteristics of our property; the speculative nature of drilling activities, which involve significant costs and may not result in discoveries or additions to our future production or reserves; the challenges associated with importing U.S.
practices and technology to the Northern Territory, which could affect our operations and growth due to limited local experience; the critical need for timely access to appropriate equipment and infrastructure, which may impact our market access and business plan execution; the operational complexities and inherent risks of drilling, completions, workover, and hydraulic fracturing operations that could adversely affect our business; the uncertainty of our industry as a whole; the volatility of natural gas prices and its potential adverse effect on our financial condition and operations; the difficulty in executing our business strategy if we cannot manage our future growth effectively, our inability to obtain the commercial contracts necessary to facilitate direct delivery of our natural gas production on commercially reasonable terms; the risks of construction delays, cost overruns, and negative effects on our financial and operational performance associated with midstream projects; the potential fundamental impact on our business if our assessments of the Beetaloo are materially inaccurate; the uncertainties in estimating existing quantities of proved and possible reserves; our dependence on certain members of management and our technical team;
our limited control over properties operated by others or through joint ventures; the inability of one or more third parties who contract with us to meet their obligations to us may adversely affect our financial results; the concentration of a majority of our assets and operations in the Beetaloo, making us susceptible to region-specific risks; our inability to make accretive acquisitions or successfully integrate acquired businesses or assets; operating hazards that could result in liabilities for which we may not have adequate insurance coverage; the risks inherent to the exploration and production of natural gas; delays and cost overruns resulting from the long-term development schedule of natural gas projects; uncertainties arising from the identified drilling locations being scheduled out over several years, that could materially alter the occurrence or timing of the drilling; the risk that the development schedule of natural gas projects, including the availability and cost of drilling rigs, equipment, supplies, personnel and natural gas field services, is subject to delays and cost overruns; the substantial doubt raised by our recurring operational losses, negative cash flows, and cumulative net losses about our ability to continue as a going concern; our ability to attract a third-party partner and secure permitting to develop an additional LNG export terminal on Australia’s northern coast;
financial crises; events outside our control, such as epidemics, geopolitical instability, terrorist attacks; cybersecurity threats and disruptions, as well as any compromised information or systems resulting from such disruptions; operational, compliance, cybersecurity, and reputational risks associated with the incorporation of artificial intelligence technologies into our processes;
loss of or compromise to our information and computer systems; potential legal proceedings that result in liabilities; risks related to corporate social responsibility and our estimates thereof; complex laws and regulations that could affect our operational costs and feasibility or lead to significant liabilities; community opposition that could result in costly delays and impede our ability to obtain necessary government approvals; exploration and development activities in the Beetaloo that may lead to legal disputes, operational disruptions, and reputational damage due to native title and heritage issues; the requirement to produce natural gas on a Scope 1 net zero basis upon commencement of commercial production, with internal net zero goals, which may increase our production costs; attention to sustainability and ESG matters and environmental conservation measures that could adversely impact our business operations; restrictions and delays that may result from federal and local initiatives relating to hydraulic fracturing; reduced demand for the natural gas we produce or increased compliance costs due primarily to risks related to climate change; limitations on our ability to pursue business strategies if we incur costs related to a failure to comply with environmental, health or safety regulations; potential future regulation by the Northern Territory of Australia;
unanticipated water and waste disposal costs as a result of increased water-related laws and regulations; restrictions on drilling, completion, production or related activities intended to protect certain species of wildlife; increased costs of compliance with evolving data privacy laws; risks related to our corporate structure as a holding company; the inability to achieve some or all of the benefits that we expect to achieve from the Corporate Reorganization; the requirements of being a public company may strain our resources, and we may be unable to comply with these requirements in a timely manner; changes in foreign currency exchange rates may impact our business, results of operations, or financial conditions; transactions with affiliates may not always be in the best interests of our stockholders; our certificate of incorporation and bylaws, as well as Delaware law, contain provisions that could discourage acquisition bids or merger proposals; our certificate of incorporation designates the Court of
Chancery of the State of Delaware as the sole and exclusive forum for certain types of actions and proceedings that may be initiated by our stockholders; a lack of positive cash flow until at least 2028; preferred stock which could be issued in the future adversely affecting the voting power of common stock; a material weakness in our financial reporting may cause us to fail to timely and accurately report our financial results or result in a material misstatement of our financial statements; our status as an emerging growth company means that we will not be required to comply with certain reporting requirements, including those relating to accounting standards and disclosure about our executive compensation, which apply to other public companies; the loss of our emerging growth company status subjecting us to more legal and compliance costs; Section 107 of the JOBS Act granting us an extended transition period, rendering our financial statements not comparable to those of other public companies;
capital market differences between the U.S. and Australia may negatively impact the trading prices of our CDIs and common stock, and may limit our ability to act; our ability to raise capital may be significantly limited by listing rules of the ASX; an investor’s limited ability to bring an action against us or against our directors and officers, or to enforce a judgment against us or them, because we conduct a majority of our operations in Australia, and many of our directors and officers reside outside the
United States; being subject to the listing rules of the ASX may strain our resources, divert management’s attention, and affect our ability to manage the business or raise additional capital; arbitrage activities; changes in accounting standards issued by the
Financial Accounting Standards Board (“FASB”) or other standard-setting bodies; and the other risk factors discussed in this
Proxy Statement and the Company’s filings with the Securities and Exchange Commission (the “SEC”).
It is not possible to foresee or identify all such factors. Any forward-looking statements in this document are based on certain assumptions and analyses made by the Company in light of its experience and perception of historical trends, current conditions, expected future developments, and other factors it believes are appropriate in the circumstances. Forward-looking statements are not a guarantee of future performance and actual results or developments may differ materially from expectations. While the Company continually reviews trends and uncertainties affecting the Company’s results of operations and financial condition, the Company does not assume any obligation to update or supplement any particular forward-looking statements contained in this document, except as required by law.

PROXY STATEMENT SUMMARY
This summary highlights certain information contained elsewhere in this Proxy Statement. This is only a summary, so please refer to the full Proxy Statement and the Annual Report before you vote.
Annual Meeting Logistics

Date and Time:	Thursday, November 19, 2026, at 4:00 p.m. Central time (being 9:00 a.m. AEDT on Friday, November 20, 2026)
Location:	Online only at www.virtualshareholdermeeting.com/TBN2026
Record Date:	October 7, 2026
Voting Matters and Board Recommendations

Proposal	Matter	Board Recommendation
1	The election of the Company’s three Class III directors, being each of: (1) Richard Stoneburner (2)David Siegel (3)Phillip Pace	FOR each
2	Ratification of the appointment of Ernst & Young as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2027.	FOR
3	Ratification and approval, for the purposes of ASX Listing Rule 7.4 and for all other purposes, of the issue of 3,400,093 shares of Common Stock pursuant to the Company’s US Public Offering.	FOR
4
Approval of the issuance of: (1) up to 32,740 restricted stock units in the
Company; and (2) up to 32,740 performance stock units in the Company under the Plan to Mr. Todd Abbott (or his nominee), on the terms and conditions as set out in the Proxy Statement, pursuant to and for the purposes of ASX Listing Rule
10.14.
FOR
5
Approval of the issue of restricted stock units in the Company under the Plan to acquire shares of Common Stock (which may be represented by shares of
Common Stock) to Mr. Fred Barrett (or his nominee) in the value of US$300,000 in each fiscal year during the three year period from the date of this Annual
Meeting (being in aggregate a value of US$900,000) under the Plan, in lieu of the equivalent amount of director fees otherwise payable to him by the Company, on the terms and conditions as set out in the Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.14.
FOR
6
Approval of the issue of restricted stock units in the Company under the Plan to acquire shares of Common Stock (which may be represented by shares of
Common Stock or CDIs (as applicable)) to Mr. Patrick Elliott (or his nominee) in the value of US$300,000 in each fiscal year during the three year period from the date of this Annual Meeting (being in aggregate a value of US$900,000) under the
Plan, in lieu of the equivalent amount of director fees otherwise payable to him by the Company, on the terms and conditions as set out in the Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.14.
FOR
7
Approval of the issue of restricted stock units in the Company under the Plan to acquire shares of Common Stock (which may be represented by shares of
Common Stock) to Honorable Andrew Robb (or his nominee) in the value of
US$300,000 in each fiscal year during the three year period from the date of this
Annual Meeting (being in aggregate a value of US$900,000) under the Plan, in lieu of the equivalent amount of director fees otherwise payable to him by the
Company, on the terms and conditions as set out in the Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.14.
FOR

8
Approval of the issue of restricted stock units in the Company under the Plan to acquire shares of Common Stock (which may be represented by shares of
Common Stock) to Mr. David Siegel (or his nominee) in the value of US$300,000 in each fiscal year during the three year period from the date of this Annual
Meeting (being in aggregate a value of US$900,000) under the Plan, in lieu of the equivalent amount of director fees otherwise payable to him by the Company, on the terms and conditions as set out in the Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.14.
FOR
9
Approval of the issue of restricted stock units in the Company under the Plan to acquire shares of Common Stock (which may be represented by shares of
Common Stock) to Mr. Ryan Dalton (or his nominee) in the value of US$300,000 in each fiscal year during the three year period from the date of this Annual
Meeting (being in aggregate a value of US$900,000) under the Plan, in lieu of the equivalent amount of director fees otherwise payable to him by the Company, on the terms and conditions as set out in the Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.14.
FOR
10
Approval of the issue of restricted stock units in the Company under the Plan to acquire shares of Common Stock (which may be represented by shares of
Common Stock) to Mr. Jeff Bellman (or his nominee) in the value of US$300,000 in each fiscal year during the three year period from the date of this Annual
Meeting (being in aggregate a value of US$900,000) under the Plan, in lieu of the equivalent amount of director fees otherwise payable to him by the Company, on the terms and conditions as set out in the Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.14.
FOR
11
Approval of the issue of restricted stock units in the Company under the Plan to acquire shares of Common Stock (which may be represented by shares of
Common Stock) to Mr. Scott Sheffield (or his nominee) in the value of
US$300,000 in each fiscal year during the three year period from the date of this
Annual Meeting (being in aggregate a value of US$900,000) under the Plan, in lieu of the equivalent amount of director fees otherwise payable to him by the
Company, on the terms and conditions as set out in the Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.14.
FOR
12
Approval of the issue of restricted stock units in the Company under the Plan to acquire shares of Common Stock (which may be represented by shares of
Common Stock) to Mr. Phillip Pace (or his nominee) in the value of US$300,000 in each fiscal year during the three year period from the date of this Annual
Meeting (being in aggregate a value of US$900,000) under the Plan, in lieu of the equivalent amount of director fees otherwise payable to him by the Company, on the terms and conditions as set out in the Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.14.
FOR
13
Approval of the issue of restricted stock units in the Company under the Plan to acquire shares of Common Stock (which may be represented by shares of
Common Stock) to Mr. Richard Stoneburner (or his nominee) in the value of
US$300,000 in each fiscal year during the three year period from the date of this
Annual Meeting (being in aggregate a value of US$900,000) under the Plan, in lieu of the equivalent amount of director fees otherwise payable to him by the
Company, on the terms and conditions as set out in the Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.14.
FOR
14
Approval, for the purposes of ASX Listing Rule 10.17 and the Company’s bylaws and for all other purposes, that the maximum aggregate annual cash fee pool from which the non-executive directors of the Company may be paid for their services as members of the Board be increased from US$2,000,000 per annum to
US$2,700,000 per annum.
FOR
15
Approval of the ASX Limited’s grant to the Company of a waiver from ASX
Listing Rule 7.1 to permit the Company to issue new securities without obtaining the approval of the Company’s stockholders under ASX Listing Rule 7.1, and otherwise on the terms and conditions summarized in this Proxy Statement.
FOR

Suite 01, Level 39, Tower One, International Towers Sydney
100 Barangaroo Avenue
Barangaroo NSW 2000

PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS
November 19, 2026

This Proxy Statement is being furnished to the stockholders of the Company in connection with the solicitation of proxies for the Company’s Annual Meeting to be held on Thursday, November 19, 2026, at 4:00 p.m. Central time (being 9:00 a.m. AEDT on Friday, November 20, 2026), or at any adjournment or postponement thereof, for the purposes set forth herein.
The Annual Meeting will be held via live webcast on the Internet at www.virtualshareholdermeeting.com/TBN2026. This solicitation is being made by the board of directors of the Company (the “Board of Directors” or the “Board”). Holders of
Common Stock will be able to vote and submit questions online through the virtual-meeting platform during the Annual
Meeting. To ensure that proxies are received in time to be counted prior to the Annual Meeting, proxies submitted by Internet or by telephone should be received by 11:59 p.m. Eastern time on Wednesday, November 18, 2026, and proxies submitted by mail should be received by the close of business on Wednesday, November 18, 2026 (the business day prior to the date of the
Annual Meeting).
Holders of Chess Depositary Interests (“CDIs”) of the Company will be entitled to receive notice of, and to attend as guests (but not vote at) the Annual Meeting. Holders of CDIs can direct CHESS Depositary Nominees Pty Ltd, as depositary nominee (the
“Depositary Nominee”) to vote the Common Stock underlying their CDIs at the Annual Meeting by completing and returning the CDI Voting Instruction Form to Boardroom Pty Ltd (“Boardroom”), the agent the Company has designated for the collection and processing of voting instructions from the Company’s CDI holders. Votes from CDI holders must be received by
Boardroom by no later than 4:00 p.m. Central time on Tuesday, November 17, 2026 (being 9:00 a.m. AEDT on Wednesday,
November 18, 2026) (48 hours prior to the time of the Annual Meeting) in accordance with the instructions on the CDI Voting
Instruction Form.

THE INFORMATION PROVIDED IN THE “QUESTIONS AND ANSWERS” FORMAT BELOW IS FOR YOUR
CONVENIENCE. YOU SHOULD READ THIS ENTIRE PROXY STATEMENT CAREFULLY.
QUESTIONS AND ANSWERS
Why am I receiving these materials?
We are distributing our proxy materials because our Board is soliciting your proxy to vote at the Annual Meeting. This Proxy
Statement summarizes the information you need to vote at the Annual Meeting. You do not need to attend the Annual Meeting to vote your shares.
How can I attend the Annual Meeting?
Stockholders as of the Record Date (or their duly appointed proxy holder) may attend, vote, and submit questions virtually during the Annual Meeting by logging in at www.virtualshareholdermeeting.com/TBN2026. To log in, stockholders (or their authorized representatives) will need the control number provided on their proxy card. If you are not a stockholder or do not have a control number (including holders of CDIs), you may still access the meeting as a guest, but you will not be able to submit questions or vote at the meeting. The meeting will begin promptly on Thursday, November 19, 2026, at 4:00 p.m.
Central time (being 9:00 a.m. AEDT on Friday, November 20, 2026). We encourage you to access the meeting prior to the start time. Online access will open at 3:45 p.m. Central time (being 8:45 a.m. AEDT) and you should allow ample time to log in to the meeting webcast and test your computer audio system. We recommend that you carefully review the procedures needed to gain admission in advance. A recording of the meeting will be available at www.virtualshareholdermeeting.com/TBN2026 for
90 days after the meeting. Holders of CDIs will be entitled to receive notice of, and to attend as guests (but not vote at) the
Annual Meeting. Holders of CDIs can direct the Depositary Nominee to vote the Common Stock underlying their CDIs at the
Annual Meeting by completing the CDI Voting Instruction Form.
Can I ask questions at the virtual Annual Meeting?
Stockholders as of the Record Date who attend and participate in our virtual Annual Meeting will have an opportunity to submit questions live via the Internet during a designated portion of the meeting. We also encourage you to submit questions in advance of the meeting until 11:59 p.m. Eastern time the day before the Annual Meeting by going to
www.virtualshareholdermeeting.com/TBN2026 and logging in with your control number. During the meeting, we will spend up to 15 minutes answering stockholder questions that comply with the meeting rules of procedure. The rules of procedure, including the types of questions that will be accepted, will be posted on the Annual Meeting website. To ensure the orderly conduct of the Annual Meeting, we encourage you to submit questions in advance. If we receive substantially similar questions, we will group such questions together and provide a single response to avoid repetition. Stockholders must have available their control number provided on their proxy card to ask questions during the meeting.
What if I have technical difficulties or trouble accessing the virtual Annual Meeting?
We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting. If you encounter any difficulties accessing the virtual meeting during check-in or during the meeting, please call the technical support number that will be posted on the virtual stockholder meeting login page: www.virtualshareholdermeeting.com/TBN2026.
What proposals will be voted on at the Annual Meeting?
Stockholders will vote on fifteen proposals at the Annual Meeting:

Proposal	Matter	Board Recommendation
1	The election of the Company’s three Class III directors, being each of: (1) Richard Stoneburner (2)David Siegel (3)Phillip Pace	FOR each
2	Ratification of the appointment of Ernst & Young as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2027.	FOR
3	Ratification and approval, for the purposes of ASX Listing Rule 7.4 and for all other purposes, of the issue of 3,400,093 shares of Common Stock pursuant to the Company’s US Public Offering.	FOR

4
Approval of the issuance of: (1) up to 32,740 restricted stock units in the
Company; and (2) up to 32,740 performance stock units in the Company under the Plan to Mr. Todd Abbott (or his nominee), on the terms and conditions as set out in the Proxy Statement, pursuant to and for the purposes of ASX Listing Rule 10.14.
FOR
5
Approval of the issue of restricted stock units in the Company under the Plan to acquire shares of Common Stock (which may be represented by shares of
Common Stock) to Mr. Fred Barrett (or his nominee) in the value of
US$300,000 in each fiscal year during the three year period from the date of this Annual Meeting (being in aggregate a value of US$900,000) under the
Plan, in lieu of the equivalent amount of director fees otherwise payable to him by the Company, on the terms and conditions as set out in the Proxy
Statement, pursuant to and for the purposes of ASX Listing Rule 10.14.
FOR
6
Approval of the issue of restricted stock units in the Company under the Plan to acquire shares of Common Stock (which may be represented by shares of
Common Stock or CDIs (as applicable)) to Mr. Patrick Elliott (or his nominee) in the value of US$300,000 in each fiscal year during the three year period from the date of this Annual Meeting (being in aggregate a value of US$900,000) under the Plan, in lieu of the equivalent amount of director fees otherwise payable to him by the Company, on the terms and conditions as set out in the Proxy Statement, pursuant to and for the purposes of ASX
Listing Rule 10.14.
FOR
7
Approval of the issue of restricted stock units in the Company under the Plan to acquire shares of Common Stock (which may be represented by shares of
Common Stock) to Honorable Andrew Robb (or his nominee) in the value of
US$300,000 in each fiscal year during the three year period from the date of this Annual Meeting (being in aggregate a value of US$900,000) under the
Plan, in lieu of the equivalent amount of director fees otherwise payable to him by the Company, on the terms and conditions as set out in the Proxy
Statement, pursuant to and for the purposes of ASX Listing Rule 10.14.
FOR
8
Approval of the issue of restricted stock units in the Company under the Plan to acquire shares of Common Stock (which may be represented by shares of
Common Stock) to Mr. David Siegel (or his nominee) in the value of
US$300,000 in each fiscal year during the three year period from the date of this Annual Meeting (being in aggregate a value of US$900,000) under the
Plan, in lieu of the equivalent amount of director fees otherwise payable to him by the Company, on the terms and conditions as set out in the Proxy
Statement, pursuant to and for the purposes of ASX Listing Rule 10.14.
FOR
9
Approval of the issue of restricted stock units in the Company under the Plan to acquire shares of Common Stock (which may be represented by shares of
Common Stock) to Mr. Ryan Dalton (or his nominee) in the value of
US$300,000 in each fiscal year during the three year period from the date of this Annual Meeting (being in aggregate a value of US$900,000) under the
Plan, in lieu of the equivalent amount of director fees otherwise payable to him by the Company, on the terms and conditions as set out in the Proxy
Statement, pursuant to and for the purposes of ASX Listing Rule 10.14.
FOR
10
Approval of the issue of restricted stock units in the Company under the Plan to acquire shares of Common Stock (which may be represented by shares of
Common Stock) to Mr. Jeff Bellman (or his nominee) in the value of
US$300,000 in each fiscal year during the three year period from the date of this Annual Meeting (being in aggregate a value of US$900,000) under the
Plan, in lieu of the equivalent amount of director fees otherwise payable to him by the Company, on the terms and conditions as set out in the Proxy
Statement, pursuant to and for the purposes of ASX Listing Rule 10.14.
FOR
11
Approval of the issue of restricted stock units in the Company under the Plan to acquire shares of Common Stock (which may be represented by shares of
Common Stock) to Mr. Scott Sheffield (or his nominee) in the value of
US$300,000 in each fiscal year during the three year period from the date of this Annual Meeting (being in aggregate a value of US$900,000) under the
Plan, in lieu of the equivalent amount of director fees otherwise payable to him by the Company, on the terms and conditions as set out in the Proxy
Statement, pursuant to and for the purposes of ASX Listing Rule 10.14.
FOR

12
Approval of the issue of restricted stock units in the Company under the Plan to acquire shares of Common Stock (which may be represented by shares of
Common Stock) to Mr. Phillip Pace (or his nominee) in the value of
US$300,000 in each fiscal year during the three year period from the date of this Annual Meeting (being in aggregate a value of US$900,000) under the
Plan, in lieu of the equivalent amount of director fees otherwise payable to him by the Company, on the terms and conditions as set out in the Proxy
Statement, pursuant to and for the purposes of ASX Listing Rule 10.14.
FOR
13
Approval of the issue of restricted stock units in the Company under the Plan to acquire shares of Common Stock (which may be represented by shares of
Common Stock) to Mr. Richard Stoneburner (or his nominee) in the value of
US$300,000 in each fiscal year during the three year period from the date of this Annual Meeting (being in aggregate a value of US$900,000) under the
Plan, in lieu of the equivalent amount of director fees otherwise payable to him by the Company, on the terms and conditions as set out in the Proxy
Statement, pursuant to and for the purposes of ASX Listing Rule 10.14.
FOR
14
Approval, for the purposes of ASX Listing Rule 10.17 and the Company’s bylaws and for all other purposes, that the maximum aggregate annual cash fee pool from which the non-executive directors of the Company may be paid for their services as members of the Board be increased from
US$2,000,000 per annum to US$2,700,000 per annum.
FOR
15
Approval of the ASX Limited’s grant to the Company of a waiver from ASX
Listing Rule 7.1 to permit the Company to issue new securities without obtaining the approval of the Company’s stockholders under ASX Listing
Rule 7.1, and otherwise on the terms and conditions summarized in this
Proxy Statement.
FOR
What happens if other business not discussed in this Proxy Statement comes before the meeting?
The Company does not know of any business to be presented at the Annual Meeting other than the proposals discussed in this
Proxy Statement. If other business properly comes before the meeting under our Certificate of Incorporation (the “Charter”),
Amended and Restated Bylaws (the “Bylaws”), and rules established by the SEC, the proxies will use their discretion in casting all the votes that they are entitled to cast.
Who is entitled to vote?
As of the Record Date, 34,960,006 shares of Common Stock were outstanding. Only holders of record of our Common Stock as of the Record Date will be entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. Each stockholder is entitled to one vote for each share of our Common Stock held by such stockholder on the Record
Date. No cumulative voting rights are authorized. Each CDI holder is entitled to direct the Depositary Nominee to vote one vote for every 200 CDIs held by such holder on the Record Date.
What does it mean to be a holder of CDIs?
CDIs are issued by the Company through the Depositary Nominee and traded on the Australian Securities Exchange. If you own CDIs, then you are the beneficial owner of one share of Common Stock for every 200 CDIs that you own. The Depositary
Nominee, or its custodian, is considered the stockholder of record for the purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to direct the Depositary Nominee, or its custodian, as to how to vote the shares of Common
Stock underlying your CDIs. As a beneficial owner, you are invited to attend the Annual Meeting as a guest.
However, because you are not a holder of Common Stock, if you personally want to vote the shares of Common Stock underlying your CDIs at the Annual Meeting, you must inform the Depositary Nominee via the CDI Voting Instruction Form
that you wish to nominate yourself (or another person) to be appointed as the Depositary Nominee’s proxy for the purposes of virtually attending and voting at the Annual Meeting.
Under the rules governing CDIs, the Depositary Nominee is not permitted to vote on your behalf on any matter to be considered at the Annual Meeting unless you specifically instruct the Depositary Nominee how to vote. We encourage you to communicate your voting instructions to the Depositary Nominee in advance of the Annual Meeting to ensure that your vote will be counted by completing the CDI Voting Instruction Form and returning it in accordance with the instructions specified on that form.

How do I vote in advance of the Annual Meeting?
If you are a holder of record of shares of Common Stock, you may direct your vote without attending the Annual Meeting by following the instructions on the proxy card to vote by Internet or by telephone, or by signing, dating, and mailing a proxy card.
If you hold your shares in street name via a broker, bank, or other nominee, you may direct your vote without attending the
Annual Meeting by signing, dating, and mailing your voting instruction card. Internet or telephonic voting may also be available. Please see your voting instruction card provided by your broker, bank, or other nominee for further details.
How do I vote during the Annual Meeting?
Shares held directly in your name as the stockholder of record may be voted if you are attending the Annual Meeting by entering the 15-digit control number found on your proxy card when you log in to the meeting at
www.virtualshareholdermeeting.com/TBN2026.
Shares held in street name through a brokerage account or by a broker, bank, or other nominee may only be voted at the Annual
Meeting by submitting voting instructions to your bank, broker or other nominee issued in your name from the record holder
(your bank, broker or other nominee).
Even if you plan to attend the Annual Meeting, we recommend that you vote in advance, as described above under “How do I vote in advance of the Annual Meeting?” so that your vote will be counted if you are unable to attend the Annual Meeting.
How do I vote if I hold CDIs?
Each CDI holder is entitled to direct the Depositary Nominee to vote one vote for every 200 CDIs held by such holder on the
Record Date. Persons holding CDIs are entitled to receive notice of and to attend the Annual Meeting as guests. Holders of
CDIs may direct the Depositary Nominee to vote their underlying Common Stock at the Annual Meeting by completing and returning the CDI Voting Instruction Form to Boardroom Pty Ltd (“Boardroom”), the agent the Company has designated for the collection and processing of voting instructions from the Company’s CDI holders. Votes must be received by Boardroom by no later than 4:00 p.m. Central time on Tuesday, November 17, 2026 (being 9:00 a.m. AEDT on Wednesday, November 18, 2026)
(48 hours prior to the time of the Annual Meeting) in accordance with the instructions on the CDI Voting Instruction Form.
Alternatively, CDI holders can inform the Depositary Nominee via the CDI Voting Instruction Form that they wish to nominate themselves (or another person) to be appointed as the Depositary Nominee’s proxy for the purposes of virtually attending and voting at the Annual Meeting.
Can I change my vote or revoke my proxy or CDI Voting Instruction Form?
You may change your vote or revoke your proxy at any time before it is voted at the Annual Meeting. If you are a stockholder of record, you may change your vote or revoke your proxy by:
•delivering to the attention of the Secretary at the address on the first page of this Proxy Statement a written notice of revocation of your proxy;
•delivering to us an authorized proxy bearing a later date (including a proxy over the Internet or by telephone); or
•attending the Annual Meeting and voting electronically, as indicated above under “How do I vote during the Annual
Meeting?,” but note that attendance at the Annual Meeting will not, by itself, revoke a proxy.
If your shares are held in the name of a bank, broker, or other nominee, you may change your vote by submitting new voting instructions to your bank, broker, or other nominee.
If you are a holder of CDIs and you direct the Depositary Nominee to vote by completing the CDI Voting Instruction Form, you may revoke those instructions by delivering to Boardroom a written notice of revocation bearing a later date than the CDI
Voting Instruction Form previously sent, which notice must be received by no later than 4:00 p.m. Central time on Tuesday,
November 17, 2026 (being 9:00 a.m. AEDT on Wednesday, November 18, 2026).
What is a broker nonvote?
Brokers, banks, or other nominees holding shares on behalf of a beneficial owner (other than the Depositary Nominee) may vote those shares in their discretion on certain “routine” matters even if they do not receive timely voting instructions from the beneficial owner. With respect to “nonroutine” matters, the broker, bank, or other nominee is not permitted to vote shares for a beneficial owner without timely received voting instructions. The only routine matter to be presented at the Annual Meeting is the proposal to ratify the appointment of Ernst & Young as our independent registered public accounting firm for the fiscal year ending June 30, 2027 (Proposal Two). Each of the other Proposals is a nonroutine matter.
A broker nonvote occurs when a broker, bank, or other nominee does not vote on a nonroutine matter because the beneficial owner of such shares has not provided voting instructions with regard to such matter. A broker, bank, or other nominee may exercise its discretionary voting authority on Proposal Two because Proposal Two is a routine matter, and as such, there will be no broker nonvotes on Proposal Two. Broker nonvotes may occur as to the other Proposals or any other nonroutine matters that are properly presented at the Annual Meeting. The effect of broker nonvotes on each of the other Proposals is described below.
What constitutes a quorum?
The presence at the Annual Meeting, either virtually or by proxy, of the holders of not less than a majority in voting power of the outstanding shares of stock entitled to vote at the Annual Meeting shall be necessary and sufficient to constitute a quorum.
Abstentions and broker nonvotes will be counted as present for the purpose of determining whether there is a quorum at the
Annual Meeting. Your shares are counted as being present if you participate virtually at the Annual Meeting and cast your vote online during the meeting prior to the closing of the polls by visiting www.virtualshareholdermeeting.com/TBN2026, or if you vote by proxy via the Internet, by telephone, or by returning a properly executed and dated proxy card or voting instruction form by mail.
What vote is required to approve each matter to be considered at the Annual Meeting?

Proposal	Matter	Vote Required	Broker Discretionary Voting Allowed	Effect of Broker Nonvotes	Effect of Abstentions
1	The election of the Company’s three Class III directors, being each of: (1) Richard Stoneburner (2)David Siegel (3)Phillip Pace	Plurality of Votes Cast	No	No Effect	No Effect
2	Ratification of the appointment of Ernst & Young as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2027.	Affirmative Vote of the Holders of a Majority in Voting Power of the Shares of Stock of the Company which are Present Virtually or by Proxy and Entitled to Vote Thereon	Yes	No Effect	Vote Against
3	Ratification and approval, for the purposes of ASX Listing Rule 7.4 and for all other purposes, of the issue of 3,400,093 shares of Common Stock pursuant to the Company’s US Public Offering.	Affirmative Vote of the Holders of a Majority in Voting Power of the Shares of Stock of the Company which are Present Virtually or by Proxy and Entitled to Vote Thereon	No	No Effect	Vote Against

Proposal	Matter	Vote Required	Broker Discretionary Voting Allowed	Effect of Broker Nonvotes	Effect of Abstentions
4
Approval of the issuance of: (1)
up to 32,740 restricted stock
units in the Company; and (2)
up to 32,740 performance stock
units in the Company under the
Plan to Mr. Todd Abbott (or his
nominee), on the terms and
conditions as set out in the
Proxy Statement, pursuant to
and for the purposes of ASX
Listing Rule 10.14.
		Affirmative Vote of the Holders of a Majority in Voting Power of the Shares of Stock of the Company which are Present Virtually or by Proxy and Entitled to Vote Thereon	No	No Effect	Vote Against
5
Approval of the issue of
restricted stock units in the
Company under the Plan to
acquire shares of Common
Stock (which may be
represented by shares of
Common Stock) to Mr. Fred
Barrett (or his nominee) in the
value of US$300,000 in each
fiscal year during the three year
period from the date of this
Annual Meeting (being in
aggregate a value of
US$900,000) under the Plan, in
lieu of the equivalent amount of
director fees otherwise payable
to him by the Company, on the
terms and conditions as set out
in the Proxy Statement, pursuant
to and for the purposes of ASX
Listing Rule 10.14.
		Affirmative Vote of the Holders of a Majority in Voting Power of the Shares of Stock of the Company which are Present Virtually or by Proxy and Entitled to Vote Thereon	No	No Effect	Vote Against

Proposal	Matter	Vote Required	Broker Discretionary Voting Allowed	Effect of Broker Nonvotes	Effect of Abstentions
6
Approval of the issue of
restricted stock units in the
Company under the Plan to
acquire shares of Common
Stock (which may be
represented by shares of
Common Stock or CDIs (as
applicable)) to Mr. Patrick
Elliott (or his nominee) in the
value of US$300,000 in each
fiscal year during the three year
period from the date of this
Annual Meeting (being in
aggregate a value of
US$900,000) under the Plan, in
lieu of the equivalent amount of
director fees otherwise payable
to him by the Company, on the
terms and conditions as set out
in the Proxy Statement, pursuant
to and for the purposes of ASX
Listing Rule 10.14.
		Affirmative Vote of the Holders of a Majority in Voting Power of the Shares of Stock of the Company which are Present Virtually or by Proxy and Entitled to Vote Thereon	No	No Effect	Vote Against
7
Approval of the issue of
restricted stock units in the
Company under the Plan to
acquire shares of Common
Stock (which may be
represented by shares of
Common Stock) to Honorable
Andrew Robb (or his nominee)
in the value of US$300,000 in
each fiscal year during the three
year period from the date of this
Annual Meeting (being in
aggregate a value of
US$900,000) under the Plan, in
lieu of the equivalent amount of
director fees otherwise payable
to him by the Company, on the
terms and conditions as set out
in the Proxy Statement, pursuant
to and for the purposes of ASX
Listing Rule 10.14.
		Affirmative Vote of the Holders of a Majority in Voting Power of the Shares of Stock of the Company which are Present Virtually or by Proxy and Entitled to Vote Thereon	No	No Effect	Vote Against

Proposal	Matter	Vote Required	Broker Discretionary Voting Allowed	Effect of Broker Nonvotes	Effect of Abstentions
8
Approval of the issue of
restricted stock units in the
Company under the Plan to
acquire shares of Common
Stock (which may be
represented by shares of
Common Stock) to Mr. David
Siegel (or his nominee) in the
value of US$300,000 in each
fiscal year during the three year
period from the date of this
Annual Meeting (being in
aggregate a value of
US$900,000) under the Plan, in
lieu of the equivalent amount of
director fees otherwise payable
to him by the Company, on the
terms and conditions as set out
in the Proxy Statement, pursuant
to and for the purposes of ASX
Listing Rule 10.14.
		Affirmative Vote of the Holders of a Majority in Voting Power of the Shares of Stock of the Company which are Present Virtually or by Proxy and Entitled to Vote Thereon	No	No Effect	Vote Against
9
Approval of the issue of
restricted stock units in the
Company under the Plan to
acquire shares of Common
Stock (which may be
represented by shares of
Common Stock) to Mr. Ryan
Dalton (or his nominee) in the
value of US$300,000 in each
fiscal year during the three year
period from the date of this
Annual Meeting (being in
aggregate a value of
US$900,000) under the Plan, in
lieu of the equivalent amount of
director fees otherwise payable
to him by the Company, on the
terms and conditions as set out
in the Proxy Statement, pursuant
to and for the purposes of ASX
Listing Rule 10.14.
		Affirmative Vote of the Holders of a Majority in Voting Power of the Shares of Stock of the Company which are Present Virtually or by Proxy and Entitled to Vote Thereon	No	No Effect	Vote Against

Proposal	Matter	Vote Required	Broker Discretionary Voting Allowed	Effect of Broker Nonvotes	Effect of Abstentions
10
Approval of the issue of
restricted stock units in the
Company under the Plan to
acquire shares of Common
Stock (which may be
represented by shares of
Common Stock) to Mr. Jeff
Bellman (or his nominee) in the
value of US$300,000 in each
fiscal year during the three year
period from the date of this
Annual Meeting (being in
aggregate a value of
US$900,000) under the Plan, in
lieu of the equivalent amount of
director fees otherwise payable
to him by the Company, on the
terms and conditions as set out
in the Proxy Statement, pursuant
to and for the purposes of ASX
Listing Rule 10.14.
		Affirmative Vote of the Holders of a Majority in Voting Power of the Shares of Stock of the Company which are Present Virtually or by Proxy and Entitled to Vote Thereon	No	No Effect	Vote Against
11
Approval of the issue of
restricted stock units in the
Company under the Plan to
acquire shares of Common
Stock (which may be
represented by shares of
Common Stock) to Mr. Scott
Sheffield (or his nominee) in the
value of US$300,000 in each
fiscal year during the three year
period from the date of this
Annual Meeting (being in
aggregate a value of
US$900,000) under the Plan, in
lieu of the equivalent amount of
director fees otherwise payable
to him by the Company, on the
terms and conditions as set out
in the Proxy Statement, pursuant
to and for the purposes of ASX
Listing Rule 10.14.
		Affirmative Vote of the Holders of a Majority in Voting Power of the Shares of Stock of the Company which are Present Virtually or by Proxy and Entitled to Vote Thereon	No	No Effect	Vote Against

Proposal	Matter	Vote Required	Broker Discretionary Voting Allowed	Effect of Broker Nonvotes	Effect of Abstentions
12
Approval of the issue of
restricted stock units in the
Company under the Plan to
acquire shares of Common
Stock (which may be
represented by shares of
Common Stock) to Mr. Phillip
Pace (or his nominee) in the
value of US$300,000 in each
fiscal year during the three year
period from the date of this
Annual Meeting (being in
aggregate a value of
US$900,000) under the Plan, in
lieu of the equivalent amount of
director fees otherwise payable
to him by the Company, on the
terms and conditions as set out
in the Proxy Statement, pursuant
to and for the purposes of ASX
Listing Rule 10.14.
		Affirmative Vote of the Holders of a Majority in Voting Power of the Shares of Stock of the Company which are Present Virtually or by Proxy and Entitled to Vote Thereon	No	No Effect	Vote Against
13
Approval of the issue of
restricted stock units in the
Company under the Plan to
acquire shares of Common
Stock (which may be
represented by shares of
Common Stock) to Mr. Richard
Stoneburner (or his nominee) in
the value of US$300,000 in
each fiscal year during the three
year period from the date of this
Annual Meeting (being in
aggregate a value of
US$900,000) under the Plan, in
lieu of the equivalent amount of
director fees otherwise payable
to him by the Company, on the
terms and conditions as set out
in the Proxy Statement, pursuant
to and for the purposes of ASX
Listing Rule 10.14.
		Affirmative Vote of the Holders of a Majority in Voting Power of the Shares of Stock of the Company which are Present Virtually or by Proxy and Entitled to Vote Thereon	No	No Effect	Vote Against

Proposal	Matter	Vote Required	Broker Discretionary Voting Allowed	Effect of Broker Nonvotes	Effect of Abstentions
14
Approval, for the purposes of
ASX Listing Rule 10.17 and the
Company’s bylaws and for all
other purposes, that the
maximum aggregate annual
cash fee pool from which the
non-executive directors of the
Company may be paid for their
services as members of the
Board be increased from
US$2,000,000 per annum to
US$2,700,000 per annum.
		Affirmative Vote of the Holders of a Majority in Voting Power of the Shares of Stock of the Company which are Present Virtually or by Proxy and Entitled to Vote Thereon	No	No Effect	Vote Against
15
Approval of the ASX Limited’s
grant to the Company of a
waiver from ASX Listing Rule
7.1 to permit the Company to
issue new securities without
obtaining the approval of the
Company’s stockholders under
ASX Listing Rule 7.1, and
otherwise on the terms and
conditions summarized in this
Proxy Statement.
		Affirmative Vote of the Holders of a Majority in Voting Power of the Shares of Stock of the Company which are Present Virtually or by Proxy and Entitled to Vote Thereon	No	No Effect	Vote Against
Voting exclusion statement
The Company will disregard any votes cast in favor of:
•Proposal Three, by or on behalf of any person who participated in the Public Offering, the Underwriters or their associates;
•Proposals Four to Thirteen (inclusive), by or on behalf of any person referred to in ASX Listing Rules 10.14.1,
10.14.2 or 10.14.3 who is eligible to participate in the Plan or their associates;
•Proposal Fourteen, by or on behalf of any director of the Company or their associates.
However, the Company need not disregard a vote cast in favor of any of the above Proposals by:
•a person as proxy or attorney for a person who is entitled to vote on the relevant Proposal, in accordance with directions given to the proxy or attorney to vote on the relevant Proposal in that way;
•the chair of the Annual Meeting as proxy or attorney for a person who is entitled to vote on the relevant Proposal, in accordance with a direction given to the chair to vote on the relevant Proposal as the chair decides; or
•a holder acting solely in a nominee, trustee or custodial or other fiduciary capacity on behalf of a beneficiary provided the following conditions are met:
•the beneficiary provides written confirmation to the holder that the beneficiary is not excluded from voting, and is not an associate of a person excluded from voting, on the relevant Proposal; and
•the holder votes on the relevant Proposal in accordance with directions given by the beneficiary to the holder to vote in that way.

What is the deadline for submitting a proxy or CDI Voting Instruction Form?
To ensure that proxies are received in time to be counted prior to the Annual Meeting, proxies submitted by Internet or by telephone should be received by 11:59 p.m. Eastern time on Wednesday, November 18, 2026, and proxies submitted by mail should be received by the close of business on Wednesday, November 18, 2026 (the business day prior to the date of the
Annual Meeting).
CDI Voting Instruction Forms must be received by Boardroom by no later than 4:00 p.m. Central time on Tuesday, November
17, 2026 (being 9:00 a.m. AEDT on Wednesday, November 18, 2026) (48 hours prior to the time of the Annual Meeting) in accordance with the instructions on the CDI Voting Instruction Form.
What does it mean if I receive more than one proxy card or CDI Voting Instruction Form?
If you hold your shares or CDIs in more than one account, you will receive one proxy card or CDI Voting Instruction Form for each account (as applicable). To ensure that all of your shares or CDIs are voted, please complete, sign, date, and return one proxy card or CDI Voting Instruction Form for each account or use the proxy card for each account to vote by Internet or by telephone.
How will my shares be voted if I return a blank proxy card or a blank CDI Voting Instruction Form?
If you are a holder of record of our Common Stock and you sign and return a proxy card or CDI Voting Instruction Form or otherwise submit a proxy without giving specific voting instructions, your shares will be voted in accordance with the Board’s recommendations. If you hold your shares in street name via a broker, bank, or other nominee and do not provide the broker, bank, or other nominee with voting instructions (including by signing and returning a blank voting instruction card), your shares:
•will be counted as present for purposes of establishing a quorum;
•will be voted in accordance with the broker’s, bank’s, or other nominee’s discretion on “routine” matters, which includes the proposal to ratify the appointment of Ernst & Young as our independent registered public accounting firm for the fiscal year ending June 30, 2027 (Proposal Two); and
•will not be counted in connection with the other Proposals or any other nonroutine matters that are properly presented at the Annual Meeting. For each of these proposals, your shares will be treated as “broker nonvotes.”
Our Board knows of no matter to be presented at the Annual Meeting other than Proposals identified in this Proxy Statement. If any other matters properly come before the Annual Meeting upon which a vote properly may be taken, shares represented by all proxies received by us will be voted with respect thereto as permitted and in accordance with the judgment of the proxy holders.
Who is making this solicitation and who will pay the expenses?
This proxy solicitation is being made on behalf of the Board. The Company will pay for the cost of soliciting proxies. Proxies may be solicited on the Company’s behalf by directors, officers or employees in person or by telephone, electronic transmission and facsimile transmission. We have hired D. F. King & Co., Inc., 48 Wall Street, 22nd Floor, New York, NY 10005, to solicit proxies. We will pay D.F. King & Co., Inc. a fee of $10,000.00 plus expenses for these services. Arrangements may be made with brokerage houses, custodians, nominees, and fiduciaries to send proxy materials to their principals, and we may reimburse them for their expenses.
Who will count the vote?
Broadridge Financial Solutions, Inc., or its appointed representative, will serve as the inspector of elections and will certify the voting results.
Will a stockholder list be available for inspection?
A list of stockholders entitled to vote at the Annual Meeting will be available for inspection by stockholders for any purpose germane to the meeting for 10 business days prior to the Annual Meeting, at Tamboran Resources Corporation, Suite 01, Level
39, Tower One, International Towers Sydney, 100 Barangaroo Avenue, Barangaroo NSW 2000 between the hours of 9:00 a.m.
and 5:00 p.m. AEDT. The stockholder list will also be available to stockholders of record for examination during the Annual
Meeting at www.virtualshareholdermeeting.com/TBN2026. You will need the control number included on your proxy card, or voting instruction form, or otherwise provided by your bank, broker, or other nominee.

What is “householding” and how does it affect me?
We have adopted a procedure approved by the SEC called “householding.” Under this procedure, we send only one Proxy
Statement and one Annual Report to eligible stockholders who share a single address, unless we have received instructions to the contrary from any stockholder at that address. This practice is designed to eliminate duplicate mailings, conserve natural resources, and reduce our printing and mailing costs. Stockholders who participate in householding will continue to receive separate proxy cards.
If you share an address with another stockholder and receive only one set of proxy materials but would like to request a separate copy of these materials, please contact our mailing agent, Broadridge, by calling (866) 540-7095 or writing to Broadridge
Householding Department, 51 Mercedes Way, Edgewood, New York 11717, and an additional copy of proxy materials will be promptly delivered to you. Similarly, if you receive multiple copies of the proxy materials and would prefer to receive a single copy in the future, you may also contact Broadridge at the above telephone number or address. If you own shares through a bank, broker, or other nominee, you should contact the nominee concerning householding procedures.
How can I find out the results of the voting at the Annual Meeting?
We will announce preliminary voting results at the Annual Meeting. We will also disclose voting results on a Current Report on
Form 8-K that we will file with the SEC within four business days after the Annual Meeting.
When are stockholder proposals due for the 2027 annual meeting of the stockholders?
A stockholder desiring to submit a proposal for inclusion in the Company’s proxy statement for the 2027 annual meeting of stockholders may do so by following the procedures prescribed in Rule 14a-8 of the Exchange Act. Any such proposal must be received by the Company no later than July 2, 2027. The Company requests that all such proposals be addressed to the
“Corporate Secretary” at Tamboran Resources Corporation, Suite 01, Level 39, Tower One, International Towers Sydney, 100
Barangaroo Avenue, Barangaroo NSW 2000, and be mailed by certified mail, return receipt requested.
Stockholders wishing to submit proposals or director nominations outside the procedures prescribed in Rule 14a-8 of the
Exchange Act must give timely notice thereof in writing to the Corporate Secretary and follow the procedures contained in the
Company’s Bylaws. To be timely, a stockholder’s notice must be delivered to, or mailed and received at, the principal executive offices of the Corporation not less than 90 days nor more than 120 days prior to the one-year anniversary of the preceding year’s annual meeting; provided, however, that if the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so delivered, or mailed and received, not more than the 120th day prior to such annual meeting and not later than (i) the 90th day prior to such annual meeting or, (ii) if later, the tenth day following the day on which public disclosure of the date of such annual meeting was first made by the
Corporation. In no event shall any adjournment or postponement of an annual meeting or the announcement thereof commence a new time period for the giving of timely notice.
In addition to satisfying the foregoing requirements under our Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice to the
Company that sets forth the information required by Rule 14a-19 under the Exchange Act.
In connection with our solicitation of proxies for our 2027 annual meeting of stockholders, we intend to file a proxy statement and WHITE proxy card with the SEC. Stockholders may obtain our proxy statement (and any amendments and supplements thereto) and other documents as and when filed with the SEC without charge from the SEC’s website at: www.sec.gov.
Whom can I contact for further information?
You may request additional copies, without charge, of this Proxy Statement and other proxy materials or ask questions about the Annual Meeting, the proposals, or the procedures for voting your shares by writing to our Corporate Secretary at Suite 01,
Level 39, Tower One, International Towers Sydney, 100 Barangaroo Avenue, Barangaroo NSW 2000.

MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING
PROPOSAL ONE:
TO APPROVE THE ELECTION OF THE COMPANY’S THREE CLASS III DIRECTORS, BEING EACH OF: (1)
RICHARD STONEBURNER, (2) DAVID SIEGEL, (3) PHILLIP PACE
General
At the Annual Meeting, our stockholders will vote on the three Class III directors for a three-year term and until the election and qualification of their respective successors in office, or until such director’s earlier death, resignation, or removal. ASX
Listing Rule 14.5 requires that an entity which has directors must hold an election of directors at each Annual Meeting. Further, in accordance with ASX Listing Rule 14.4, a director must not hold office (without re-election) past the third Annual Meeting following their appointment or 3 years, whichever is longer.
The directors named herein have agreed to serve, if elected, until the 2029 annual meeting of stockholders and until their successors have been duly elected and qualified or until their earlier death, resignation, or removal. There are no family relationships between or among any of our executive officers, nominees, or continuing directors.
The election of each director will be voted on separately.
Director Nominees
The following table sets forth information with respect to our director nominees for election at the Annual Meeting:

Name	Independent	Age
(1) Richard Stoneburner	Yes	72
(2) David Siegel	Yes	64
(3) Phillip Pace	Yes	63
More detailed biographical descriptions of the nominees are set forth in the text below. These descriptions include the experience, qualifications, qualities, and skills that led to the conclusion that each director should serve as a member of our
Board at this time.

Age: 72 Director since: 2016 Committees: None Class: III
Richard (Dick) Stoneburner has served on the board of directors of TR Ltd. since May 2016 and was named Chairman of TR Ltd. in February 2021 and Chairman of the Company in
December 2023. Mr. Stoneburner served as the Company’s Interim Chief Executive Officer from July 2025 to January 2026. Mr. Stoneburner has approximately 45 years of experience in upstream oil and gas exploration and production. From 2013 until 2022, Mr. Stoneburner served as a Partner and Senior Advisor for Pine Brook Partners, a private equity firm focusing on investments in the energy sector. Mr. Stoneburner was a Co-Founder and former President and Chief Operating Officer of Petrohawk Energy Corporation from 2003-2011 and President –
North America Shale Production Division for BHP Billiton Petroleum from 2011-2012. Prior to co-founding Petrohawk in 2003, Mr. Stoneburner was Executive Vice President Exploration for
3TEC Energy Corporation and worked for several E&P companies, including Hugoton Energy
Corporation, Stoneburner Exploration Inc., Weber Energy and Texas Oil & Gas. Mr.
Stoneburner served on the board of Newfield Exploration (NYSE: NFX) from 2012-2014, Sitio
Royalties Corp. (NYSE: STR) (formerly Brigham Minerals, Inc.; NYSE: MNRL), from 2018 through 2025. He also previously served on the board of Yuma Energy, Inc. (NYSE American:
YUMA) from 2014-2021 and currently serves on the boards of private companies in the oil and gas industry. Mr. Stoneburner received a Bachelor of Science in Geological Sciences from the
University of Texas at Austin and a Master of Science in Geology from Wichita State
University. We believe Mr. Stoneburner is qualified to be on our board of directors due to his extensive leadership experience and professional experience in upstream oil and gas exploration and production.

Age: 64 Director since: 2021 Committees: Compensation (Chair) and Nominations & Governance Class: III
David Siegel has served as a Director of TR Ltd. since March 2021 and a Director of the
Company since December 2023. Mr. Siegel has 30 years of experience in the aerospace and aviation industry. Since October 2017, Mr. Siegel has acted as a Senior Advisor for Apollo
Global Management. Mr. Siegel served as Chairman of Sun Country Airlines (NASDAQ:
SNCY) from April 2018 to February 2023 and Chairman of Genesis Park Acquisition Corp
(formerly NYSE: GNPK) from November 2020 to September 2021 and currently serves on the boards of private airline companies. Prior to joining Apollo, Mr. Siegel served as Chief
Executive Officer for a number of travel companies, including Ansett Worldwide Aviation
Services from 2016-2017; Frontier Airlines (NASDAQ: ULCC) from 2012-2015; XOJET from
2008-2010; US Airways (formerly NASDAQ: UAIR) from 2002-2004, during which he successfully guided the company through bankruptcy and returned it to profitability in 2003;
and, Avis Budget Group Inc. (NASDAQ: CAR). After beginning his career as a consultant at
Bain & Company, where he worked from 1983 to 1990, Mr. Siegel served in various senior management roles at Continental Airlines, Inc. (formerly NYSE: CAL) and Northwest Airlines
Corp. (formerly NYSE: NWA). Mr. Siegel currently serves as a Senior Advisor to Apollo
Global Management and is Chairman of two Apollo portfolio companies, Atlas Air World-
Wide and Volotea, S.A. Mr. Siegel also serves as Chairman of Swissport International, A.G., formerly an Apollo portfolio company. Mr. Siegel holds a Bachelor of Science from Brown
University with high honors, and a Master of Business Administration from Harvard Business
School with honor. We believe that Mr. Siegel is qualified to be on our board of directors due to his substantial experience in managing public companies.

Age: 63 Director since: 2025 Committees: Compensation, Nominations & Governance and Sustainability Class: III
Phillip Pace has served as a Director of the Company since July 2025. Mr. Pace has more than
30 years of energy industry experience. From 2017 to 2020 he served as a Director of Lonestar
Resources US Inc., a then-publicly traded exploration and production company. From 2009 until his retirement in 2020, Mr. Pace was Founding Partner and Managing Director of
Chambers Energy Management, a Houston-based investment firm focused on opportunistic credit investments in the energy industry. He also has extensive experience in energy finance, including 19 years in oil and gas equity research. Following his equity research career, Mr. Pace became Credit Suisse’s Head of Exploration and Production Investment Banking in 2005 and
Co-Head of Energy Investment Banking in 2006. During his career on Wall Street, Mr. Pace was involved in over $50 billion in completed M&A transactions and over $10 billion in equity capital raised for the exploration and production sector in more than 50 distinct transactions.
Mr. Pace holds a Bachelor of Business Administration degree in Finance, with honors, from
Texas A&M University and is a Chartered Financial Analyst. He serves on multiple education-
related and non-profit boards, including the Yellowstone Academy and Angel Reach. We believe Mr. Pace is qualified to be on our board of directors due to his experience in the banking and oil and gas industries. Mr. Pace was appointed to the board of directors pursuant to an agreement, dated July 27, 2025, by and among the Company, Bryan Sheffield, Sheffield
Holdings, LP (“Sheffield”) and certain other affiliated entities party thereto.

Our directors bring a range of skills and experience in relevant areas, including oil and gas, exploration and production, finance, international business, as well as leadership and management. We believe this cross-section of capabilities enables our Board of
Directors to help guide our objectives and leading corporate governance practices.

Recommendation of Our Board of Directors
OUR BOARD OF DIRECTORS RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE ELECTION
OF EACH NOMINEE NAMED ABOVE.
Continuing Directors

Age: 65 Director since: 2014 Committees: Nominations & Governance (Chair) and Audit & Risk Management Class: I
Fredrick Barrett – Director. Fredrick Barrett has served as an independent Director for
Tamboran Resources Limited (“TR Ltd.”) since September 2014, a Director of the Company since December 2023 and has over 35 years of experience in the oil and gas resources industry.
Mr. Barrett served as an independent Non-Executive Director on the Board of Asian American
Gas Energy Holdings (“AAG”), a leading coalbed methane natural gas company focused in
China, from 2015-2018. Mr. Barrett served as Chairman of the New Business Committee for
AAG from 2016-2018. During 2014 and 2015, Mr. Barrett served on the Unconventional
Advisory Panel at Santos Ltd (ASX: STO), an independent exploration and production oil and gas company headquartered in Adelaide, Australia. Mr. Barrett no longer serves in any advisory function for Santos. Mr. Barrett co-founded Bill Barrett Corporation (NYSE: BBG) in
January 2002 and served in various positions from 2002-2013, including President and Chief
Operating Officer from 2002-2006 and Chief Executive Officer and Chairman of the Board
from 2006-2013. Prior to that, Mr. Barrett was a senior exploration geologist for Barrett
Resources Corp. (NYSE: BRR) in the U.S. Rocky Mountain Region from 1989 to 2001, and a lead geologist for various Rockies areas from 1989 to 1996. Mr. Barrett was a Co-Founder and
Partner in Terred Oil Company from 1987 to 1989, a private oil and gas partnership that provided geologic oil and gas services for the U.S. Rocky Mountain Region. Mr. Barrett worked as a project and wellsite geologist for various periods from 1983 to 1986 for Barrett
Resources and held similar roles for various periods for the Barrett Energy and Aeon Energy companies from 1981 to 1983. Mr. Barrett received a Bachelor of Science in Geology from Ft.
Lewis College and a Master of Science in Geology from Kansas State University. He is also a graduate of the Harvard Business School Advanced Management Program. We believe Mr.
Barrett is qualified to be on our board of directors due to his public company experience and technical background.

Age: 74 Director since: 2009 Committees: Audit & Risk Management and Compensation Class: I
Patrick Elliott – Director. Patrick Elliott is a founding shareholder and joined the board of TR
Ltd. in February 2009, serving as the Chairman from February 2009 to November 2020, and a
Director of the Company since December 2023. Mr. Elliott has over 40 years of diverse experience working in commercial and management roles in the upstream oil and gas mineral resources industries. Mr. Elliott has served on the boards of Cap-XX Ltd (LON: CPX) since
August 2011, Rockfire Resources plc (LON: ROCK) since March 2019, Argonaut Resources
N.L. (ASX: ARE) from 1993 to October 2023, Orpheus Minerals Ltd (ASX: ORP) from
August 2020 to October 2023, and Ioneer Ltd (ASX: INR) from June 2003 to November 2020.
Mr. Elliott has served on boards of numerous private companies over the last 40 years. Mr.
Elliott is a Certified Practicing Accountant in Australia. Mr. Elliott received a Bachelor of
Science from The University of Auckland, a Bachelor of Commerce (Accounting and Financial
Management) from the University of New South Wales, and a Master of Business
Administration in Mineral Economics from the Macquarie Graduate School of Management.
We believe that Mr. Elliott is qualified to be on our board of directors due to his corporate finance and investment experience.

Age: 58 Director since: 2025 Committees: Audit & Risk Management and Sustainability Class: I
Jeffrey Bellman – Director. Jeffrey Bellman has served as a Director of the Company since
May 2025. Mr. Bellman brings a 33-year track record in the investment management industry, with a specific focus on analyzing and investing in the global public oil and gas sector.
Throughout his career, he has managed equity portfolios across a wide spectrum of market capitalizations and cultivated strong relationships with management teams across multiple energy cycles. His recent experience includes twelve years as a Managing Director within the equities and fixed income group at Nuveen Investments. Mr. Bellman holds a Bachelor of Arts and a Master of Business Administration from the University of Chicago. We believe Mr.
Bellman is qualified to be on our board of directors due to his investment management and financing experience, as well as his strong industry relationships. Mr. Bellman was originally designated for appointment to the board of directors by Sheffield pursuant to the Director
Nominating Agreement as described in “Certain Relationships and Related Person
Transactions” below.

Age: 47 Director since: 2023 Committees: Audit & Risk Management (Chair), Nominations & Governance and Compensation Class: II
Ryan Dalton – Director. Ryan Dalton has served as a Director of TR Ltd. since September
2023 and a Director of the Company since December 2023. Mr. Dalton has over 20 years of financial experience, including a decade in the oil & gas industry. Mr. Dalton most recently served as Executive Vice President, Chief Financial Officer, at Parsley Energy, Inc. (NYSE:
PE) from 2012-2021, until being acquired by Pioneer Natural Resources. Prior to joining
Parsley Energy, Mr. Dalton served as an investment banker in Rothschild’s restructuring group, and as a consultant at Alix Partners. Mr. Dalton received a Bachelor of Business
Administration in Finance from Southern Methodist University and a Master of Business
Administration from the University of Virginia. We believe that Mr. Dalton is qualified to be on our board of directors due to his background in corporate finance, strategic planning, public and private capital raising, as well as risk management. Mr. Dalton was originally designated for appointment to the board of directors by Sheffield pursuant to the Director Nominating
Agreement as described in “Certain Relationships and Related Person Transactions” below.

Age: 75 Director since: 2023 Committees: Sustainability (Chair) Class: II
The Hon. Andrew Robb AO – Director. The Hon. Andrew Robb AO has served as a Director of
TR Ltd. since April 2023 and a Director of the Company since December 2023. Mr. Robb served as a Member of Australia’s House of Representatives from 2004-2016 and as
Australia’s Minister for Trade, Investment and Tourism from 2013-2016. While serving as
Minister for Trade, Investment and Tourism, Mr. Robb negotiated Free Trade Agreements with
South Korea, Japan and China; the 12 country Trans Pacific Partnership (TPP) free trade agreement; the Comprehensive Strategic Partnership with Singapore; and conducted 85 investment roundtables with 28 countries. While serving in the House of Representatives,
Mr. Robb also held positions as Chairman of the Government’s Workplace Relations
Taskforce, Assistant Minister for Immigration and Multicultural Affairs and then Minister for
Vocational and Further Education. In Opposition, Mr. Robb held positions as Shadow Minister for Foreign Affairs, Shadow Minister for Infrastructure and Climate Change, Chairman of the
Coalition Policy Development Committee and Shadow Minister for Finance, Deregulation and
Debt Reduction. Mr. Robb was awarded the Officer of the Order of Australia (AO) for his service to agriculture, politics, and the community. Mr. Robb retired from politics in 2016 and currently serves as Chairman of The Robb Group (financial and corporate advisory group),
CBMA, CLARA Energy and BOW Projects, Board Member of the Inter-Port Global and Mind
Medicine Australia, as well as strategic advisor to a range of national and international businesses. Mr. Robb previously served as a director of Ten Network Holdings (ASX: TEN)
from 2016-2017, the Kidman cattle enterprise from 2017-2025 and other privately held companies. Mr. Robb received a Diploma in Agricultural Science from Dookie Agricultural
College and a Bachelor’s in Economics from LaTrobe University. We believe that Mr. Robb is qualified to be on our board of directors due to his extensive leadership and international trade experience.

Age: 74 Director since: 2025 Committees: Sustainability Class: II
Scott Sheffield – Director. Scott Sheffield has served as a Director of the Company since July
2025. Mr. Sheffield has more than 50 years of experience in the energy industry, including building a company into a top tier exploration and production company that was acquired by
Exxon Mobil Corporation in a transaction that closed in May 2024. From 2019 until December
31, 2023, he served as a Director and Chief Executive Officer of Pioneer Natural Resources
Company (“Pioneer”), a large publicly traded domestic upstream oil and gas company. He retired on December 31, 2023, as CEO and remained as a director until May 2024. Mr.
Sheffield served as the founding Chief Executive Officer of Pioneer from August 1997 until his retirement in December 2016, and he also served as Board Chair from 1999 until 2019 when he returned as the CEO. Mr. Sheffield was the CEO of Parker and Parsley Petroleum
Company, a predecessor company of Pioneer, from 1985 until it merged with MESA, Inc. to form Pioneer in 1997. Mr. Sheffield joined Parker and Parsley as a petroleum engineer in 1979, was promoted to Vice President of Engineering in 1981, was elected President and a Director in 1985, and became Board Chair and Chief Executive Officer in 1989. Mr. Sheffield served as a Director of Santos Limited, an Australian exploration and production company, from 2014 to
2017. He previously served as a Director from 1996 to 2004 on the Board of Evergreen
Resources, Inc., an independent natural gas energy company and has served on the Williams
Board since 2016. Mr. Sheffield holds a Bachelor of Science in Petroleum Engineering from the University of Texas. He has also served on various industry and education-related boards, including the National Petroleum Council, America’s Natural Gas Alliance, and the Maguire
Energy Institute of the Southern Methodist University Cox School of Business. Mr. Sheffield is
also a 2013 inductee to the Permian Basin Petroleum Museum Hall of Fame. We believe Mr.
Sheffield is qualified to be on our board of directors due to his extensive leadership experience and long-term experience in the oil and gas industry.

Age: 53 Director since: 2026 Committees: None Class: II
Todd Abbott – Managing Director and Chief Executive Officer. Todd Abbott has served as
Chief Executive Officer of the Company since January 2026 and as Managing Director of the
Company since October 2026. Mr. Abbott has over 25 years of experience driving strategy, fostering efficiency and innovation in the oil and gas industry. He was the Chief Operating
Officer of Seneca Resources Company, LLC from 2023 to 2025, the Executive Chair of
Oilfield Water Logistics LLC from 2021 to 2022, and held multiple positions, including Senior
Vice President of Business Planning and Strategy, at Marathon Oil Corporation from 2018 to
2021. Prior to his time at Marathon Oil Corporation, he served in multiple positions at Pioneer
Natural Resources for over a decade. He also has served as an Advisory Board Member for
Living Water International since 2022, supporting initiatives that provide clean and sustainable water solutions to communities worldwide. Also since 2022, Mr. Abbott has been an Advisory
Board Member of the Zachry Department of Civil and Environmental Engineering at Texas
A&M University. Mr. Abbott holds an MBA in Finance and Accounting from the SMU Cox
School of Business, and an engineering degree from Texas A&M University.

CORPORATE GOVERNANCE
Our Board believes sound corporate-governance processes and practices, as well as high ethical standards, are critical to handling challenges and to achieving business success. We embrace leading governance practices and conduct ongoing reviews of our governance structure and processes to reflect changing circumstances. Below are highlights of our corporate-governance practices and principles.
Director Independence
The majority of the members of the Board are “independent” in accordance with the New York Stock Exchange listing standards. The Board has affirmatively determined that each of the following directors is an independent director of the
Company under the listing standards of the New York Stock Exchange: Fredrick Barrett, Ryan Dalton, Patrick Elliott, Andrew
Robb, Jeff Bellman, Richard Stoneburner, Phillip Pace and David Siegel. The Board has determined that, other than Todd
Abbott and Scott Sheffield, none of our directors has any material relationships with the Company other than their roles as directors.
In making such determinations, the Board considered the relationships that each such director has with the Company and all other facts and circumstances the Board deemed relevant in determining independence. The Board determined that Mr. Siegel is independent as the ORRIs granted to Mr. Siegel’s children were consideration in connection with the
Share Exchange Agreement completed in 2021 and not direct compensation. Further, no royalty payments have been made to Mr. Siegel or his children. See “Certain Relationships and Related Person Transactions” for further information.
Board Leadership Structure
The Board may elect one or more of its members to serve as Chairman or Vice-Chairman of the Board. The Board has elected
Richard Stoneburner to serve as the Chairman and Todd Abbott as the Managing Director and Chief Executive Officer. Our
Bylaws provide that the Chief Executive Officer shall report directly to the Chairman and, if present and in the absence of the
Chairman, preside at meetings of the stockholders and of the Board.
Role of the Board in Risk Oversight
The Board is responsible for the oversight of risk, while management is responsible for the day-to-day management of risk. The
Board, directly and through its committees, carries out its oversight role by regularly reviewing and discussing with management the risks inherent in the operation of our business and applicable risk mitigation efforts. Management meets regularly to discuss the Company’s business strategies, challenges, risks and opportunities and reviews those items with the
Board at regularly scheduled meetings. The Compensation Committee is responsible for overseeing the management of risks relating to our compensation plans and arrangements, including whether the Company’s incentive compensation plans encourage excessive or inappropriate risk taking. The Audit & Risk Management Committee is responsible for overseeing our risk assessment and management processes related to, among other things, our financial reports and record-keeping, major litigation and financial risk exposures, information technology risks, including cybersecurity and data privacy risks and the steps management has taken to monitor and control such exposures. The Nominations & Governance Committee is responsible for risk oversight associated with corporate governance practices and the composition of our Board and its committees. The
Sustainability Committee is responsible for the oversight of the Company’s sustainability policies and reviewing and updating the Company’s Sustainability Plan.
Evaluations of the Board of Directors
The Board evaluates its performance and the performance of its committees and individual directors on an annual basis through an evaluation process administered by our Nominations & Governance Committee. The Board discusses each evaluation to determine what, if any, actions should be taken to improve the effectiveness of the Board or any committee thereof or of the directors.
Board and Committee Meetings and Attendance
Directors are expected to make every effort to attend all meetings of the Board and all meetings of the committees on which they serve. During fiscal year 2026, our Board had eight Board meetings. During fiscal year 2026, each member of our Board attended at least 75% of all Board and relevant Committee meetings held during the period in which such director served. Our independent directors hold regularly scheduled executive sessions without our management present. These executive sessions of independent directors are chaired by our Chairman of the Board.

Board Attendance at Annual Stockholders’ Meeting
Each director is encouraged and generally expected to attend the Company’s Annual Meeting. 9 directors attended the
Company’s 2025 annual meeting of stockholders.
Board Committees
Our Board has established an Audit & Risk Management Committee, a Compensation Committee, a Nominations &
Governance Committee and a Sustainability Committee. The composition and responsibilities of each of the committees of our
Board are described below. Copies of the charters of the committees are available on the investor relations page of our website at https://ir.tamboran.com/corporate-governance/governance-documents. The information in or accessible through our website is not incorporated into, and is not considered part of, this Proxy Statement. Members serve on these committees until their resignation or until otherwise determined by our Board. Our Board may establish other committees as it deems necessary or appropriate from time to time.
The following table provides current membership and meeting information for fiscal year 2026 for each of these committees of our Board with directors marked with an asterisk (*) identified as committee chair:

Name	Audit & Risk Management	Nominations & Governance	Compensation	Sustainability
Fredrick Barrett	✓	✓*
Patrick Elliott	✓		✓
The Hon. Andrew Robb AO				✓*
David Siegel		✓	✓*
Ryan Dalton	✓*	✓	✓
Phillip Pace		✓	✓	✓
Scott Sheffield				✓
Jeff Bellman	✓			✓
Total meetings held in fiscal year 2026	4	3	6	4
Audit & Risk Management Committee
Messrs. Dalton, Elliott, Barrett and Bellman are the members of the Audit & Risk Management Committee. Mr. Dalton is the
Chairman of the Audit & Risk Management Committee. Each member of the Audit & Risk Management Committee qualifies as an independent director under the NYSE corporate governance standards and the independence requirements of Rule 10A-3 of the Exchange Act. Our Board has determined that Messrs. Dalton and Elliott each qualify as an “audit committee financial expert” as such term is defined in Item 407(d)(5) of Regulation S-K, and that each of the members of the Audit & Risk
Management Committee meets the financial literacy requirements under current NYSE listing standards.
Under its charter, the functions of the Audit & Risk Management Committee include, among other things, assisting the Board in fulfilling its oversight responsibilities with respect to:
•the integrity of the Company’s financial statements;
•the Company’s compliance with legal and regulatory requirements;
•the Company’s accounting and financial processes;
•the independent auditor’s qualifications and independence;
•the performance of the Company’s independent auditor;
•the Company’s risk management processes and systems, including information technology risks, including cybersecurity and data privacy risks;
•the design and implementation of the Company’s internal audit function; and
•the performance of the internal audit function after it has been established.

Nominations & Governance Committee
Messrs. Barrett, Dalton, Siegel and Pace are members of the Nominations & Governance Committee. Mr. Barrett is the
Chairman of the Nominations & Governance Committee. The members of the Nominations & Governance Committee are independent directors under current NYSE listing standards.
Under its charter, the functions of the Nominations & Governance Committee include, among other things, assisting the Board in fulfilling its oversight responsibilities with respect to Corporate Governance, including:
•identifying individuals qualified to become Board members consistent with criteria approved by the Board;
•recommending that the Board select the director nominees for the next annual meeting of the Company’s shareholders;
•developing and recommending to the Board a set of Corporate Governance Guidelines; and
•overseeing the evaluation of the Board.
The Nominations & Governance Committee has the sole authority to retain and terminate any search firm to be used to identify director candidates, including sole authority to approve such search firm’s fees and other retention terms. The Nominations &
Governance Committee, with the approval of its committee chair, has the authority to retain counsel, experts or any other advisors that the Nominations & Governance Committee believes to be desirable and appropriate and has the sole authority to retain and terminate the consultants or advisors and to review and approve related fees and other retention terms.
The Nominations & Governance Committee meets periodically, and no less frequently than annually, to assess, develop and communicate with the full Board concerning the appropriate criteria for nominating and appointing directors, including the
Board’s size and composition, corporate governance policies, applicable listing standards and laws, individual director performance, expertise, experience, qualifications, attributes, skills, tenure and willingness to serve actively, the number of other public and private Company Boards on which a director candidate serves, consideration of director nominees proposed or recommended by stockholders and related policies and procedures, and other appropriate factors. Whenever a new seat or a vacated seat on the Board is being filled, candidates that appear to best fit the needs of the Board and the Company will be identified, interviewed and evaluated by the Nominations & Governance Committee. Potential director candidates recommended by the Company’s management and stockholders are evaluated in the same manner as nominees identified by the
Nominations & Governance Committee. Candidates selected by the Nominations & Governance Committee will then be recommended to the full Board.
Director Nominations by Stockholders
Nominations of persons for election to the Board may be made by any stockholder of the Company who is a stockholder of record and complies with the notice procedures set forth in the Bylaws. The stockholder must provide the information, agreements and questionnaires with respect to such stockholder and its candidate for nomination as set forth in the Bylaws. All candidates, regardless of the source of their recommendation, are evaluated in the same manner as nominees identified by the
Nominations & Governance Committee.
Election of Directors
Our Bylaws provide that, at all meetings of stockholders for the election of directors at which a quorum is present, a plurality of the votes cast shall be sufficient to elect.
Corporate Governance Guidelines and Code of Business Conduct and Ethics
We have adopted Corporate Governance Guidelines and a written Code of Business Conduct and Ethics, which are available on our website at https://ir.tamboran.com/corporate-governance/governance-documents. The information in or accessible through our website is not incorporated into, and is not considered part of, this Proxy Statement.
Our Corporate Governance Guidelines provide the framework for our corporate governance along with our Charter, Bylaws, committee charters and other key governance practices and policies. Our Corporate Governance Guidelines cover a wide range of subjects, including the conduct of Board meetings, independence and selection of directors, Board membership criteria, and
Board committee composition.

Our Code of Business Conduct and Ethics is applicable to our directors, executive officers and employees. The Code of
Business Conduct and Ethics codifies the business and ethical principles that govern all aspects of the Company’s business.
Any waiver of this Code for any individual director or officer of our Company must be approved, if at all, by our board of directors. Any such waivers granted, as well as substantive amendments to this Code, will be publicly disclosed by appropriate means in compliance with applicable listing standards and SEC rules.
Prohibition on Hedging and Pledging of Company Securities
We have adopted an Insider Trading Compliance Policy and Procedures that is reasonably designed to promote compliance with insider trading laws, rules and regulations and NYSE listing standards. This policy, among other things, prohibits officers, directors, employees, contractors, and any other person designated as being subject to this policy by the Senior Counsel or his or her designee, from engaging in hedging transactions, such as prepaid variable forward contracts, equity swaps, collars and exchange funds, or other transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of the Company’s equity securities. Officers, directors, and employees of the Company are also subject to pre-clearance procedures with respect to all transactions involving the Company’s securities.
Stockholder and Interested Party Communications
We have adopted a policy regarding stockholder and interested party communications with the Board (the “Interested Party
Communications Policy”), which is available on our website at https://ir.tamboran.com/corporate-governance/governance-
documents. Under the Interested Party Communications Policy, any stockholder or other interested party may communicate directly with the independent members of the Board and the lead independent director, if any, about corporate governance, corporate strategy, Board-related matters or other substantive matters that our Senior Counsel, lead independent director, if any, and chairman of the Board consider to be important for the director(s) to know, by addressing any communications to the intended recipient by name or position in care of: Senior Counsel, rohan.vardaro@tamboran.com.
The Senior Counsel will initially receive all interested party communications and will review the communications for compliance with the Interested Party Communications Policy. Communications that are deemed to comply with the Interested
Party Communications Policy and to be appropriate for delivery will be forwarded to the Board or the relevant director(s). The
Senior Counsel may consult with the chairman of the Board and lead independent director, if any, when determining whether a communication is appropriate for delivery. The Senior Counsel or his or her designee will send an acknowledgment of receipt to each interested party that submits a communication. The acknowledgement will indicate that communications deemed to comply with the Interested Party Communications Policy and to be appropriate for delivery to directors under the Interested
Party Communications Policy will be so delivered, but that it is not the practice of the directors to respond individually to the communications. Communications deemed to comply with the Interested Party Communications Policy and to be appropriate for delivery will be delivered to the directors on a periodic basis, generally in advance of each regularly scheduled meeting of the Board. Concerns relating to accounting, internal accounting controls, auditing matters or questionable financial practices will be handled in accordance with the procedures established by the Audit & Risk Management Committee with respect to such matters.
Compensation Committee
Messrs. Siegel, Dalton, Elliott and Pace are the members of the Compensation Committee. Mr. Siegel is the Chairman of the
Compensation Committee. The members of the Compensation Committee are independent directors under current NYSE listing standards and each is considered to be a “non-employee director” under Rule 16b-3 of the Exchange Act.
Under its charter, the functions of the Compensation Committee include, among other things:
•assisting the Board in discharging its oversight responsibilities relating to compensation of the Company’s executive officers and directors;
•review and approve the Company’s equity and benefit plans;
•oversee the Company’s human capital management, including leadership development, diversity and inclusion, and workplace culture;
•administering and overseeing the Company’s compliance with the compensation recovery policy required by applicable SEC rules and NYSE listing standards; and
•perform such other duties as may be assigned by the Board.

The Compensation Committee charter also provides that, with the approval of its committee chair, the Compensation
Committee shall have the sole authority to retain or obtain the advice of a compensation consultant, legal counsel or other adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the Compensation Committee will consider the independence of each such adviser.
The Compensation Committee charter also provides that, with the approval of its committee chair, the Compensation
Committee may, in its sole discretion, select, retain, obtain and/or replace (as needed) compensation and benefits consultants, legal counsel or other advisers to provide independent advice to the Compensation Committee, provided that, preceding any such selection, retention or replacement, the Compensation Committee takes into consideration all factors, including any applicable factors under the NYSE and ASX rules, relevant to the advisers’ independence from management and the Company.
Sustainability Committee
Messrs. Robb, Pace, Sheffield and Bellman are the members of the Sustainability Committee. Mr. Robb is the Chairman of the
Sustainability Committee.
Under its charter, the functions of the Sustainability Committee include, among other things, assisting the Board in fulfilling its responsibilities for the oversight of the Company’s sustainability policies, and reviewing and updating the Company’s
Sustainability Plan.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS
Procedures for Approval of Related Party Transactions
Pursuant to the Company’s Related Person Transaction Policy and Procedures, the Company reviews relationships and transactions in which the Company and its directors and executive officers, or their immediate family members, are participants. The Audit & Risk Management Committee charter requires that the Audit & Risk Management Committee review and approve or disapprove all related person transactions that are required to be disclosed by Item 404 of Regulation S-K. The
Company reviews all known transactions, arrangements and relationships in which the Company and a Related Person (as defined below) are or will be participants to determine whether such transactions, arrangements and relationships constitute
Related Person Transactions (as defined below). The Company’s finance team is primarily responsible for developing and implementing processes and procedures to obtain information regarding Related Persons with respect to potential Related
Person Transactions and then determining, based on the facts and circumstances, whether such potential Related Person
Transactions do, in fact, constitute Related Person Transactions requiring compliance with this policy. In addition, any potential
Related Person Transaction that is proposed to be entered into by the Company must be reported to the Company’s Chief
Financial Officer (or his or her designee) by both the Related Person and the person at the Company responsible for such potential Related Person Transaction.
A Related Person is any person who is, or at any time since the beginning of the Company’s last fiscal year was, a director or executive officer of the Company or a nominee to become a director of the Company; any person who is known to be the beneficial owner of more than 5% of any class of the Company’s voting securities; and any immediate family member of any of the foregoing persons. A Related Person Transaction is an existing or proposed transaction, arrangement or relationship (or any series of similar existing or proposed transactions, arrangements or relationships) in which the Company (including any of its subsidiaries) was, is or will be a participant, the amount involved exceeds $120,000, and in which any Related Person had, has or will have a direct or indirect material interest.
The descriptions set forth below are qualified in their entirety by reference to the applicable agreements.
Bryan Sheffield, Sheffield Holdings, LP (“Sheffield”), and Daly Waters Energy, LP (“Daly Waters”)
TB1 Joint Venture Agreement
EPs 76, 98, and 117 are 77.5% owned and operated by TB1 owned jointly by the Company and Daly Waters. Daly Waters is owned by Bryan Sheffield. Additionally, Mr. Sheffield beneficially owns 10.4% of our Common Stock. In addition, Mr.
Sheffield also holds a 2.3% ORRI over all of our Beetaloo assets. The board of directors of TB1 currently consists of four directors; two designated by the Company (Eric Dyer and Patrick Elliott) and two designated by Daly Waters (Stephanie Reed and Blake London).
Registration Rights Agreement
In connection with the consummation of the IPO, the Company entered into a registration rights agreement with Daly Waters granting it registration rights (the “Registration Rights Agreement”). Under the Registration Rights Agreement, the Company
agreed to register the sale of shares of Common Stock held by Daly Waters under certain circumstances, and to provide such shareholders with certain customary underwritten offering, block trade and piggyback rights. See “Exhibit 4.3—Registration
Rights Agreement, dated June 28, 2024, between Tamboran Resources Corporation, Sheffield Holdings, LP, and each of the other signatories from time to time party thereto” of our Annual Report for the full text of this agreement.
Director Nominating Agreement
In connection with the consummation of the IPO, the Company entered into a director nomination agreement with Sheffield.
The director nomination agreement provides Sheffield with the right, but not the obligation, to nominate one nominee for election to our board of directors for so long as Sheffield and its affiliates beneficially own at least 5% of the voting power of our Common Stock and nominate two nominees for election to our board of directors for so long as Sheffield and its affiliates beneficially own at least 12.5% of the voting power of our Common Stock. The rights of Sheffield will terminate on the date when such holder ceases to beneficially own at least 5% of the voting power of our Common Stock (or earlier upon written notice by such holder agreeing to terminate its rights under the agreement). The Company has agreed to take all actions (to the extent such actions are permitted by applicable law) to include each designated director in the slate of director nominees for election by the Company’s stockholders and in any related proxy statement, and not publicly oppose or object to the election of any designated director. Jeffrey Bellman and Ryan Dalton are Sheffield’s nominees to the board of directors. See “Exhibit
10.19—Director Nominating Agreement, dated June 28, 2024, between Tamboran Resources Corporation and Sheffield
Holdings, LP” of our Annual Report for the full text of this agreement.
H&P
Drilling Contract
On September 9, 2022, a wholly owned subsidiary of ours entered into a drilling contract with a subsidiary of H&P to drill, test, complete, re-complete or workover development and exploration wells. John Bell, a former director, is a Senior Vice President,
International & Offshore, at H&P and was appointed by H&P to the board of TR Ltd. in connection with H&P’s investment in
TR Ltd. See “Business and Properties—Agreements Relating to the Development of our Assets—Drilling Contract with H&P”
of our Annual Report for further information.
Sweetpea Transaction
On July 25, 2020, we entered into the Share Exchange Agreement with Longview Petroleum LLC under which the Company, through its wholly owned subsidiary, acquired 100% of the issued share capital of Sweetpea Petroleum Pty Ltd (“Sweetpea”)
from Longview. That transaction was completed on May 21, 2021 after receiving approval from TR Ltd.’s shareholders and ministerial approval. Sweetpea is the registered holder of 100% of the working interests in EPs 136 and 143, and has also applied for EP(A) 197 (“Sweetpea Assets”). David N. Siegel, who was a director of TR Ltd. and is a director of the Company, was also a director of Longview.
Sweetpea has granted a 4% ORRI in favor of the Tom Dugan Family Limited Partnership, LLP, Territory Oil & Gas, LLC;
Malcolm John Gerrard, and Longview of all petroleum produced from the Sweetpea Assets and the land subject to the
Sweetpea Assets.
Sweetpea has also granted an undivided 1% ORRI in favor of Jeffrey J Rooney as trustee of the Siegel Dynasty Trust of all petroleum produced from the Sweetpea Assets and the land subject to the Sweetpea Assets. The beneficiaries of the Siegel
Dynasty Trust are Emily Siegel and Robert Siegel, who are the children of David N. Siegel. Sweetpea additionally has an obligation to David N. Siegel and/or Longview to grant additional ORRIs where additional acreage is acquired by Sweetpea within the area of mutual interest consisting of EP 136, EP 143 and EP(A) 197.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information regarding the beneficial ownership of Common Stock as of September 17,
2026 (except as otherwise noted in the footnotes below) by each beneficial owner of more than 5% of the outstanding Common
Stock known to the Company, each of the Company’s directors, director nominees, and NEOs, and all directors and executive officers as a group. The table also sets out the names of all persons and entities (of which the Company is aware) who are substantial holders in the Company within the meaning of section 671B of the Corporations Act and the number of shares of
Common Stock in which each substantial holder has an interest. Unless otherwise noted below, the address of the persons and entities listed on the table is c/o Tamboran Resources Corporation, Suite 01, Level 39, Tower One, International Towers
Sydney, 100 Barangaroo Avenue, Barangaroo NSW 2000, Australia.

Name	Amount and Nature of Beneficial Ownership (1)	Percentage
Sheffield Holdings, LP (2)	3,646,756	10.4
HITE Hedge Asset Management (3)	2,881,804	8.2
Todd Abbott	—	*
Joel Riddle (4)	718	*
Eric Dyer (5)	34,769	*
Faron Thibodeaux	100,311	*
Richard Stoneburner (6)	114,046	*
Fredrick Barrett (7)	67,938	*
Ryan Dalton	55,170	*
Patrick Elliott (8)	148,368	*
Andrew Robb	9,507	*
David Siegel (9)	474,121	1.4
Jeffrey Bellman (10)	17,441	*
Scott Sheffield	320,975	*
Phillip Pace	38,390	*
All executive officers and directors as a group (12 persons):	1,381,036	4.0

*Represents beneficial ownership of less than 1% of the outstanding shares of our Common Stock.
(1)Beneficial ownership, as determined in accordance with Rule 13d-3 under the Exchange Act, includes sole or shared power to vote or direct the voting of, or to dispose or direct the disposition of shares, as well as the right to acquire beneficial ownership within 60 days of September 17, 2026, through the exercise of an option or otherwise. Except as indicated in the footnotes to the table and to the extent authority is shared by spouses under applicable law, we believe that the persons named in the table have sole voting and dispositive power with respect to their reported shares of Common Stock. As of
September 17, 2026, the Company had 34,960,006 shares of Common Stock outstanding. For purposes of the table and notes below, holdings of CDIs representing shares of our Common Stock are represented as one share of Common Stock for every 200 CDIs held, rounded down to the nearest share.
All CDIs are held by CHESS Depositary Nominees Pty Ltd in trust for the respective individuals listed below.
(2)Based on a Schedule 13D Amendment filed on September 26, 2026. Includes (i) 2,586,904 shares of Common Stock held by Sheffield Holdings, LP
(“Sheffield Holdings”); (ii) 876,197 shares of Common Stock held by Daly Waters; and (iii) 183,655 shares of Common Stock held by Bryan S.
Sheffield Spousal Lifetime Access Trust ("BSS SLAT"). Spraberry Interests, LLC (“Spraberry”) is the general partner of Sheffield Holdings. Formentera
Investments is the general partner of Formentera Australia, which is the general partner of Daly Waters. Bryan Sheffield is the manager of Spraberry, the managing member of Formentera Investments and the investment trustee of the BSS SLAT, and as a result he may be deemed to share beneficial ownership of the shares held by Sheffield Holdings, Daly Waters and the BSS SLAT. The address for each of these entities and Mr. Sheffield is 300
Colorado Street, Ste. 1900, Austin TX 78701.
(3) Based on a Schedule 13G filed on August 13, 2026. Includes 2,881,804 shares of Common Stock. HITE Hedge Asset Management LLC, HITE Hedge
Asset Management LP and Robert Matt Niblack are each deemed to share voting and dispositive power over such shares. The address for these entities and Mr. Niblack is 25 Braintree Hill Office Park, Suite 310, Braintree, MA 02184.
(4)Beneficial ownership of Mr. Riddle is solely based on the Company's registry records as of the date of this filing. Mr. Riddle ceased to be an executive officer of the Company on July 27, 2025.
(5)Includes (i) 23,909 shares of Common Stock held by Mr. Dyer and (ii) 10,860 shares of Common Stock held by Northern Woods Australia Pty Ltd., an entity controlled by Mr. Dyer.
(6)Includes (i) 62,160 shares of Common Stock held by Mr. Stoneburner and (ii) 14,724 shares of Common Stock held by Mr. Stoneburner’s spouse.
(7)Includes (i) 35,710 shares of Common Stock held by Mr. Barrett and (ii) 32,228 shares of Common Stock held jointly by Mr. Barrett and Mr. Barrett’s spouse.

(8)Includes (i) 16,383 shares of Common Stock held by Mr. Elliott, (ii) 117,730 shares of Common Stock held by Pat Elliott (Tamboran) Limited, an entity controlled by Mr. Elliott and (iii) 6,944 shares of Common Stock held by Panstyn Investments Pty Limited, an entity controlled by Mr. Elliott.
(9) Includes (i) 342,000  shares of Common Stock held by Mr. Siegel and (ii) 122,500 shares of Common Stock held by Robert Siegel (held on behalf of Mr.
Siegel).
(10)Includes (i) 11,939 shares of Common Stock held by Mr. Bellman and (ii) 500 shares of Common Stock held by the Bellman 2010 Trust.

DELINQUENT SECTION 16(A) REPORTS
Section 16(a) of the Exchange Act requires that our directors, officers (as defined in Rule 16a-1 promulgated under the
Exchange Act), and stockholders who beneficially own more than ten percent of any class of our equity securities registered pursuant to Section 12 of the Exchange Act to file initial statements of beneficial ownership and statements of changes in beneficial ownership of securities with respect to our equity securities with the SEC. Based solely on our review of the forms filed and information provided by the Company’s officers and directors, we believe that all Section 16(a) reporting requirements were met during fiscal year ended June 30, 2026, with the exception of one late Form 4 for Richard Stoneburner reporting one transaction and one late Form 4 for Bryan Sheffield reporting one transaction.

EXECUTIVE AND DIRECTOR COMPENSATION
This section discusses the material components of the executive compensation program for our executive officers who are named in the “2026 Summary Compensation Table” below. In fiscal 2026, our “named executive officers” and their positions were as follows:
•Todd Abbott, our Chief Executive Officer since January 15, 2026 and Managing Director since October 19, 2026;
•Richard Stoneburner, our interim Chief Executive Officer from July 27, 2025 through January 15, 2026;
•Joel Riddle, our Managing Director and Chief Executive Officer through July 27, 2025;
•Eric Dyer, our Chief Financial Officer; and
•Faron Thibodeaux, our Chief Operating Officer.
2026 Summary Compensation Table
The following table sets forth information concerning the compensation of our named executive officers for fiscal year
2026.

Name and Principal Position	Year	Salary ($)(1)	Stock Awards (2)	Non-Equity Incentive Compensation ($)(3)	All Other Compensation ($)	Total ($)
Todd Abbott Managing Director and Chief Executive Officer	2026	254,199	4,686,056 (4)	—	157,428 (5)	5,097,683
Richard Stoneburner Interim Chief Executive Officer	2026	—	650,476 (6)	—	—	650,476
Joel Riddle (7)	2026	43,077	987,500 (8)	—	1,446,984 (9)	2,477,561
Former Managing Director and Chief Executive Officer	2025	485,850	4,137,000	417,948	64,797	5,105,595
Eric Dyer (10)	2026	411,144	—	363,963	124,134 (11)	899,241 (13)
Chief Financial Officer	2025	368,356	1,861,650	226,383	58,475	2,514,864
Faron Thibodeaux	2026	456,704	—	393,500	174,032 (12)	1,024,236 (14)
Chief Operating Officer	2025	419,602	2,275,350	254,700	136,607	3,086,259
(1)Amounts included reflect base salary earned during fiscal year 2026.
(2)This column reflects the aggregate grant date fair value of RSUs granted to our named executive officers during the Fiscal
Year, measured pursuant to FASB ASC Topic 718, the basis for computing stock-based compensation in our consolidated financial statements. The assumptions we used in valuing RSUs are described in Note 11 to our consolidated financial statements included in our Annual Report on Form 10-K for Fiscal Year 2026. The amounts reported for performance stock units are calculated based on the probable outcome of the applicable performance metrics. The amounts reported in this column reflect the accounting cost for these awards and do not correspond to the actual economic value that may be received by our named executive officers upon the vesting and settlement of the awards or any sale of the underlying shares of our common stock.
(3)Amounts reflect the amount of cash performance-based bonuses earned for the period from January 1, 2025 through
December 31, 2025 based on actual performance pursuant to our short-term incentive plan. We provide additional information regarding the annual bonuses in “—Narrative to Summary Compensation Table—Annual Bonuses” below.
(4)In connection with the commencement of his employment with our company, Mr. Abbott received the equity awards discussed in further detail under the heading “Equity Compensation,” below.
(5)Amount reflects (i) Mr. Abbott’s sign-on bonus of $100,000, (ii) amounts paid on Mr. Abbott's behalf to the Australian
Tax Office under the tax equalization arrangement described below ($25,871), provided that Mr. Abbott will be required to reimburse the Company for such payments in the event that his actual tax amount is lower than the amounts used to estimate these tax equalization payments, (iii) fees for tax preparation ($7,192), (iv) attorneys' fees ($9,123), (v) cost of personal travel for Mr. Abbott's spouse ($7,308), and (vi) 401(k) Company matching contributions ($7,333).

(6)In connection with his service as Interim CEO, Mr. Stoneburner received the equity award discussed in further detail under the heading “Equity Compensation,” below.
(7)Mr. Riddle’s employment was terminated by the Company on July 27, 2025.
(8)Represents the fair value of equity awards to Mr. Riddle as a result of accelerated vesting of 50% of the time-vesting restricted stock unit award granted to Mr. Riddle on August 6, 2024 pursuant to the terms of the Separation Deed entered into between the Company and Mr. Riddle, dated July 28, 2025 (the “Separation Deed”).
(9)Represents an amount equal to the sum of: (i) pay in lieu of notice equal to six months of Mr. Riddle’s base salary
($280,003), (ii) a payment in lieu of Mr. Riddle’s accrued but untaken long service leave and annual entitlements
($240,577), (iii) a pro-rata portion of Mr. Riddle’s discretionary annual bonus for the calendar year of termination
($326,669), (iv) the Commercial Discovery Bonus described in his employment contract, as a result of the satisfaction of the performance criteria set forth therein ($560,005); and (v) continued payment for tax advisory services for 12 months following Mr. Riddle’s termination date ($19,650) and attorneys' fees ($14,990), in each case payable under and subject to the terms of the Separation Deed. In each case, the amount was converted from Australian dollars to U.S. dollars using a conversion rate of A$1.00 to $0.68 which was the average exchange rate for the period between July 1, 2025 and June 30,
2026.
(10)The amount reported in the “Salary” column for Mr. Dyer includes $55,051 of base salary that was applied toward school fees for Mr. Dyer’s children under a salary sacrifice arrangement, such that this amount was deemed tax-free for
Australian tax purposes. All amounts paid to Mr. Dyer were paid in Australian dollars and have been converted to U.S.
dollars using a conversion rate of A$1.00 to $0.68 which was the average exchange rate for the period between July 1,
2025 and June 30, 2026.
(11)Amount reflects the Company’s compulsory contributions to Mr. Dyer’s Australian superannuation account ($20,356), payment of accrued but unused leave ($78,043), and fees for tax preparation ($19,354). In each case, the amount was converted from Australian dollars to U.S. dollars using a conversion rate of A$1.00 to $0.68, which was the average exchange rate for the period between July 1, 2025 and June 30, 2026.
(12)Amount reflects (i) 401(k) Company matching contributions ($14,545), (ii) amounts paid on Mr. Thibodeaux’s behalf to the Australian Tax Office under the tax equalization arrangement described below ($118,166), provided that Mr.
Thibodeaux will be required to reimburse the Company for such payments in the event that his actual tax amount is lower than the amounts used to estimate this tax equalization payments, (iii) the payment of accrued but unused leave ($30,269)
in December 2025, and (iv) fees for tax preparation ($9,851).
(13)Cash amounts were paid by Tamboran Services Pty Ltd.
(14)Cash amounts were paid by Tamboran Resources USA LLC.
Narrative to Summary Compensation Table
Base Salaries
The named executive officers receive a base salary to compensate them for services rendered to our company. The base salary payable to each named executive officer is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role and responsibilities. Base salary is reviewed annually and may be adjusted based upon individual performance and competitive benchmarks that may be reviewed from time to time to ensure competitiveness.
Messrs. Dyer and Thibodeaux received salary increases, effective on March 1, 2026. Accordingly, for each individual, the salary reflects eight months’ salary at the salary level effective in fiscal 2025 and four months’ salary at the salary level effective on March 1, 2026. From July 2025 through February 2026, Mr. Dyer’s annual base salary was $404,406, and Mr.
Thibodeaux’s annual base salary was $437,235 (Mr. Dyer’s annual base salary was converted from Australian dollars to U.S.
dollars using a conversion rate of A$1.00 to $0.68). For March 2026 through June 2026, Mr. Dyer’s annual base salary was
$424,626, and Mr. Thibodeaux’s annual base salary was $459,000 (Mr. Dyer’s annual base salary was converted using a conversion rate of A$1.00 to $0.68). From his January 15, 2026 start date, Mr. Abbott received a base salary payable at the rate of $550,000 per year. Mr. Stoneburner did not receive a base salary for his service as Interim Chief Executive Officer.
Annual Bonuses
We provide annual incentive cash bonuses to our named executive officers under our short-term incentive plan, which we refer to as our “STI Plan.” Under the STI Plan, annual bonuses are determined based on achievement of Company results using strategic objectives and metrics. For calendar year 2025, the level of achievement of corporate goals resulted in a payout of 120% of each of Messrs. Dyer and Thibodeaux target bonus. The amounts of such bonuses paid to our named executive officers are set forth above in the Summary Compensation Table in the column entitled “Non-Equity Incentive
Compensation.”
Equity Compensation
Pursuant to his employment agreement, described below (the “Employment Agreement”), Mr. Abbott received a long-
term incentive award with respect to 65,320 shares of our common stock (the “RSU Award”). 50% of the RSU Award (i.e.,
32,660 shares) is subject to time-based vesting, vesting annually in three equal tranches, and the remaining 50% of the RSU
Award (i.e., the remaining 32,660 shares) will be eligible to vest based on the Company’s achievement of total shareholder return (“TSR”) goals over a three-year period (“Performance Measurement Period”), measured against the performance of the
S&P SmallCap 600 Energy index (or other market index determined by the Board in its discretion) for the same period
(“Benchmark Index”). If the Company’s TSR for the Performance Measurement Period reaches or exceeds the annual rate of return for the Benchmark Index, 100% of the performance-vesting portion of the RSU Award will vest (subject to Mr.
Abbott’s continued employment), provided that if this threshold is not satisfied, the Board may use its discretion to determine whether, and to what extent, any PSUs should vest. Similarly, if the Company’s TSR exceeds the annual rate of return for the
Benchmark Index, the Board may exercise its discretion to increase the number of shares to be issued to Mr. Abbott on vesting to up to a maximum of 200% of the number of shares subject to performance-based vesting (i.e., 65,320 shares). In connection with the commencement of his employment, Mr. Abbott also received a one-time “make whole” award of time-based RSUs with respect to a number of shares having an aggregate value of $3,250,000 (calculated based on the closing price on Mr.
Abbott’s start date) (the “Make Whole Award”), vesting on the third anniversary of the start date, subject to Mr. Abbott’s continued employment. The RSU Award and Make Whole Award were granted under the Company’s 2024 Equity Incentive
Plan (the “Plan”).
As sole compensation for his services as Interim Chief Executive Officer, the Company granted Mr. Stoneburner an award of 25,271 shares of the Company’s common stock, which were fully vested as of the date of grant.
We did not grant equity compensation to our other named executive officers during the 2026 Fiscal Year.
Other Elements of Compensation
Retirement Plans
We contribute to the Australian superannuation defined contribution scheme that provides eligible Australian employees
(including Messrs. Riddle and Dyer) with an opportunity to save for retirement on a pre-tax basis. We pay superannuation in accordance with legislative requirements and our minimum contribution is set by legislation. We offer flexibility for salary sacrifice to be added to the superannuation scheme and any actual increase in our contribution to the superannuation scheme is subject to legislative rules at the time.
With respect to our eligible employees in the United States (including Messrs. Abbott and Thibodeaux), we maintain a
401(k) retirement savings plan. Messrs. Abbott and Thibodeaux are eligible to participate in the 401(k) plan on the same terms as other full-time employees. We match participant contributions to the 401(k) plan up to 4% of eligible compensation, subject to IRS limits, and these matching contributions are fully vested as of the date on which the contribution is made. We believe that providing a vehicle for tax-deferred retirement savings through our 401(k) plan, and making matching contributions, adds to the overall desirability of our executive compensation package and further incentivizes our employees, including Messrs.
Abbott and Thibodeaux, in accordance with our compensation policies.
Employee Benefits and Perquisites and Tax Equalization Arrangements
Health/Welfare Plans
All of our eligible U.S. employees, including Messrs. Abbott and Thibodeaux, may participate in the following health and welfare plans:
•medical, dental and vision benefits;

•short-term and long-term disability insurance; and
•life insurance.
All of our eligible Australian employees, including Mr. Dyer, may participate in the following health and welfare plans:
•life and total permanent disablement cover; and
•salary continuance cover.
We believe the perquisites described above are necessary and appropriate to provide a competitive compensation package to our named executive officers.
Tax Equalization Arrangements
Consistent with arrangements for other employees on rotational assignments and with prior periods, in connection with Messrs. Abbott's and Thibodeaux's rotational assignment from the United States to Australia, TR Ltd. has agreed to provide each executive with tax equalization at U.S. income tax rates for the employment income earned relating to the assignment. The scope of income subject to the arrangement is limited to the fixed base salary and apportioned annual bonus earned during assignment. The effect of the tax equalization arrangement is to make relevant payments to each executive such that each executive will be responsible for the same level of income and social security taxes on their respective Tamboran employment income as they would have incurred had they solely worked in the United States.
Outstanding Equity Awards at Fiscal Year-End
The following table summarizes the number of shares of Common Stock underlying outstanding equity incentive awards for each named executive officer as of June 30, 2026.

		Stock Awards
		Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That have Not Vested ($)(6)	Equity Incentive Plan Awards: Number of Unearned Shares, Units, or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units, or Other Rights That Have Not Vested ($)(6)
Name	Grant Date
Todd Abbott	1/10/2026	32,660 (1)	1,061,777
	1/10/2026			32,660 (2)	1,061,777
	1/15/2026	123,574 (3)	4,017,391
Eric Dyer	8/6/2024	45,000 (4)	1,462,950
	8/6/2024			45,000 (5)	1,462,950
Faron Thibodeaux	8/6/2024	55,000 (4)	1,788,050
	8/6/2024			55,000 (5)	1,788,050
(1)Represents award of restricted stock units which will vest annually in three equal annual tranches, subject to Mr. Abbott’s continued employment through each annual period, as described above under the heading “Equity Compensation”.
(2)Represents the target number of performance stock units which will be eligible to vest at the end of a three-year performance period if and to the extent that our total shareholder return for such period reaches or exceeds the annual rate of return for the SmallCap 600 Energy index, as described above under the heading “Equity Compensation”.
(3)Represents award of restricted stock units which will vest on the third anniversary of Mr. Abbott’s start date, subject to
Mr. Abbott’s continued employment through such date, as described above under the heading “Equity Compensation”.
(4)Represents award of restricted stock units which will vest on the third anniversary of the applicable grant date, subject to the executive’s continued service through such date.

(5)Represents target number of performance stock units, and will be eligible to vest at the end of a three-year performance period if and to the extent that our total shareholder return for such period falls in the top-quartile relative to the US Small
Cap Index, and subject to the executive’s continued employment through the end of such period.
(6)Calculated based on the closing market price of our common stock on June 30, 2026 of $32.51 per share.
Executive Compensation Arrangements
The following is a summary of the compensatory agreements we have entered into with our named executive officers.
Employment Agreement with Todd Abbott. On January 10, 2026, Mr. Abbott and the Company entered into an employment agreement (the “Employment Agreement”) and a Confirmatory Side Letter to the Employment Agreement (the
“Side Letter”) setting forth certain terms and conditions of his employment as the Company’s Chief Executive Officer.
Pursuant to the Employment Agreement, Mr. Abbott’s initial annual base salary is $550,000, and he is eligible to earn an annual cash short-term incentive award targeted at 100% of his annual eligible earnings based on the attainment of applicable performance goals and individual performance in each case at the discretion of the Board. In addition, under the Employment
Agreement, Mr. Abbott is eligible to participate in the health, welfare and retirement benefit plans and programs maintained by the Company for the benefit of its similarly situated executives from time to time, as well as certain additional benefits provided to similarly situated executives of the Company.
Pursuant to the Employment Agreement, Mr. Abbott received the equity awards described under the heading “Equity
Compensation”.
In addition, in connection with his commencement as Chief Executive Officer, Mr. Abbott received a one-time sign-on bonus of $100,000. If Mr. Abbott resigns or is terminated for cause within 12 months of his start date, Mr. Abbott will be required to repay the full amount of this signing bonus. In connection with the commencement of his employment, Mr. Abbott also received a one-time “make whole” award of time-based RSUs with respect to a number of shares having an aggregate value of $3,250,000 (calculated based on the closing price on Mr. Abbott’s start date) (the “Make Whole Award”), vesting on the third anniversary of the start date, subject to Mr. Abbott’s continued employment. The RSU Award and Make Whole
Award were granted under the Plan.
The Employment Agreement also provides that the Company will reimburse Mr. Abbott for reasonable tax preparation expenses and reasonable attorneys’ fees incurred by him in connection with the Employment Agreement and two round trip airfare tickets for Mr. Abbott’s spouse to travel from the United States to Australia during the employment period. It is also expected that prior to July 31, 2027, Mr. Abbott will relocate to the Company’s office in Brisbane, Australia and the Company will reimburse Mr. Abbott up to $150,000 for expenses incurred as part of his relocation. Pursuant to the terms of the
Employment Agreement, if Mr. Abbott does not obtain all necessary work visas, work permits and/or entry documents to reside and work in Australia and relocate to Australia on or before July 30, 2027, the Employment Agreement will terminate.
If the Company terminates Mr. Abbott’s employment without “cause” (as defined in the Employment Agreement), Mr.
Abbott will be eligible to receive any accrued payments and benefits, as well as severance equal to 24 months of Mr. Abbott’s base salary and payment for the employer portion of premiums for continuation coverage for up to nine months under State
Continuation, in each case, subject to Mr. Abbott’s delivery of an enforceable release of claims against the Company and related parties. Further, pursuant to the Side Letter, if Mr. Abbott’s employment is terminated by the Company without cause or by Mr. Abbott with “good reason” (as defined in the Side Letter), a pro-rata portion of the Make Whole Award and a pro-
rata portion of the performance-vesting portion of the RSU Award will vest determined based on target. Pursuant to the Side
Letter, upon a change in control of the Company (as defined in the Plan), all of the then unvested portion of the RSU Award and Make Whole Award will immediately vest in full.
The Employment Agreement also contains covenants restricting Mr. Abbott’s ability to compete with the Company or solicit Company customers or employees for up to 12 months following the termination of his employment, as well as covenants protecting Company confidential and proprietary information.
Separation Deed with Joel Riddle. On July 27, 2025 (the “Transition Date”), the employment of Joel Riddle, the Former
Managing Director and Chief Executive Officer of the Company, was terminated and consequently Mr. Riddle resigned from the Board, effective on the Transition Date.
Mr. Riddle’s termination of employment was not due to “serious misconduct” as defined in Mr. Riddle’s Executive
Contract of Employment between Mr. Riddle and Tamboran Resources Pty Ltd (f/k/a Tamboran Resources Limited) dated
April 25, 2021, as transferred to the Company’s wholly owned subsidiary Tamboran Services Pty Ltd on February 13, 2023

(the “Employment Contract”) and, as a result, Mr. Riddle received pay in lieu of notice equal to six months of Mr. Riddle’s base salary pursuant to the terms of the Employment Contract. Further, on July 28, 2025, Mr. Riddle executed the Separation
Deed in favor of the Company and its affiliates, which includes renewed confidentiality and non-competition and non-
interference covenants, Mr. Riddle’s continuing compliance with his restrictive covenant obligations and in order to secure the Separation Deed and renewed restrictive covenants from Mr. Riddle, Mr. Riddle received: (i) a payment in lieu of Mr.
Riddle’s accrued but untaken long service leave and annual entitlements, (ii) a pro-rata portion of Mr. Riddle’s discretionary annual bonus for the calendar year of termination, (iii) the Commercial Discovery Bonus described in the Employment
Contract, as a result of the satisfaction of the performance criteria set forth therein, (iv) accelerated vesting of 50% of the time-vesting restricted stock unit award granted to Mr. Riddle on August 6, 2024, (v) extension of the period for which
Mr. Riddle may exercise fully vested options granted to him on May 20, 2021 through their expiration date on May 20,
2026, and (vi) continued coverage under the Company’s health insurance programs for 12 months, continued payment for tax advisory services for 12 months following the Transition Date and payment for attorneys’ fees.
Employment Agreement with Eric Dyer. Tamboran Services Pty Ltd is party to an employment contract with our Chief
Financial Officer Eric Dyer, which was entered into in May of 2021. Mr. Dyer’s employment contract has an initial three-year term and is subject to automatic 12-month extension terms, unless either we or Mr. Dyer give 90 days’ notice to the other party of an intent not to extend the contract.
Pursuant to his employment agreement, Mr. Dyer is entitled to receive a base salary, which is currently $424,626
(converted from Australian dollars to U.S. dollars using a conversion rate of A$1.00 to $0.68). In addition, Mr. Dyer is eligible to receive: (a) equity awards pursuant to the Company’s long-term incentive program and (b) an annual performance bonus with a target amount equal to 75% of Mr. Dyer’s base salary. Mr. Dyer is also entitled to life insurance, private health insurance, international medical and emergency coverage and paid and unpaid leave in accordance with relevant law, and beginning in February 2024, Company superannuation contributions as a percentage of Mr. Dyer’s base salary (12% with respect to the 2026 fiscal year, subject to statutory limits on contributions).
We may terminate Mr. Dyer’s employment by providing him with three months’ notice or pay in lieu of notice (except in connection with a termination as a result of Mr. Dyer’s serious misconduct, in which case he can be terminated immediately). In addition, the Board may, in its discretion, determine to pay Mr. Dyer a pro-rated portion of his annual bonus in respect of any fiscal year in which Mr. Dyer's employment terminates, except under certain circumstances involving the termination of Mr. Dyer’s employment for serious misconduct.
Pursuant to his employment agreement, Mr. Dyer is subject to perpetual confidentiality obligations, intellectual property invention assignment provisions, and non-competition and non-solicitation covenants applying during employment and for up to 12 months following termination of employment.
Employment Agreement with Faron Thibodeaux. Tamboran Resources USA LLC is party to an employment agreement with our Chief Operating Officer Faron Thibodeaux, which was entered into in August of 2021. In addition, we are party to an assignment letter with Mr. Thibodeaux, which we entered into in January 2023 in connection with Mr. Thibodeaux’s assignment to Australia. The details of the assignment letter are described above under “—Tax Equalization Arrangements.”
Pursuant to his employment agreement, Mr. Thibodeaux is entitled to receive a base salary, which is currently $459,000.
In addition, Mr. Thibodeaux is eligible to receive: (a) an annual performance bonus with a target equal to 75% of Mr.
Thibodeaux’s base salary, and (b) equity awards pursuant to the Company’s long-term incentive program. In addition, Mr.
Thibodeaux is entitled to participate in the Company’s retirement, health and welfare, and other employee benefit programs in which management employees are generally eligible to participate. The Company also pays Mr. Thibodeaux a $100 monthly personal phone and internet expense stipend.
Pursuant to his employment agreement, if Mr. Thibodeaux’s employment is terminated by us without “cause,” in addition to accrued entitlements, he shall be entitled to receive: (i) three months’ base salary continuation; and (ii) Company-
paid health continuation coverage for three months. Such payments and benefits are subject to Mr. Thibodeaux’s timely execution and delivery of a release of claims in our favor and his continued compliance with certain restrictive covenants.
Pursuant to his employment agreement, Mr. Thibodeaux is also subject to perpetual confidentiality obligations and non-
solicitation and non-competition covenants applying during employment and for 12 months post-termination.
Service Agreement with Richard Stoneburner. In connection with Mr. Stoneburner’s appointment as Interim Chief
Executive Officer, on October 15, 2025, the Company entered into a letter agreement, effective as of July 27, 2025 with Mr.

Stoneburner. This letter provides for a six-month term (or if earlier, the date the Company hires a replacement Chief Executive
Officer). Pursuant to the agreement, as sole compensation for his services as Interim Chief Executive Officer, the Company granted Mr. Stoneburner an award of 25,271 shares of the Company’s common stock, which were fully vested as of the date of grant.
Director Compensation
The following table shows the total compensation paid to each individual who served as a non-employee director of the
Company during fiscal year 2026. Our former Chief Executive Officer Joel Riddle served as a director on our board through
July 27, 2025 but received no additional compensation for his service as a director. Our Managing Director and Chief
Executive Officer, Todd Abbott, has served as a director since October 19, 2026, but receives no additional compensation for his service as a director. Mr. Stoneburner also received the compensation set forth in the “Summary Compensation Table”
above in connection with his service as Interim Chief Executive Officer. See “2026 Summary Compensation Table” for more information.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	All Other Compensation ($)	Total ($)
Richard Stoneburner	—	256,441	—	256,441
Fred Barrett	48,177	149,653	—	197,830
Patrick Elliott	49,702	147,579	—	197,281
David Siegel	—	202,474	—	202,474
Andrew Robb (2)	47,359	149,653	9,663 (4)	206,675
John Bell (3)	—	—	—	—
Ryan Dalton	—	203,502	—	203,502
Jeffrey Bellman	44,634	148,439	—	193,073
Phillip Pace	38,701	74,458	—	113,159
Scott Sheffield	35,117	69,300	—	104,417
(1)This column reflects the aggregate grant date fair value of RSUs granted to our directors during Fiscal Year 2026, measured pursuant to FASB ASC Topic 718, the basis for computing stock-based compensation in our consolidated financial statements. The assumptions we used in valuing RSUs are described in Note 11 to our consolidated financial statements included in our Annual Report on Form 10-K for Fiscal Year 2026.
(2)Amounts paid to Mr. Robb in cash during the period were paid in Australian dollars and have been converted to U.S.
dollars using a conversion rate of A$1.00 to $0.68 which was the average exchange rate for the period between July 1,
2025 and June 30, 2026.
(3)In accordance with Helmerich & Payne, Inc.’s requirements, Mr. Bell was not provided compensation for his role on the board of directors. Mr. Bell retired from the Board effective July 27, 2025.
(4)Amount reflects the Company’s compulsory contributions to superannuation account ($9,664) converted from Australian dollars to U.S. dollars using a conversion rate of A$1.00 to $0.68, which was the average exchange rate for the period between July 1, 2025 and June 30, 2026.

The table below shows the aggregate numbers of option awards (exercisable and unexercisable), shares, or RSUs held as of June 30, 2026 by each non-employee director.

Director	Options Outstanding at Fiscal Year End	Number of Shares or RSUs That Have Not Vested at Fiscal Year End	Total
Richard Stoneburner	—	8,382	8,382
Fred Barrett	—	4,788	4,788
Patrick Elliott	—	4,788	4,788
David Siegel	—	6,600	6,600
Andrew Robb	—	4,788	4,788
John Bell	—	—	—
Ryan Dalton	—	6,908	6,908
Jeffrey Bellman	—	6,293	6,293
Phillip Pace	—	6,293	6,293
Scott Sheffield	—	5,986	5,986
Total	—	54,826	54,826
Non-Employee Director Compensation
Each of our non-employee directors is paid an annual fee in respect of their service on the board of directors. As of
January 1, 2025, directors were given the option of accepting their director fees through either (i) 50% cash 50% RSUs or
Restricted Stock (RS) or (ii) 100% RSUs or 100% RS. The actual annual fee awarded to each director for fiscal 2026 service is set forth above in the Director Compensation table.

Director fees per annum including statutory entitlements: (1)
Chairman	$149,277
Annual Directors Fee	$74,639
Nomination & Governance Committee	$8,482
Audit & Risk Management Committee	$8,482
Sustainability Committee	$8,482
Compensation Committee	$8,482
Chair of the Nominations & Governance Committee	$16,963
Chair of the Sustainability Committee	$16,963
Chair of the Audit &Risk Committee	$16,963
Chair of the Compensation Committee	$16,963
(1)Fees are set in Australian dollars and have been converted to U.S. dollars using a conversion rate of A$1.00 to $0.68 which was the average exchange rate for the period between July 1, 2025 and June 30, 2026.

PROPOSAL TWO:
RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG AS THE COMPANY’S INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING JUNE 30, 2027.
Our Board and the Audit & Risk Management Committee are asking our stockholders to ratify the appointment of Ernst &
Young as the independent registered public accounting firm to conduct the audit of our financial statements for the fiscal year ending June 30, 2027. Stockholder ratification of such appointment is not required by our Bylaws or any other applicable legal requirement. However, our Board is submitting the appointment of Ernst & Young to our stockholders for ratification as a matter of good corporate governance.
In the event our stockholders fail to ratify the appointment, the Audit & Risk Management Committee will reconsider whether to continue to retain Ernst & Young for the fiscal year ending June 30, 2027. Even if the appointment is ratified, the Audit & Risk Management Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit & Risk Management Committee believes that such a change should be made. Representatives of Ernst & Young are expected to be present at the Annual Meeting. They will have an opportunity to make statements if they desire and will be available to respond to appropriate questions.
On October 1, 2026, the Audit & Risk Management Committee approved the engagement of Ernst & Young as the
Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements for the fiscal year ending June 30, 2027.
Principal Accountant Fees and Services
The following table presents fees for professional services rendered by Ernst & Young for the fiscal years ended June 30,
2026 and 2025:

	Fiscal Years Ended June 30,
	2026	2025
Audit fees (1)	$880,538	$625,688
Audit-related fees (2)	32,230	15,257
Tax fees (3)	40,712	—
All other fees	—	—
Total fees	$953,480	$640,945
(1) “Audit fees” for fiscal years 2026 and 2025 consist of fees billed for professional services rendered by Ernst & Young for the audit of our annual consolidated financial statements, the review of the condensed consolidated financial statements included in our quarterly reports, and procedures performed with respect to registration statements.
(2) “Audit-related fees” consist of fees billed for professional services rendered by Ernst & Young for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit fees.”
(3) “Tax fees” consist of fees billed for professional services rendered by Ernst & Young for tax advisory services.
Determination of Independence
In considering the nature of the services provided by our independent registered public accounting firm, the Audit & Risk
Management Committee determined that such services are compatible with the provision of independent audit services. The
Audit & Risk Management Committee discussed these services with our independent registered public accounting firm and our management to determine that they are permitted under the rules and regulations concerning auditor independence.
Additional information concerning the Audit & Risk Management Committee and its activities can be found in the following sections of this Proxy Statement: “Corporate Governance—Audit & Risk Management Committee” and “Report
of the Audit & Risk Management Committee.”
Preapproval Policy
According to policies adopted by the Audit & Risk Management Committee and ratified by our Board, to ensure compliance with the SEC’s rules regarding auditor independence, all audit and non-audit services to be provided by our independent registered public accounting firm must be preapproved by the Audit & Risk Management Committee. The

Audit & Risk Management Committee has established a general preapproval policy for certain audit and non-audit services, up to a specified amount for each identified service that may be provided by the independent auditors.
The Audit & Risk Management Committee preapproved all services provided by Ernst & Young during the fiscal years ended June 30, 2026 and 2025. The Audit & Risk Management Committee has considered the nature and amount of the fees billed by Ernst & Young and believes that the provision of non-audit services is compatible with maintaining Ernst &
Young’s independence.
Recommendation of Our Board of Directors and Audit & Risk Management Committee
OUR BOARD OF DIRECTORS AND OUR AUDIT & RISK MANAGEMENT COMMITTEE UNANIMOUSLY
RECOMMEND THAT OUR STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT
OF ERNST & YOUNG AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE
FISCAL YEAR ENDING JUNE 30, 2027.

REPORT OF THE AUDIT & RISK MANAGEMENT COMMITTEE
Management is responsible for the preparation, presentation, and integrity of the Company’s financial statements, accounting and financial reporting principles, internal controls and procedures designed to ensure compliance with accounting standards, and applicable laws and regulations. The Audit & Risk Management Committee is responsible for appointing, compensating, overseeing, and, where appropriate, discharging and replacing the Company’s independent registered public accounting firm (the “independent accounting firm”). In addition, the Audit & Risk Management
Committee is involved in the selection of the lead audit engagement partner whenever a rotational change is required by applicable law or listing standards or for any other reason. The independent accounting firm is responsible for expressing an opinion on the conformity of the Company’s audited financial statements with generally accepted accounting principles. In addition, once applicable, the independent accounting firm will express its own opinion on the effectiveness of the
Company’s internal control over financial reporting. The Audit & Risk Management Committee is responsible for monitoring and overseeing these processes.
The function of the Audit & Risk Management Committee is not intended to duplicate or attest to the activities of management and the independent accounting firm, nor can the Audit & Risk Management Committee certify that the independent accounting firm is “independent” under applicable rules. The Audit & Risk Management Committee serves a board-level oversight role, in which it provides advice, counsel, and direction to management and the independent accounting firm on the basis of the information it receives, discussions with management and the independent accounting firm, and the experience of the Audit & Risk Management Committee’s members in business, financial, and accounting matters.
In this context, the Audit & Risk Management Committee met and held numerous discussions with management and the independent accounting firm during fiscal year 2026. Management represented to the Audit & Risk Management
Committee that the Company’s consolidated financial statements were prepared in accordance with U.S. generally accepted accounting principles, and the Audit & Risk Management Committee has reviewed and discussed the consolidated financial statements with management and the independent accounting firm. The Audit & Risk Management Committee discussed with the independent accounting firm matters required to be discussed by the applicable requirements of the Public
Company Accounting Oversight Board. The independent accounting firm also provided to the Audit & Risk Management
Committee the written disclosures and the letter required by Rule 3526 of the Public Company Accounting Oversight
Board, Communications with Audit Committees Concerning Independence, and the Audit & Risk Management Committee
discussed with the independent accounting firm the firm’s independence.
Based upon the Audit & Risk Management Committee’s discussions with management and the independent accounting firm and the Audit & Risk Management Committee’s review of the representations of management and the report of the independent accounting firm on the consolidated financial statements, the Audit & Risk Management Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company’s Annual
Report on Form 10-K for the fiscal year ended June 30, 2026, filed with the SEC on September 25, 2026.
Audit & Risk Management Committee of the Board of Directors
Ryan Dalton
Patrick Elliott
Fredrick Barrett
Jeffrey Bellman

PROPOSAL THREE:
RATIFICATION AND APPROVAL, FOR THE PURPOSES OF ASX LISTING RULE 7.4 AND FOR ALL
OTHER PURPOSES, OF THE ISSUE OF 3,400,093 SHARES OF COMMON STOCK PURSUANT TO THE
COMPANY’S US PUBLIC OFFERING.
As previously announced, on April 8, 2026, the Company conducted an underwritten public offering (the “Public
Offering”) of 2,956,602 shares of Common Stock at the public offering price of US$35.00 per share, (the “Underwritten
Offering Common Stock”) raising US$103 million, with RBC Capital Markets, LLC and Wells Fargo Securities, LLC
acting as joint book-running managers (the "Underwriters"). The Underwriters exercised their option to purchase an additional 443,491 shares of Common Stock at the public offering price from the Company on April 9, 2026, which raised a further US$15.5 million (A$22.2 million) (the “Option Common Stock”) (together with the Underwritten Offering
Common Stock, the “Public Offering Common Stock”).
In conjunction with the Public Offering, the Company completed an institutional component (“Institutional Entitlement
Offer”) of the 1 for 10 pro rata accelerated non-renounceable entitlement offer. The Institutional Entitlement Offer was supported by new and existing institutional shareholders, raising approximately A$87.7 million (US$61.4 million) at the same price as the public offer, or A$0.25 per new CHESS Depositary Interests (“CDIs”).
Tamboran subsequently launched a retail entitlement offer on Monday, April 13, 2026, offering CDIs at the same 1 for 10 ratio as the Institutional Entitlement Offer to eligible retail securityholders in Australia, New Zealand and certain other jurisdictions (“Retail Entitlement Offer”). The Retail Entitlement Offer raised approximately A$24.8 million (US$17.8 million). The total amount raised under the Public Offering, and the Institutional Entitlement Offer and Retail Entitlement
Offer (together the “Equity Raise”) was approximately US$197.8 million (A$282.6 million).
ASX Listing Rule Requirements
The Company is seeking Stockholder ratification and approval pursuant to ASX Listing Rule 7.4 for the issue of the Public
Offering Common Stock that were issued using the Company’s 15% placement capacity for the purposes of ASX Listing
Rule 7.1.
Broadly speaking, and subject to a number of exceptions, ASX Listing Rule 7.1 limits the number of equity securities that a listed entity can issue without the approval of its stockholders over any 12-month period to 15% of the number of fully paid ordinary shares it had on issue at the start of that period. However, in accordance with ASX Listing Rule 7.4, an issue of securities made without approval under ASX Listing Rule 7.1 is treated as having been made with approval if:
•the issue did not breach ASX Listing Rule 7.1; and
•the issue is subsequently approved or ratified by shareholders.
ASX Listing Rule 7.4 allows the stockholders of a listed company to approve an issue of equity securities after it has been made or agreed to be made. If they do, the issue is taken to have been approved under ASX Listing Rule 7.1 and so does not reduce the Company’s capacity to issue further equity securities without stockholder approval under that rule.
The Company wishes to retain as much flexibility as possible to issue additional equity securities into the future without having to obtain stockholder approval for such issues under ASX Listing Rule 7.1. To that end, Proposal 3 seeks
Stockholder approval to subsequently approve the Public Offering Common Stock under and for the purposes of ASX
Listing Rule 7.4.
The Public Offering Common Stock were issued under the Company’s 15% placement capacity under ASX Listing Rule
7.1 and are therefore included in the calculation of the Company’s capacity under ASX Listing Rule 7.1.
There was no breach of ASX Listing Rule 7.1 as a result of the issue of the Public Offering Common Stock. The purpose of this proposal is to seek ratification and approval, for the purposes of ASX Listing Rule 7.4 and for all other purposes, of the issue of the Public Offering Common Stock.
Effect of Proposal Three
If Proposal Three is passed, the Public Offering Common Stock will not count towards the Company’s 15% placement capacity for the purposes of ASX Listing Rule 7.1, thereby increasing the Company’s ability to issue additional equity securities without Stockholder approval.

If Proposal Three is not passed, the Public Offering Common Stock will count towards the Company’s 15% placement capacity for the purposes of ASX Listing Rule 7.1, thereby limiting the Company’s ability to issue additional equity securities without Stockholder approval.
Information required under ASX Listing Rule 7.5
The following information is provided pursuant to the requirements of ASX Listing Rule 7.5:
a)the Underwritten Offering Common Stock was issued to existing Stockholders and new investors introduced to the
Company by the Board and the joint book-running managers and the Option Common Stock was issued to the
Underwriters. In accordance with paragraph 7.4 of ASX Guidance Note 21, the Company confirms that none of the recipients were (a) related parties of the Company, members of the Company’s key management personnel, substantial Stockholders of the Company, advisers of the Company or an associate of any of these parties; and (b)
issued more than 1% of the Company’s current issued capital;
b)3,400,093 shares of Common Stock were issued under the Public Offering;
c)the Public Offering Common Stock are fully paid shares of Common Stock, issued on the same terms and conditions as existing shares of Common Stock;
d)the Underwritten Offering Common Stock were issued on April 8, 2026 (Central time) and the Option Common
Stock were issued on April 14, 2026 (Central time);
e)the Public Offering Common Stock were issued at an issue price of US$35.00 per share of Common Stock, which raised approximately US$103 million;
f)the purpose of the issue of the Public Offering Common Stock was for the Company to raise funds to fund additional drilling in the Pilot Area, resource delineation in the Orion Acreage and the Beetaloo Central
Development Area (BCDA), drilling in the EP 161 acreage, working capital and other general corporate purposes.
g)the Public Offering Common Stock were issued pursuant to the prospectus supplement filed with the SEC on April
7, 2026 and the accompanying prospectus supplement filed with the SEC on April 9, 2026 on the material terms summarized above and otherwise on standard terms for public offerings of such kind; and
h)a voting exclusion statement applies to Proposal 3 and is included above.
Recommendation of Our Board of Directors
OUR BOARD OF DIRECTORS RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE
RATIFICATION AND APPROVAL, FOR THE PURPOSES OF ASX LISTING RULE 7.4 AND FOR ALL
OTHER PURPOSES, OF THE ISSUE OF 3,400,093 SHARES OF COMMON STOCK PURSUANT TO THE
COMPANY’S US PUBLIC OFFERING.

PROPOSAL FOUR:
APPROVAL OF THE ISSUANCE OF: (1) UP TO 32,740 RESTRICTED STOCK UNITS IN THE COMPANY;
AND (2) UP TO 32,740 PERFORMANCE STOCK UNITS IN THE COMPANY UNDER THE PLAN TO MR.
TODD ABBOTT (OR HIS NOMINEE), ON THE TERMS AND CONDITIONS AS SET OUT IN THE PROXY
STATEMENT, PURSUANT TO AND FOR THE PURPOSES OF ASX LISTING RULE 10.14.
Proposal 4 seeks the approval of Stockholders under ASX Listing Rule 10.14 to permit Mr. Todd Abbott, in his capacity as
Managing Director and Chief Executive Officer of the Company, to receive: (1) up to 32,740 restricted stock units in the
Company (“Executive RSUs”); and (2) up to 32,740 performance stock units in the Company under the Plan ("Executive
PSUs") (together, the “Executive Securities”), pursuant to and for the purposes of ASX Listing Rule 10.14.
If Stockholder approval is obtained, the relevant securities will be issued under and subject to the terms and conditions of the Company’s 2024 Equity Incentive Plan (the “Plan”).
The purpose of the issue of the Executive Securities is to promote ownership in the Company by Mr. Todd Abbott and to align his interests with those of Stockholders by linking part of his remuneration to the long-term success of the Company and its financial performance. The maximum number of Executive Securities has been determined having regard to benchmarking analysis undertaken by the Company’s independent compensation consultant, of a peer group of 12 companies, with a total long-term incentive capped at the 50th percentile of that peer group as a reference point from which the Compensation Committee will determine the number of Executive Securities to be issued, up to the maximum of 32,740
Executive RSUs and 32,740 Executive PSUs.
If Stockholder approval is not obtained, the Executive Securities will not be issued to Mr. Todd Abbott and the Company may increase the cash component of Mr. Todd Abbott’s remuneration to appropriately rebalance his overall remuneration as Managing Director and Chief Executive Officer.
Restriction on ability to issue securities without approval
ASX Listing Rule 10.14 provides that the Company must not permit a director or an associate of a director of the Company to acquire securities under an employee incentive scheme without the prior approval of the Stockholders. The Plan is an
'employee incentive scheme' for the purposes of the ASX Listing Rules.
Further, ASX Listing Rule 7.1 prohibits the Company from issuing in any 12-month period new shares, or securities convertible to shares, which are equivalent in number to more than 15% of the total number of ordinary securities on issue at the beginning of the 12-month period without the prior approval of Stockholders, unless the issue of equity securities is subject to an exception. ASX Listing Rule 7.2 Exception 14 provides that where an issue of securities is approved by
Stockholders for the purposes of ASX Listing Rule 10.14, it will be exempt from the Company's 15% placement capacity restriction. The Company has been granted a waiver from ASX Listing Rule 7.1 by ASX, which remains subject to
Stockholder approval under Proposal 15. If Stockholder approval is not obtained, the Company will be required to comply with ASX Listing Rule 7.1.
Effect of Proposal Four
If Proposal Four is approved, the Company will be able to issue the Executive Securities to Mr. Todd Abbott (or his nominee) within three years from the date of the Annual Meeting.
If Proposal Four is not approved, no Executive Securities will be able to be issued to Mr. Todd Abbott (or his nominee) as contemplated by this Proxy Statement, whilst he maintains the position of Managing Director and Chief Executive Officer.
Additional information required under ASX Listing Rules 10.14 and 10.15
In accordance with ASX Listing Rule 10.14 and 10.15, the following information is provided:
a)The Executive Securities are proposed to be issued to Mr. Todd Abbott (or his nominee), who is Managing Director and Chief Executive Officer of the Company, and therefore falls into the category under ASX Listing Rule 10.14.1.
A nominee of Mr. Todd Abbott is an associate of a person referred to in ASX Listing Rule 10.14.1 (ASX Listing
Rule 10.14.2).
b)The maximum number of securities that may be issued to Mr. Todd Abbott (or his nominee) under the Plan pursuant to this Proposal will be 32,740 Executive RSUs and 32,740 Executive PSUs. Upon their vesting, the maximum number of shares of common stock that may be issued to Mr. Todd Abbott is 65,480 shares of Common Stock.

c)Mr. Todd Abbott’s total current annual remuneration package comprises an annual base salary of US$550,000, eligibility for an annual cash short-term incentive award targeted at 100% of his annual eligible earnings (based on the attainment of applicable performance goals and individual performance), and participation in the Company’s health, welfare and retirement benefit plans and programs.
d)Under the Plan, 65,320 restricted stock units were issued to Mr. Todd Abbott on January 10, 2026; and 123,574 restricted stock units were issued to Mr. Todd Abbott on January 25, 2026, in each case for nil cash consideration and before his appointment as a Director. No other securities have previously been issued to Mr. Todd Abbott under the Plan.
e)It is market practice in the US for executive compensation to include an equity component (commonly options and/
or restricted stock units) to incentivize and retain individuals and align their interests with the interests of
Stockholders. The proposed issue of Executive Securities to Mr. Todd Abbott is a cost-effective way to incentivize and retain him.
f)The Executive Securities will be issued on the terms and conditions set out in the Plan and the applicable award agreement. On vesting, each Executive RSU entitles the holder to be issued one share of Common Stock and each
Executive PSU entitles the holder to be issued up to a maximum number of two shares of Common Stock depending on the performance hurdles achieved (and as set out below). The Executive Securities comprise two components:
•Executive RSUs (50% of the award): vesting in three equal annual tranches on the first, second and third anniversaries of the grant date. Each tranche vests only if Mr. Todd Abbott remains in continuous service with the Company on that vesting date
•Executive PSUs (50% of the award): The number of shares of Common Stock to be issued on vesting of the
Executive PSUs will depend on the extent to which the performance conditions described below are satisfied over a performance period of three full fiscal years from the grant date (the Performance Period).
That number may range from nil, if threshold performance is not achieved, to 100% of the number of
Executive PSUs granted if target performance is achieved, and up to 200% of the number of Executive
PSUs granted if maximum performance is achieved. Accordingly, each Executive PSU may entitle Mr.
Todd Abbott to be issued up to a maximum number of two shares of Common Stock on vesting. The maximum number of shares of Common Stock that may be issued on vesting of the Executive PSUs is therefore 65,480. Vesting is subject to Mr. Todd Abbott’s continuous service and to the following performance conditions, each applying to one-half of the Executive PSUs:
◦Absolute total shareholder return (“aTSR”) (25% of the total award): the Company’s annualized
TSR over the Performance Period; and
◦Relative total shareholder return ("rTSR") (25% of the total award): the percentile ranking of the
Company’s rTSR over the Performance Period against the TSR of each company in the
Comparator Group (defined below).
The Comparator Group for this award comprises 21 companies. They are the constituents of the S&P Oil & Gas
Exploration & Production Select Industry Index, as tracked by the SPDR S&P Oil & Gas Exploration & Production
ETF (NYSE Arca: XOP), the Comparator Group is fixed at the start of the Performance Period. The Board has set rules for how to treat Comparator Group companies affected by mergers, acquisitions, delistings, bankruptcy or similar events during the Performance Period.
The Board will determine whether, and to what extent, the performance conditions have been satisfied. Any
Executive PSUs that do not vest at the end of the Performance Period will be forfeited.
Unvested Executive Securities are treated as set out in the Plan and Award Agreement if Mr. Todd Abbott ceases employment, if there is a change of control, or if the Company’s clawback policy applies.
g)Any Executive Securities to be issued to Mr. Todd Abbott (or his nominee), if approved under Proposal Four, will be issued no later than three years after the date of the Annual Meeting.
h)No cash consideration will be paid in exchange for the issue of any Executive Securities. The Company values the maximum number of Executive Securities at US$2,254,476 at target and US$3,381,715 at maximum, subject to satisfaction of the performance conditions described above (assuming a share price of US$34.43, being the closing price of the Company’s shares of Common Stock on the NYSE on October 7, 2026).
i) The Company will not make a loan to Mr. Todd Abbott in connection with the issue of the Executive Securities.
j)The Company confirms the following:

(i)details of any securities issued under the Plan in accordance with this Proposal will, if approved by
Stockholders, be published in the annual report of the Company relating to the period in which such securities were issued, along with a statement that approval for the issue was obtained under ASX Listing Rule 10.14;
and
(ii)any additional persons covered by ASX Listing Rule 10.14 who become entitled to participate in an issue of securities under the Plan after this Proposal is approved and who were not named in this Proxy Statement will not participate until approval is obtained under ASX Listing Rule 10.14 in respect of that person.
k)A copy of the Company’s 2024 Equity Incentive Plan is attached to this Proxy Statement at Schedule 1.
l)A voting exclusion statement applies to this Proposal and is included above.
Recommendation of Our Board of Directors
OUR BOARD OF DIRECTORS (OTHER THAN MR. TODD ABBOTT, WHO HAS AN INTEREST IN
PROPOSAL FOUR) RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE
ISSUANCE OF: (1) UP TO 32,740 RESTRICTED STOCK UNITS IN THE COMPANY UNDER THE PLAN; AND
(2) UP TO 32,740 PERFORMANCE STOCK UNITS IN THE COMPANY UNDER THE PLAN TO MR. TODD
ABBOTT (OR HIS NOMINEE), ON THE TERMS AND CONDITIONS AS SET OUT IN THE PROXY
STATEMENT, PURSUANT TO AND FOR THE PURPOSES OF ASX LISTING RULE 10.14.

PROPOSALS FIVE – THIRTEEN
APPROVAL OF THE ISSUE OF RESTRICTED STOCK UNITS IN THE COMPANY UNDER THE PLAN TO
ACQUIRE SHARES OF COMMON STOCK (WHICH MAY BE REPRESENTED BY SHARES OF COMMON
STOCK OR CDIS (AS APPLICABLE)) (“RSUS”) TO MESSRS FRED BARRETT, PATRICK ELLIOTT,
ANDREW ROBB, DAVID SIEGEL, RYAN DALTON, JEFF BELLMAN, SCOTT SHEFFIELD, PHILLIP PACE
AND DICK STONEBURNER (OR THEIR RESPECTIVE NOMINEES) IN THE VALUE OF US$300,000 IN
EACH FISCAL YEAR DURING THE THREE YEAR PERIOD FROM THE DATE OF THIS ANNUAL
MEETING (BEING IN AGGREGATE A VALUE OF US$900,000) UNDER THE PLAN, IN LIEU OF THE
EQUIVALENT AMOUNT OF DIRECTOR FEES OTHERWISE PAYABLE TO THEM BY THE COMPANY AT
THEIR ELECTION, ON THE TERMS AND CONDITIONS AS SET OUT IN THE PROXY STATEMENT,
PURSUANT TO AND FOR THE PURPOSES OF ASX LISTING RULE 10.14.
Proposals 5-13 seek the approval of Stockholders under ASX Listing Rule 10.14 to:
•permit each of Messrs. Fred Barrett, Patrick Elliott, Hon Andrew Robb AO, David Siegel, Ryan Dalton, Jeff
Bellman, Scott Sheffield, Phillip Pace and Dick Stoneburner in their capacity as non-executive directors of the
Company (each an “Eligible Director” and together the “Eligible Directors”), to receive US$300,000 of their directors’ fees in each fiscal year during the three year period from the date of this Annual Meeting (being in aggregate US$900,000 in the three year period) in the form of RSUs (“Director Securities”) rather than in the form of a cash payment of that amount, pursuant to the terms of the Plan in lieu of the equivalent amount of director fees otherwise payable to them by the Company at their election; and
•approve the Company issuing the Director Securities to the Eligible Directors (or their respective nominee)
during the three year period from the date of this Annual Meeting.
If Stockholder approval is obtained, the Director Securities will be issued under and subject to the terms and conditions of the Plan.
The purpose of allowing the Eligible Directors to be issued Director Securities is to promote ownership in the Company by the Eligible Directors and to align their interests with those of Stockholders by linking part of their remuneration to the long-term success of the Company and its financial performance. This also reduces the cash component of the directors’
fees that the Company will need to provide to the Eligible Directors and thereby increases the Company’s funds that are available for working capital.
ASX Listing Rules
ASX Listing Rule 10.14 provides that the Company must not permit a director or an associate of a director of the Company to acquire securities under an employee incentive scheme without the prior approval of Stockholders. The Plan is an
‘employee incentive scheme’ for the purposes of the ASX Listing Rules.
Further, ASX Listing Rule 7.1 prohibits the Company from issuing in any 12-month period new shares, or securities convertible to shares, which are equivalent in number to more than 15% of the total number of ordinary securities on issue at the beginning of the 12-month period without the prior approval of Stockholders, unless the issue of equity securities is subject to an exception. ASX Listing Rule 7.2, Exception 14 provides that where an issue of securities is approved by
Stockholders for the purposes of ASX Listing Rule 10.14, it will be exempt from the Company’s 15% placement capacity restriction. The Company has been granted a waiver from ASX Listing Rule 7.1 by ASX, which remains subject to
Stockholder approval under Proposal 15. If stockholder approval is not obtained, the Company will be required to comply with Listing Rule 7.1.
Effect of Proposals 5 – 13
If Proposals 5 – 13 are approved, the Company will be able to issue the Director Securities to the Eligible Directors (or their respective nominees) over a period of three years from the date of the Annual Meeting without:
•needing to obtain additional Stockholder approval under Chapter 10 of the ASX Listing Rules for each issue of
Director Securities; or
•impacting the Company’s placement capacity limit under ASX Listing Rule 7.1.

If Proposals 5 - 13 are not approved, no Director Securities will be able to be issued to Messrs. Fred Barrett, Patrick Elliott,
Hon Andrew Robb AO, David Siegel, Ryan Dalton, Jeff Bellman, Scott Sheffield, Phillip Pace and Dick Stoneburner, (or
their respective nominee) as contemplated by this Proxy Statement and none of Messrs. Fred Barrett, Patrick Elliott, Hon
Andrew Robb AO, David Siegel, Ryan Dalton, Jeff Bellman, Scott Sheffield, Phillip Pace and Dick Stoneburner will be entitled to receive any equivalent cash payment in lieu of the Director Securities at their election.
If Proposals 5 - 13 are approved by Stockholders, there is, however, no obligation for any of Messrs. Fred Barrett, Patrick
Elliott, Hon Andrew Robb AO, David Siegel, Ryan Dalton, Jeff Bellman, Scott Sheffield, Phillip Pace and Dick
Stoneburner to elect to be issued securities in the Company and in such circumstances they will receive the relevant amount of their directors’ fees by way of a cash payment in the normal course.
Maximum number of Director Securities to be issued
During the three year period contemplated by Proposals 5-13 (inclusive), each Eligible Director (or their respective nominee) will be entitled to be issued Director Securities in the value of US$300,000 per fiscal year.
The number of Director Securities to be issued to an Eligible Director (or their respective nominee) at a particular time will be determined in accordance with the following formula (the “Formula”):
DS = A / B
Where:
DSmeans the number of Director Securities to be issued to the Eligible Director (or their respective nominee), rounded down to the nearest whole share of Common Stock.
Ameans the amount of directors' fees that Eligible Directors have elected to receive in the form of Director Securities rather than in cash.
Bmeans the volume weighted average market price of the Company’s shares of Common Stock trading on the NYSE over the 5 trading days ending on and including the applicable grant date of Director Securities (“NYSE 5 Day
VWAP”).
Set out below are example calculations of the number of Director Securities that may be issued to the Eligible Directors (or their nominees) during any given fiscal year, based on the Formula.

Example 1:
If, by way of example, the first annual grant of Director Securities was made to an Eligible Director in one tranche on
September 1, 2026, the number of Director Securities that would be issued to the Eligible Director (or their respective nominee) in respect of the fiscal year ending June 30, 2027 would be calculated in accordance with the Formula as follows:
A = US$300,000
B = US$38 (this is an example NYSE 5 Day VWAP only)
DS = 7,894 shares of Common Stock / 1,578,800 CDIs rounded down to the nearest whole share of Common Stock
(being the result of dividing A by B)

Example 2:
If, by way of example, the first annual grant of Director Securities was made to an Eligible Director pursuant to multiple tranches throughout the fiscal year ending June 30, 2027, the number of Director Securities that would be issued to the
Eligible Director (or their respective nominee) in respect of that fiscal year would be calculated in accordance with the
Formula as follows:
First tranche – August 2026
A = US$300,000
B = US$39 (this is an example NYSE 5 Day VWAP only)
DS = 7,692 shares of Common Stock / 1,538,400 CDIs rounded down to the nearest whole share of Common Stock
(being the result of dividing A by B)
Second tranche – November 2026
A = US$300,000
B = US$40 (this is an example NYSE 5 Day VWAP only)
DS = 7,500 shares of Common Stock / 1,500,000 CDIs rounded down to the nearest whole share of Common Stock
(being the result of dividing A by B)

It is important that Stockholders note that the above calculations are examples only and the number of Director Securities issued will depend on the actual NYSE 5 Day VWAP when the relevant Eligible Director is issued Director Securities and, as a result, the number of Director Securities actually issued may vary materially from the numbers set out above.
Information required under ASX Listing Rules 10.14 and 10.15
In accordance with ASX Listing Rules 10.14 and 10.15, the Company confirms the following information:
a)The Director Securities are proposed to be issued to the Eligible Directors, namely Messrs. Fred Barrett, Patrick
Elliott, Hon Andrew Robb AO, David Siegel, Ryan Dalton, Jeff Bellman, Scott Sheffield, Phillip Pace and Dick
Stoneburner (or their respective nominees), who are directors of the Company and therefore fall into the category under ASX Listing Rule 10.14.1. A nominee of an Eligible Director is an associate of a person referred to in ASX
Listing Rule 10.14.1 (ASX Listing Rule 10.14.2).
b)The maximum number of RSUs that may be issued to each of the Eligible Directors (or their respective nominees)
under the Plan pursuant to these Proposals 5-13 will be determined in accordance with the Formula set out above.
Over the three-year approval period, this amounts to that number of shares of Common Stock (or CDIs) that is equal in value to US$900,000 per Eligible Director or US$8,100,000 for all of the Eligible Directors in aggregate applying the above Formula.
c)Details of the remuneration packages of the Eligible Directors, which constitute their total current remuneration, are summarized above under “Director Compensation” in the section titled “Executive and Director Compensation”.
d)The Company confirms that the Eligible Directors have been issued securities under the Plan as follows:

Non-executive director	Date of issue	Terms and number of securities issued
Mr. Fredrick Barrett	June 1, 2026
ASX Listing Rule 10.14: acquired 1,813 RSUs for nil consideration
(estimated valuation of US$27.23 per underlying share of common stock)
and 2,975 RSUs for nil consideration (estimated valuation of US$33.61 per underlying share of common stock)

	May 19, 2025	ASX Listing Rule 10.14: acquired 9,620 RSUs for nil consideration (estimated valuation of US$19.76 per underlying share of common stock).
Mr. Patrick Elliott	June 1, 2026
ASX Listing Rule 10.14: acquired 1,813 RSUs for nil consideration
(estimated valuation of US$27.23 per underlying share of common stock)
and 2,975 RSUs for nil consideration (estimated valuation of US$33.61 per underlying share of common stock)

	May 19, 2025	ASX Listing Rule 10.14: acquired 7,311 RSUs for nil consideration (estimated valuation of US$19.76 per underlying share of common stock).
Mr. David Siegel	June 1, 2026
ASX Listing Rule 10.14: acquired 3,625 RSUs for nil consideration
(estimated valuation of US$27.23 per underlying share of common stock)
and 2,975 RSUs for nil consideration (estimated valuation of US$33.61 per underlying share of common stock)

	May 19, 2025	ASX Listing Rule 10.14: acquired 9,621 RSUs for nil consideration (estimated valuation of US$19.77 per share of underlying common stock)
Mr. Ryan Dalton	June 1, 2026
ASX Listing Rule 10.14: acquired 3,933 RSUs for nil consideration
(estimated valuation of US$27.23 per underlying share of common stock)
and 2,975 RSUs for nil consideration (estimated valuation of US$33.61 per underlying share of common stock)

	May 19, 2025	ASX Listing Rule 10.14: acquired 9,229 RSUs for nil consideration (estimated valuation of US$19.76 per share of underlying common stock)
Mr. Jeffrey Bellman	June 1, 2026
ASX Listing Rule 10.14: acquired 3,318 RSUs for nil consideration
(estimated valuation of US$27.23 per share of underlying common stock)
and 2,975 RSUs for nil consideration (estimated valuation of US$33.61 per share of underlying common stock).

	May 19, 2025	ASX Listing Rule 10.14: acquired 5,002 RSUs for nil consideration (estimated valuation of US$19.76) per share of underlying common stock
Mr. Phillip Pace	June 1, 2026
ASX Listing Rule 10.14: acquired 3,318 RSUs for nil consideration
(estimated valuation of US$27.23 per share of underlying common stock)
and 2,975 RSUs for nil consideration (estimated valuation of US$33.61 per share of underlying common stock)

Mr. Richard Stoneburner	June 1, 2026
ASX Listing Rule 10.14: acquired 5,407 RSUs for nil consideration
(estimated valuation of US$27.23 per share of underlying common stock)
and 2,975 RSUs for nil consideration (estimated valuation of US$33.61 per share of underlying common stock).

	February 25, 2026	ASX Listing Rule 10.14: acquired 25,271 shares of common stock for nil consideration.
	May 19, 2025	ASX Listing Rule 10.14: acquired 11,891 RSUs for nil consideration (estimated valuation of US$19.76 per underlying share of common stock)
Mr. Andrew Robb	June 1, 2026
ASX Listing Rule 10.14: acquired 1,813 RSUs for nil consideration
(estimated valuation of US$27.23 per underlying share of common stock)
and 2,975 RSUs for nil consideration (estimated valuation of US$33.61 per underlying share of common stock)

	May 19, 2025	ASX Listing Rule 10.14: acquired 7,507 RSUs for nil consideration (estimated valuation of US$19.76 per underlying share of common stock)
The current interests of each of the directors of the Company have been disclosed to ASX and are available on ASX’s website at www.asx.com.au.
e)Any Director Securities to be issued to the Eligible Directors (or their respective nominees), if approved under
Proposals 5 – 13 will be issued no later than three years after the date of the Annual Meeting.
f)No cash consideration will be paid in exchange for the issue of any Director Securities, as Director Securities will be issued to satisfy the Company’s obligation to pay an equivalent amount of directors’ fees to the Eligible Directors.
g)On settlement, each RSU will entitle the holder to be issued with one share of Common Stock. The RSUs are scheduled to vest on the first anniversary of the grant date.

h)The Company will not make a loan to any Eligible Director in connection with the issue of the Director Securities.
i)The Company confirms the following:
(i)details of any securities issued under the Plan in accordance with Proposals 5 – 13 will, if approved by
Stockholders, be published in the annual report of the Company relating to the period in which such securities were issued, along with a statement that approval for the issue was obtained under ASX Listing Rule 10.14; and
(ii)any additional persons covered by ASX Listing Rule 10.14 who become entitled to participate in an issue of securities under the Plan after Proposals 5 – 13 are approved and who were not named in this Proxy Statement will not participate until approval is obtained under ASX Listing Rule 10.14 in respect of that person.
j)A copy of the Company’s 2024 Equity Incentive Plan is attached to this Proxy Statement at Schedule 1.
k)A voting exclusion statement applies to these Proposals 5 – 13 and is included below.
Recommendation of the Board
The Board (other than Mr Fred Barrett who has an interest in Proposal 5) recommends that Stockholders vote in favor of
Proposal 5.
The Board (other than Mr Patrick Elliott who has an interest in Proposal 6) recommends that Stockholders vote in favor of Proposal 6.
The Board (other than Hon Andrew Robb AO who has an interest in Proposal 7) recommends that Stockholders vote in favor of Proposal 7.
The Board (other than Mr David Siegel who has an interest in Proposal 8) recommends that Stockholders vote in favor of
Proposal 8.
The Board (other than Mr Ryan Dalton who has an interest in Proposal 9) recommends that Stockholders vote in favor of
Proposal 9.
The Board (other than Mr Jeff Bellman who has an interest in Proposal 10) recommends that Stockholders vote in favor of Proposal 10.
The Board (other than Mr Scott Sheffield who has an interest in Proposal 11) recommends that Stockholders vote in favor of Proposal 11.
The Board (other than Mr Phillip Pace who has an interest in Proposal 12) recommends that Stockholders vote in favor of
Proposal 12.
The Board (other than Mr Dick Stoneburner who has an interest in Proposal 13) recommends that Stockholders vote in favor of Proposal 13.
APPROVAL OF PROPOSALS 5 - 13 REQUIRES THE AFFIRMATIVE VOTE OF THE HOLDERS OF A
MAJORITY IN VOTING POWER OF THE SHARES OF STOCK OF THE COMPANY WHICH ARE
PRESENT VIRTUALLY OR REPRESENTED BY PROXY AT THE ANNUAL MEETING ENTITLED TO
VOTE ON PROPOSALS 5 - 13.
Voting exclusion statement
The Company will disregard any votes cast in favor of Proposals 5 - 13 by or on behalf of any person referred to in ASX
Listing Rules 10.14.1, 10.14.2 or 10.14.3 who is eligible to participate in the Plan or their associates.
However, the Company need not disregard a vote cast in favor of Proposals 5 - 13 by:
•a person as proxy or attorney for a person who is entitled to vote on Proposals 5 - 13 in accordance with directions given to the proxy or attorney to vote on Proposals 5 - 13 in that way; or

•the Chair as proxy or attorney for a person who is entitled to vote on Proposals 5 - 13 in accordance with a direction given to the Chair to vote on Proposals 5 - 13 as the Chair decides; or
•a holder acting solely in a nominee, trustee, custodial or other fiduciary capacity on behalf of a beneficiary provided the following conditions are met:
othe beneficiary provides written confirmation to the holder that the beneficiary is not excluded from voting, and is not an associate of a person excluded from voting, on Proposals 5 - 13; and
the holder votes on Proposals 5 - 13 in accordance with directions given by the beneficiary to the holder to vote in that way.

PROPOSAL FOURTEEN:
APPROVAL, FOR THE PURPOSES OF ASX LISTING RULE 10.17 AND THE COMPANY’S BYLAWS AND
FOR ALL OTHER PURPOSES, THAT THE MAXIMUM AGGREGATE ANNUAL CASH FEE POOL FROM
WHICH THE NON-EXECUTIVE DIRECTORS OF THE COMPANY MAY BE PAID FOR THEIR SERVICES
AS MEMBERS OF THE BOARD BE INCREASED FROM US$2,000,000 PER ANNUM TO US$2,700,000 PER
ANNUM.
In accordance with ASX Listing Rule 10.17 and section 2.10 of the Company’s bylaws, any proposed increase to the maximum aggregate annual cash fee pool from which non-executive directors of the Company may be paid for their services as members of the Board must be approved by Stockholders at an annual or special meeting of Stockholders.
There are currently nine non-executive directors of the Company – Mr Fred Barrett, Mr Patrick Elliott, Hon Andrew
Robb AO, Mr David Siegel, Mr Ryan Dalton, Mr Jeff Bellman, Mr Scott Sheffield, Mr Phillip Pace and Mr Dick
Stoneburner. The current maximum aggregate annual cash fee pool from which all of the non-executive directors of the
Company may be paid for their services as members of the Board is US$2,000,000. The remuneration of each non-
executive director of the Company for the year ended June 30, 2026 is detailed in the Company’s Annual Report dated 25
September 2026.
The purpose of this Proposal 14 is to approve an increase in the maximum aggregate annual cash fee pool from
US$2,000,000 per annum to US$2,700,000 per annum. This would represent an increase to the current cash fee pool of approximately US$700,000. If approved, the amount of US$2,700,000 would be the total annual cash amount that could be divided amongst all of the non-executive directors of the Company. The approval of this increase does not necessarily mean that the full annual cash fee pool of US$2,700,000 will be utilized.
Reasons for the proposed increase to the maximum aggregate annual cash fee pool for non-executive directors
The current maximum aggregate annual cash fee pool amount for non-executive directors of the Company is
US$2,000,000, which was the amount that was approved by stockholders of the Company at its annual meeting held on 17
June 2024.
The Board considers that it is reasonable and appropriate at this time to seek Stockholder approval for an increase in the maximum aggregate annual cash fee pool for non-executive directors of the Company as these extra funds will assist the
Company to appropriately remunerate the number of non-executive directors that are currently appointed to the Board.
The proposed increase in the maximum aggregate annual cash fee pool will also enable the Company to continue to attract and retain members of the Board in an increasingly competitive environment for the recruitment and retention of non-executive directors. Further, the proposed cash fee pool increase may be necessary to remunerate any newly elected non-executive directors that the Board may seek to appoint in order to enhance corporate governance.
The Board has further determined that the proposed amount of US$2,700,000 is a reasonable annual cash fee pool amount for a United States emerging growth company that is dual-listed on the ASX and NYSE.
If Proposal 14 is passed, the maximum aggregate annual cash fee pool from which non-executive directors of the
Company may be paid for their services as members of the Board will be US$2,700,000. If this Proposal 14 is not passed, the amount will remain at US$2,000,000.
Securities issued to non-executive directors of the Company under ASX Listing Rule 10.11 or 10.14
ASX Listing Rule 10.17 requires that the Company provide details of any securities issued to a non-executive director under ASX Listing Rule 10.11 or 10.14 with Stockholder approval at any time within the preceding three years.

As required by ASX Listing Rule 10.17, the Company confirms that it and its predecessor, Tamboran Resources Limited, issued the following securities to its non-executive directors in the preceding three years under ASX Listing Rules 10.11 or
10.14. As a result of the re-domiciliation of Tamboran Resources Limited from Australia to the United States, the above-
mentioned securities were exchanged for CDIs in the Company in accordance with the relevant exchange ratios detailed in the Tamboran Resources Limited Scheme Booklet dated October 27, 2023 (being 1:200).
The current interests of each of the directors of the Company have been disclosed to the ASX and are available on the ASX’s website at www.asx.com.au.

Non-executive director	Date of issue	Terms and number of securities issued
Mr. Fredrick Barrett	June 1, 2026
ASX Listing Rule 10.14: acquired 1,813 RSUs for nil
consideration (estimated valuation of US$27.23 per underlying share of common stock) and 2,975 RSUs for nil consideration
(estimated valuation of US$33.61 per underlying share of
common stock)

	January 19, 2026	ASX Listing Rule 10.11: acquired 9,523 common stock at an issue price of US$21.00 per fully paid ordinary share
	July 23, 2025	ASX Listing Rule 10.11: acquired 8,456 common stock at an issue price of US$17.74 per fully paid ordinary share
	May 19, 2025	ASX Listing Rule 10.14: acquired 9,620 RSUs for nil consideration (estimated valuation of US$19.76 per underlying share of common stock).
	June 28, 2024	ASX Listing Rule 10.11: acquired 6,600 common stock at an issue price of US$24.00 per fully paid ordinary share.
Mr. Patrick Elliott	June 1, 2026
ASX Listing Rule 10.14: acquired 1,813 RSUs for nil
consideration (estimated valuation of US$27.23 per underlying share of common stock) and 2,975 RSUs for nil consideration
(estimated valuation of US$33.61 per underlying share of
common stock)

	May 19, 2025	ASX Listing Rule 10.14: acquired 7,311 RSUs for nil consideration (estimated valuation of US$19.76 per underlying share of common stock).
Mr. David Siegel	June 1, 2026
ASX Listing Rule 10.14: acquired 3,625 RSUs for nil
consideration (estimated valuation of US$27.23 per underlying share of common stock) and 2,975 RSUs for nil consideration
(estimated valuation of US$33.61 per underlying share of
common stock)

	January 19, 2026	ASX Listing Rule 10.11: acquired 10,000 common stock at an issue price of US$21.00 per fully paid ordinary share
	July 23, 2025	ASX Listing Rule 10.11: acquired 10,000 common stock at an issue price of US$17.74 per fully paid ordinary share
	May 19, 2025	ASX Listing Rule 10.14: acquired 9,621 RSUs for nil consideration (estimated valuation of US$19.77 per share of underlying common stock)

Mr. Ryan Dalton	June 1, 2026
ASX Listing Rule 10.14: acquired 3,933 RSUs for nil
consideration (estimated valuation of US$27.23 per underlying share of common stock) and 2,975 RSUs for nil consideration
(estimated valuation of US$33.61 per underlying share of
common stock)

	January 19, 2026	ASX Listing Rule 10.11: acquired 23,809 common stock at an issue price of US$21.00 per fully paid ordinary share
	July 23, 2025	ASX Listing Rule 10.11: acquired 5,000 common stock at an issue price of US$17.74 per fully paid ordinary share
	May 19, 2025	ASX Listing Rule 10.14: acquired 9,229 RSUs for nil consideration (estimated valuation of US$19.76 per share of underlying common stock)
	June 28, 2024	ASX Listing Rule 10.11: acquired 12,500 common stock at an issue price of US$24.00 per fully paid ordinary share
Mr. Jeffrey Bellman	June 1, 2026
ASX Listing Rule 10.14: acquired 3,318 RSUs for nil
consideration (estimated valuation of US$27.23 per share of
underlying common stock) and 2,975 RSUs for nil consideration
(estimated valuation of US$33.61 per share of underlying
common stock).

April 15, 2026
ASX Listing Rule 10.11: acquired 4,761 shares of common stock at an issue price of US$21.00 per share as part of a total
acquisition of 9,763 shares of common stock, which included
5,002 shares issued upon vesting of previously granted RSUs.

	July 23, 2025	ASX Listing Rule 10.11: acquired 5,637 common stock at an issue price of US$17.74 per fully paid ordinary share
	May 19, 2025	ASX Listing Rule 10.14: acquired 5,002 RSUs for nil consideration (estimated valuation of US$19.76) per share of underlying common stock
Mr. Scott Sheffield	January 19, 2026	ASX Listing Rule 10.11: acquired 181,274 ordinary shares at an issue price of US$21.00 per fully paid ordinary share
Mr. Phillip Pace	June 1, 2026
ASX Listing Rule 10.14: acquired 3,318 RSUs for nil
consideration (estimated valuation of US$27.23 per share of
underlying common stock) and 2,975 RSUs for nil consideration
(estimated valuation of US$33.61 per share of underlying
common stock)

	January 19, 2026	ASX Listing Rule 10.11: acquired 23,809 common stock at an issue price of US$21.00 per fully paid ordinary share

Mr. Richard Stoneburner	June 1, 2026
ASX Listing Rule 10.14: acquired 5,407 RSUs for nil
consideration (estimated valuation of US$27.23 per share of
underlying common stock) and 2,975 RSUs for nil consideration
(estimated valuation of US$33.61 per share of underlying
common stock).

	February 25, 2026	ASX Listing Rule 10.14: acquired 25,271 shares of common stock for nil consideration.
	January 19, 2026	ASX Listing Rule 10.11: acquired 11,904 common stock at an issue price of US$21.00 per fully paid ordinary share
	July 23, 2025	ASX Listing Rule 10.11: acquired 2,820 common stock at an issue price of US$17.74 per fully paid ordinary share
	May 19, 2025	ASX Listing Rule 10.14: acquired 11,891 RSUs for nil consideration (estimated valuation of US$19.76 per underlying share of common stock)
	June 28, 2024	ASX Listing Rule 10.11: acquired 8,300 common stock at an issue price of US$24.00 per fully paid ordinary share
Mr. Andrew Robb	June 1, 2026
ASX Listing Rule 10.14: acquired 1,813 RSUs for nil
consideration (estimated valuation of US$27.23 per underlying share of common stock) and 2,975 RSUs for nil consideration
(estimated valuation of US$33.61 per underlying share of
common stock)

	May 19, 2025	ASX Listing Rule 10.14: acquired 7,507 RSUs for nil consideration (estimated valuation of US$19.76 per underlying share of common stock)
	June 28, 2024	ASX Listing Rule 10.11: acquired 2,000 common stock at an issue price of US$24.00 per fully paid ordinary share
Recommendation of the Board
OUR BOARD OF DIRECTORS RECOMMENDS THAT OUR STOCKHOLDERS VOTE ‘‘FOR’’ THE MAXIMUM
AGGREGATE ANNUAL CASH FEE POOL FROM WHICH THE NON-EXECUTIVE DIRECTORS OF THE COMPANY
MAY BE PAID FOR THEIR SERVICES AS MEMBERS OF THE BOARD BE INCREASED FROM US$2,000,000 PER
ANNUM TO US$2,700,000 PER ANNUM.
Voting exclusion statement
The Company will disregard any votes cast in favor of Proposal 14 by or on behalf of any director of the Company or their associates.
However, the Company need not disregard a vote cast in favor of Proposal 14 by:
•a person as proxy or attorney for a person who is entitled to vote on Proposal 14 in accordance with directions given to the proxy or attorney to vote on Proposal 14 in that way; or
•the Chair as proxy or attorney for a person who is entitled to vote on Proposal 14 in accordance with a direction given to the Chair to vote on Proposal 14 as the Chair decides; or
•a holder acting solely in a nominee, trustee, custodial or other fiduciary capacity on behalf of a beneficiary provided the following conditions are met:
othe beneficiary provides written confirmation to the holder that the beneficiary is not excluded from voting, and is not an associate of a person excluded from voting, on Proposal 14; and
othe holder votes on Proposal 14 in accordance with directions given by the beneficiary to the holder to vote in that way.

PROPOSAL FIFTEEN:
APPROVAL OF THE ASX LIMITED’S GRANT TO THE COMPANY OF A WAIVER FROM ASX LISTING RULE
7.1 TO PERMIT THE COMPANY TO ISSUE NEW SECURITIES WITHOUT OBTAINING THE APPROVAL OF
THE COMPANY’S STOCKHOLDERS UNDER ASX LISTING RULE 7.1, AND OTHERWISE ON THE TERMS
AND CONDITIONS SUMMARIZED IN THIS PROXY STATEMENT.
ASX Listing Rule 7.1 limits the amount of equity securities that a company listed on the ASX can issue without the approval of its stockholders over any twelve-month period to 15% of the fully-paid ordinary securities that the company had outstanding at the start of that period, subject to certain exceptions (the “15% Limit”).
In order to provide the Company with additional flexibility when evaluating financing options and capital raising transactions, the Company applied to the ASX for the grant of a waiver from ASX Listing Rule 7.1 in order to permit the Company to issue new securities in excess of the 15% Limit without obtaining stockholder approval under ASX Listing Rule 7.1 (“ASX
Waiver”).
Rationale for Seeking the ASX Waiver
While U.S. public companies must comply with the rules imposed by their securities exchanges and their organizational documents, U.S. public companies that are not subject to the ASX Listing Rules are able to offer and sell their securities without the restrictions imposed by the 15% Limit applicable under ASX Listing Rule 7.1. In addition, alternative capital raising structures that are exceptions to ASX Listing Rule 7.1, are uncommon for companies domiciled in the United States to undertake, and the Board believes that limiting itself to such capital raising structures is not in the Company’s or its stockholders’ best interests.
The Company anticipates that additional funds will need to be generated in order to achieve the Company’s long-term goals, providing the Company with additional flexibility when evaluating financing and capital raising transactions.
The Board believes that, due to the Company currently being subject to the 15% Limit under ASX Listing Rule 7.1, the
Company operates at a significant disadvantage in being able to raise equity capital as compared to other U.S. public companies, which is not in the best interests of the Company or its stockholders.
As at the date of this Proxy Statement, there is no guarantee that the Company will undertake a capital raising (either in reliance on the ASX Waiver or otherwise); however, given the Company’s growth and capital needs, the Company may elect to do so at any time (including in reliance on the ASX Waiver following the Annual Meeting, assuming stockholder approval of this
Proposal 15).
The ASX Waiver is subject to the following terms and conditions:
•the Company remains subject to, and complies with, the listing rules of the New York Stock Exchange (“NYSE”) as set out in the NYSE Listed Company Manual (“NYSE Rules”) and relevant United States Federal and State securities laws for Delaware incorporated companies with respect to the issuance of new securities;
•the grant of the ASX Waiver to the Company must be approved by an ordinary resolution of the Company’s stockholders;
•the ASX Waiver will remain in force for a period of one year from the date of stockholder approval of the ASX
Waiver;
•the Company must include a statement in or with its full year accounts that are given to the ASX for release to the market during the period of the ASX Waiver that summarizes the ASX Waiver and confirms that the Company remains subject to, and continues to comply with, the requirements of the NYSE Rules and relevant United States
Federal and State securities laws for Delaware incorporated companies with respect to the issuance of new securities.
Prior to publishing this statement, the Company must confirm with ASX that there has been no change to ASX’s policy settings in relation to security holder approval requirements;

•the Company releases an announcement to the market that discloses the nature and effect of the ASX Waiver and the
Company’s reason for seeking the ASX Waiver no later than 1 business day after receiving the ASX Waiver decision;
and
•the Company must immediately advise the ASX if the Company becomes aware of any change to the application of the NYSE Rules and relevant United States Federal and State securities laws for Delaware incorporated companies with respect to the issuances of new securities, or that the Company is no longer in compliance with the requirements of the NYSE Rules or the relevant United States Federal and State securities laws for Delaware incorporated companies with respect to the issuances of new securities.
The ASX reserves its right under ASX Listing Rule 18.3 to revoke the ASX Waiver if:
•the Company fails to comply with any of the above conditions;
•there are changes to the NYSE Rules in respect of the issue of new securities; or
•there are changes to ASX’s policy settings in relation to security holder approval requirements arising from the current review of those settings or any subsequent review.
Effect of Proposal 15
If Proposal 15 is approved by the Company’s stockholders, for a period of one year, the Company will not be prohibited by
ASX Listing Rule 7.1 from issuing equity securities in excess of the 15% Limit without prior stockholder approval.
If Proposal 15 is not approved by the Company’s stockholders, the Company will remain subject to ASX Listing Rule 7.1, which requires approval from the Company’s stockholders prior to any issuance of equity securities in excess of the 15% Limit, other than in a transaction structure specifically excepted in ASX Listing Rule 7.2 or if the Company was to seek and obtain a waiver from the ASX to issue shares in excess of the 15% Limit without stockholder approval.
Risk of Economic and Voting Dilution
If Proposal 15 is approved by the Company’s stockholders, and the Company issues equity securities in excess of the 15%
Limit, the voting power of the Company’s existing stockholders may be diluted, as shown in the table below. In addition, there is a risk that:
•the market price for the Company’s Common Stock may be significantly lower on the date of any issuance of the
Company’s equity securities than on the date hereof; and
•the Company may issue its equity securities at a price that is a discount to the market price for the Company’s equity securities on the date of issuance or the equity securities may be issued as part of acquisition consideration for an asset or another entity, each of which would impact the amount of funds raised pursuant to the issuance of equity securities.
The table below sets forth hypothetical equity security issuances by the Company and the corresponding dilutionary effects, assuming that 34,960,006 shares of Common Stock (including in the form of CDIs) are outstanding, which was the number of shares of Common Stock (including in the form of CDIs) outstanding on September 23, 2026, prior to the hypothetical issuance of equity securities by the Company. The scenarios shown in the table are indicative only and do not represent the Company’s intentions or views in respect of the likely size or pricing of any capital raising activities that may be undertaken by the
Company should Proposal 15 be approved by the Company’s stockholders.
Notwithstanding the ASX Waiver, certain hypothetical equity security issuances contemplated by the table below would still be subject to stockholder approval under the NYSE Listed Company Manual under certain circumstances, as described above.

Common Stock (Including in the Form of CDIs) Issued and Outstanding Before the Offering	Offering Size (US$)	Price per Share of Common Stock in the Offering (US$)	Number of Shares of Common Stock Issued in the Offering	Total Number of Shares of Common Stock (Including in the Form of CDIs) Issued and Outstanding After the Offering	Dilutionary Effect of the Offering
34,960,006	$200,000,000.00	$36	5,555,556	40,515,562	13.71%
		$38	5,263,158	40,223,164	13.08%
		$40	5,000,000	39,960,006	12.51%
		$42	4,761,905	39,721,911	11.99%
	$250,000,000.00	$36	6,944,444	41,904,450	16.57%
		$38	6,578,947	41,538,953	15.84%
		$40	6,250,000	41,210,006	15.17%
		$42	5,952,381	40,912,387	14.55%
	$300,000,000.00	$36	8,333,333	43,293,339	19.25%
		$38	7,894,737	42,854,743	18.42%
		$40	7,500,000	42,460,006	17.66%
		$42	7,142,857	42,102,863	16.97%
The Company may issue Common Stock or securities convertible into Common Stock. If Proposal 15 is approved by the
Company’s stockholders, capital raising activities in excess of the 15% Limit may occur over the one year duration of the ASX
Waiver without further stockholder approval, subject to the NYSE Rules. The amount raised in one or more offerings, the price per share or other equity security and the number of equity securities issued by the Company have not been determined at this time, and the actual dilutionary effect of any offering or offerings may differ from the presentation in the table above.
Recommendation of Our Board of Directors
OUR BOARD OF DIRECTORS RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE APPROVAL
OF THE ASX LIMITED’S GRANT TO THE COMPANY OF A WAIVER FROM ASX LISTING RULE 7.1 TO
PERMIT THE COMPANY TO ISSUE NEW SECURITIES WITHOUT OBTAINING THE APPROVAL OF THE
COMPANY’S STOCKHOLDERS UNDER ASX LISTING RULE 7.1, AND OTHERWISE ON THE TERMS AND
CONDITIONS SUMMARIZED IN THIS PROXY STATEMENT.

SCHEDULE ONE
TAMBORAN RESOURCES CORPORATION
2024 EQUITY AWARD PLAN
ARTICLE I.
PURPOSE
The Plan’s purpose is to provide eligible Service Providers the opportunity to participate in the growth and profits of the Company and to attract, motivate, and retain the services of such persons to promote the long term success of the
Company. Capitalized terms used in the Plan are defined in Article XI.
ARTICLE II.
ELIGIBILITY
Service Providers are eligible to be granted Awards under the Plan, subject to the limitations described herein.
ARTICLE III.
ADMINISTRATION AND DELEGATION
3.1      Administration. The Plan is administered by the Administrator. The Administrator has authority to determine which Service Providers receive Awards, grant Awards and set Award terms and conditions, subject to the conditions and limitations in the Plan. The Administrator also has the authority to take all actions and make all determinations under the
Plan, to interpret the Plan and Award Agreements and to adopt, amend and repeal Plan administrative rules, guidelines and practices as it deems advisable. The Administrator may correct defects and ambiguities, supply omissions and reconcile inconsistencies in the Plan or any Award Agreement as it deems necessary or appropriate to administer the Plan and any
Awards. The Administrator’s determinations under the Plan are in its sole discretion and will be final and binding on all persons having or claiming any interest in the Plan or any Award. Notwithstanding the foregoing, the Administrator may not take any actions, nor grant any Awards, that would violate any Applicable Law in the United States or, while the Company is listed on the ASX, would contravene the ASX Listing Rules or the Corporations Act.
3.2      Appointment of Committees. To the extent Applicable Laws permit, the Board or the Administrator may delegate any or all of its powers under the Plan to one or more Committees or one or more committees of officers of the
Company or any of its Subsidiaries; provided, however, that in no event shall an officer of the Company be delegated the authority to grant Awards to, or amend Awards held by, the following individuals: (a) individuals who are subject to Section 16 of the Exchange Act, or (b) officers of the Company (or non-employee Directors) to whom the authority to grant or amend
Awards has been delegated hereunder. The Board or the Administrator, as applicable, may rescind any such delegation, abolish any such Committee or committee and/or re-vest in itself any previously delegated authority at any time.
ARTICLE IV.
STOCK AVAILABLE FOR AWARDS
4.1      Number of Shares. Subject to adjustment under Article VIII and further subject to the terms of this Article
IV, the maximum number of Shares that may be issued pursuant to Awards under the Plan shall be equal to the Overall Share
Limit. Shares issued under the Plan may consist of authorized but unissued Shares, Shares purchased on the open market or treasury Shares.
4.2      Share Recycling. If all or any part of an Award expires, lapses or is terminated, exchanged for or settled in cash, surrendered, repurchased, canceled without having been fully exercised or forfeited, in any case, in a manner that results in the Company acquiring Shares covered by the Award at a price not greater than the price (as adjusted to reflect any Equity
Restructuring) paid by the Participant for such Shares or not issuing any Shares covered by the Award, the unused Shares covered by the Award will, as applicable, become or again be available for Award grants under the Plan. In addition, Shares delivered (either by actual delivery or attestation) to the Company by a Participant to satisfy the applicable exercise or purchase price of an Award and/or to satisfy any applicable tax withholding obligation with respect to an Award (including Shares retained by the Company from the Award being exercised or purchased and/or creating the tax obligation) will, as applicable, become or again be available for Award grants under the Plan. The payment of Dividend Equivalents in cash in conjunction with any outstanding Awards shall not count against the Overall Share Limit. Notwithstanding anything to the contrary contained herein, the following Shares shall not be added to the Shares authorized for grant under Section 4.1 and shall not be available for future grants of Awards: (i) Shares subject to a Stock Appreciation Right that are not issued in connection with the stock settlement of the Stock Appreciation Right on exercise thereof; and (ii) Shares purchased on the open market by the
Company with the cash proceeds from the exercise of Options.

4.3      Incentive Stock Option Limitations. Notwithstanding anything to the contrary herein, no more than
5,000,000 Shares may be issued pursuant to the exercise of Incentive Stock Options.
4.4      Substitute Awards. In connection with an entity’s merger or consolidation with the Company or any
Subsidiary or the Company’s or any Subsidiary’s acquisition of an entity’s property or equity securities, the Administrator may grant Awards in substitution for any options or other equity or equity-based awards granted before such merger or consolidation by such entity or its affiliate. Substitute Awards may be granted on such terms as the Administrator deems appropriate, notwithstanding limitations on Awards in the Plan. Substitute Awards will not count against the Overall Share Limit (nor shall
Shares subject to a Substitute Award be added to the Shares available for Awards under the Plan as provided above), except that
Shares acquired by exercise of substitute Incentive Stock Options will count against the maximum number of Shares that may be issued pursuant to the exercise of Incentive Stock Options under the Plan. Additionally, in the event that a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines has equity securities available under a pre-existing plan approved by equityholders and not adopted in contemplation of such acquisition or combination, the equity securities available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the equityholders of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for grant under the Plan (and Shares subject to such Awards shall not be added to the Shares available for Awards under the Plan as provided above); provided that Awards using such available
Shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not Service Providers prior to such acquisition or combination.
4.5      Non-Employee Director Compensation. Notwithstanding any provision to the contrary in the Plan, the
Administrator may establish compensation for non-employee Directors from time to time, subject to the limitations in the Plan and/or pursuant to a written nondiscretionary formula established by the Administrator (the “Non-Employee Director Equity
Compensation Policy”). The sum of any cash compensation, or other compensation, and the value (determined as of the grant date in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, or any successor thereto) of Awards granted to a non-employee Director as compensation for services as a non-employee Director during any fiscal year of the Company may not exceed $1,000,000 (the “Director Limit”). The Administrator may make exceptions to the
Director Limit in extraordinary circumstances, as the Administrator may determine in its discretion, provided that the non-
employee Director receiving such additional compensation may not participate in the decision to award such compensation or in other contemporaneous compensation decisions involving non-employee Directors.
ARTICLE V.
STOCK OPTIONS AND STOCK APPRECIATION RIGHTS
5.1      General. The Administrator may grant Options or Stock Appreciation Rights to Service Providers subject to the limitations in the Plan, including any limitations in the Plan that apply to Incentive Stock Options. The Administrator will determine the number of Shares covered by each Option and Stock Appreciation Right, and the conditions and limitations applicable to the exercise of each Option and Stock Appreciation Right. A Stock Appreciation Right will entitle the Participant
(or other person entitled to exercise the Stock Appreciation Right) to receive from the Company upon exercise of the exercisable portion of the Stock Appreciation Right an amount determined by multiplying the excess, if any, of the Fair Market
Value of one Share on the date of exercise over the exercise price per Share of the Stock Appreciation Right by the number of
Shares with respect to which the Stock Appreciation Right is exercised, subject to any limitations of the Plan or that the
Administrator may impose, and which amount shall be payable in cash, Shares valued at Fair Market Value or a combination of the two as the Administrator may determine or provide in the Award Agreement. At all times while the Company is subject to the ASX Listing Rules, the Administrator may not grant Options if to do so would result in there being more Options issued and outstanding than underlying Shares in the Company, except as permitted under the ASX Listing Rules.
5.2      Exercise Price. The Administrator will establish each Option’s and Stock Appreciation Right’s exercise price and specify the exercise price in the Award Agreement. Unless otherwise determined by the Administrator, the exercise price will not be less than 100% of the Fair Market Value on the grant date of the Option (subject to Section 5.6) or Stock
Appreciation Right. Notwithstanding the foregoing, in the case of an Option or a Stock Appreciation Right that is a Substitute
Award, the exercise price per share of the Shares subject to such Option or Stock Appreciation Right, as applicable, may be less than the Fair Market Value per share on the date of grant; provided that the exercise price of any Substitute Award shall be determined in accordance with the applicable requirements of Sections 424 and 409A of the Code.
5.3      Duration. Each Option or Stock Appreciation Right will be exercisable at such times and as specified in the Award Agreement, provided that, subject to Section 5.6, the term of an Option or Stock Appreciation Right will not exceed ten years. Notwithstanding the foregoing and unless determined otherwise by the Company, in the event that on the last business day of the term of an Option or Stock Appreciation Right (other than an Incentive Stock Option) (i) the exercise of the
Option or Stock Appreciation Right is prohibited by Applicable Law, as determined by the Administrator, or (ii) Shares may not be purchased or sold by the applicable Participant due to any Company insider trading policy (including blackout periods)
or a “lock-up” agreement undertaken in connection with an issuance of securities by the Company, the term of the Option or
Stock Appreciation Right shall be extended until the date that is 30 days after the end of the legal prohibition, black-out period or lock-up agreement, as determined by the Company, to the extent permitted under, and subject to any limitations provided under, Applicable Law and provided that such extension would not result in the imposition of taxes or penalties by operation of
Section 409A. Unless otherwise determined by the Administrator in the Award Agreement or by action of the Administrator following the grant of the Option or Stock Appreciation Right, (i) no portion of an Option or Stock Appreciation Right which is unexercisable at a Participant’s Termination of Service shall thereafter become exercisable and (ii) the portion of an Option or
Stock Appreciation Right that is unexercisable at a Participant’s Termination of Service shall automatically expire ninety (90)
days following such Termination of Service. Notwithstanding the foregoing, to the extent permitted under Applicable Laws, if the Participant, prior to the end of the term of an Option or Stock Appreciation Right, in the Company’s reasonable opinion, violates the non-competition, non-solicitation, confidentiality or other similar restrictive covenant provisions of any employment contract, confidentiality and nondisclosure agreement or other agreement between the Participant and the
Company or any of its Subsidiaries, the right of the Participant and the Participant’s transferees to exercise any Option or Stock
Appreciation Right issued to the Participant shall terminate immediately upon such violation, unless the Administrator otherwise determines.
5.4      Exercise. Options and Stock Appreciation Rights may be exercised by delivering to the Company (or its
Agent) a written notice of exercise, in a form the Administrator approves (which may be electronic and provided through the online platform maintained by an Agent), signed or submitted by the person authorized to exercise the Option or Stock
Appreciation Right, together with, as applicable, payment in full (i) as specified in Section 5.5 for the number of Shares for which the Award is exercised and (ii) as specified in Section 9.5 for any applicable taxes. Unless the Administrator otherwise determines, an Option or Stock Appreciation Right may not be exercised for a fraction of a Share.
5.5      Payment Upon Exercise. Subject to Section 10.8, any Company insider trading policy (including blackout periods) and Applicable Laws, the exercise price of an Option must be paid by online payment through the Agent’s electronic platform or by wire transfer of immediately available funds to the Agent (or, in each case, if the Company has no Agent accepting payment, by wire transfer of immediately available funds to the Company) or by:
(a)      cash, wire transfer of immediately available funds or check payable to the order of the Company, provided that the Administrator may limit the use of one of the foregoing payment forms if one or more of the payment forms below is permitted;
(b)      if there is a public market for Shares at the time of exercise, unless the Administrator otherwise determines, (A) delivery (including electronically or telephonically to the extent permitted by the Administrator) of an irrevocable and unconditional undertaking by a broker acceptable to the Administrator to deliver promptly to the Company sufficient funds to pay the exercise price, or (B) the Participant’s delivery to the Company of a copy of irrevocable and unconditional instructions to a broker acceptable to the Administrator to deliver promptly to the Company cash or a check sufficient to pay the exercise price; provided that such amount is paid to the Company at such time as may be required by the
Administrator;
(c)      to the extent permitted by the Administrator, delivery (either by actual delivery or attestation) of
Shares owned by the Participant valued at their Fair Market Value on the delivery date;
(d)      to the extent permitted by the Administrator, surrendering Shares then issuable upon the Option’s exercise valued at their Fair Market Value on the exercise date;
(e)      to the extent permitted by the Administrator, and solely with respect to Options that are not intended to qualify as Incentive Stock Options, electing to receive, without payment of a cash exercise price, the number of
Shares determined in accordance with the formula A = B (C-D) / C. Where: A = the number of Shares to be issued to the
Participant; B = the number of Shares otherwise issuable upon the Options being exercised; C = the Fair Market Value of one
Share determined as of the date of delivery of the exercise notice; and D the Exercise Price. For example, if a Participant intended to exercise 100 Options where each Option had an Exercise Price of $1.00 and gave an entitlement to 1 Share, and the current Fair Market Value of a Share was $1.25, then the formula described above would be applied as follows: A = 100 (1.25 –
1.00) / 1.25. “A” would equal 20, and therefore the Participant, on cashless exercise would be issued 20 Shares.
(f)      to the extent permitted by the Administrator, other than for Participants subject to Section 13(k)
of the Exchange Act with respect to the Company or its Subsidiaries, delivery of a promissory note, in a form determined by or acceptable to the Administrator, or any other property that the Administrator determines is good and valuable consideration; or

(g)      to the extent permitted by the Company, any combination of the above payment forms approved by the Administrator.
5.6      New Issues – Options. While the Company is subject to the ASX Listing Rules, no Participant shall have the right to participate in new issues of Shares to existing holders of Shares (e.g. a “rights offering”) with respect to Shares subject to his or her Option, unless the Participant has exercised the Option and is registered as the holder of the underlying
Shares prior to the record date for the determination of entitlements to participate in the new issue.
5.7      Amendment or Cancellation of Options. While the Company is subject to the ASX Listing Rules: (a)
Under no circumstances may the terms of any outstanding Option be amended or modified so as to have any of the following effects unless the amendment or modification is made to comply with the ASX Listing Rules or unless otherwise permitted by the ASX Listing Rules or by a waiver granted by the ASX:
(i) reducing the exercise price of an Option, (ii) increasing the period for exercise of an Option without the approval of the
Administrator, as provided in Section 9.6, or (iii) increasing the number of Shares received on exercise of an Option. Further, any other amendment or modification to the terms of any Option can only be made with stockholder approval or on the provision of a waiver granted by ASX from the ASX Listing Rules; (b) under no circumstances may any amendment or modification be made to the terms of an Option which has the effect of cancelling the Option unless (i) stockholder approval has been obtained for the cancellation of the Option, or (ii) no consideration is provided to the Participant in connection with the cancellation of the Option, or (iii) the amendment or modification is made to comply with the ASX Listing Rules; and (c)
the per Share exercise price for the Shares to be issued pursuant to the exercise of an Option and/or the number of Shares over which an Option can be exercised may be changed in accordance with ASX Listing Rules.
5.8      Options over Percentages. At all times while the Company is subject to the ASX Listing Rules, no Option can be exercisable over a percentage of the Company’s capital.
5.9      Additional Terms of Incentive Stock Options. The Administrator may grant Incentive Stock Options only to Employees of the Company, any of its present or future parent or subsidiary corporations, as defined in Sections 424(e) or (f)
of the Code, respectively, and any other entities the employees of which are eligible to receive Incentive Stock Options under the Code. If an Incentive Stock Option is granted to a Greater Than 10% Stockholder, the exercise price will not be less than
110% of the Fair Market Value on the Option’s grant date, and the term of the Option will not exceed five years. All Incentive
Stock Options will be subject to and construed consistently with Section 422 of the Code. By accepting an Incentive Stock
Option, the Participant agrees to give prompt notice to the Company of dispositions or other transfers (other than in connection with a Change in Control) of Shares acquired under the Option made within (i) two years from the grant date of the Option or
(ii) one year after the transfer of such Shares to the Participant, specifying the date of the disposition or other transfer and the amount the Participant realized, in cash, other property, assumption of indebtedness or other consideration, in such disposition or other transfer. Neither the Company nor the Administrator will be liable to a Participant, or any other party, if an Incentive
Stock Option fails or ceases to qualify as an “incentive stock option” under Section 422 of the Code. Any Incentive Stock
Option or portion thereof that fails to qualify as an “incentive stock option” under Section 422 of the Code for any reason, including by becoming exercisable with respect to Shares having a fair market value exceeding the $100,000 limitation under
Treasury Regulation Section 1.422-4, will be a Non-Qualified Stock Option.
ARTICLE VI.
RESTRICTED STOCK; RESTRICTED STOCK UNITS
6.1      General. The Administrator may grant Restricted Stock, or the right to purchase Restricted Stock, to any
Service Provider, subject to the Company’s right to repurchase all or part of such Shares at their issue price or other stated or formula price from the Participant (or to require forfeiture of such Shares) if conditions the Administrator specifies in the
Award Agreement are not satisfied before the end of the applicable restriction period or periods that the Administrator establishes for such Award. In addition, the Administrator may grant to Service Providers Restricted Stock Units, which may be subject to vesting and forfeiture conditions during the applicable restriction period or periods that the Administrator establishes for such Award, as set forth in an Award Agreement. The Administrator will determine and set forth in the Award Agreement the terms and conditions for each Restricted Stock and Restricted Stock Unit Award, subject to the conditions and limitations contained in the Plan.
6.2Restricted Stock.
(a)      Rights as Stockholders. Subject to the Company’s right of repurchase as described above, upon issuance of Restricted Stock, the Participant shall have, unless otherwise provided by the Administrator, all of the rights of a stockholder with respect to said Shares, subject to the restrictions in the Plan.

(b)      Dividends. Participants holding Shares of Restricted Stock will be entitled to all ordinary cash dividends paid with respect to such Shares, unless the Administrator provides otherwise in the Award Agreement. In addition, unless the Administrator provides otherwise, if any dividends or distributions are paid in Shares, or consist of a dividend or distribution to holders of Common Stock of property other than an ordinary cash dividend, the Shares or other property will be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid. Notwithstanding anything to the contrary herein, with respect to any award of Restricted Stock, dividends which are paid to holders of Common Stock prior to vesting shall only be paid out to the Participant holding such Restricted Stock to the extent that the vesting conditions are subsequently satisfied. All such dividend payments will be made no later than March 15 of the calendar year following the calendar year in which the right to the dividend payment becomes nonforfeitable.
(c)      Stock Certificates. The Company may require that the Participant deposit in escrow with the
Company (or its designee) any stock certificates issued in respect of Shares of Restricted Stock, together with a stock power endorsed in blank.
6.3Restricted Stock.Units
(a)      Settlement. The Administrator may provide that settlement of Restricted Stock Units will occur upon or as soon as reasonably practicable after the Restricted Stock Units vest or will instead be deferred, on a mandatory basis or at the Participant’s election, in a manner intended to comply with Section 409A. Restricted Stock Units may be settled in cash or in Shares, as determined by the Administrator and set forth in the applicable Award Agreement.
(b)      Stockholder Rights. A Participant will have no rights of a stockholder with respect to Shares subject to any Restricted Stock Unit unless and until the Shares are delivered in settlement of the Restricted Stock Unit.
(c)      Dividend Equivalents. For clarity, Dividend Equivalents with respect to an Award of Restricted
Stock Units shall only be paid out to the Participant to the extent that the vesting conditions applicable to the underlying Award are satisfied. All such Dividend Equivalent payments will be made no later than March 15 of the calendar year following the calendar year in which the right to the Dividend Equivalent payment becomes nonforfeitable in accordance with the foregoing, unless otherwise determined by the Administrator or unless deferred in a manner intended to comply with Section 409A.
ARTICLE VII.
OTHER STOCK OR CASH BASED AWARDS; DIVIDEND EQUIVALENTS
7.1Other Stock or Cash Based Awards. Other Stock or Cash Based Awards may be granted to
Participants,including Awards entitling Participants to receive Shares to be delivered in the future and including annual or other periodic or long-term cash bonus awards (whether based on specified Performance Criteria or otherwise), in each case subject to any conditions and limitations in the Plan. Such Other Stock or Cash Based Awards will also be available as a payment form in the settlement of other Awards, as standalone payments and as payment in lieu of compensation to which a Participant is otherwise entitled. Other Stock or Cash Based Awards may be paid in Shares, cash or other property, or any combination of the foregoing, as the Administrator determines in its sole discretion. Subject to the provisions of the Plan, the Administrator will determine the terms and conditions of each Other Stock or Cash Based Award, including any purchase price, performance goal(s) (which may be based on the Performance Criteria), transfer restrictions, and vesting conditions, which will be set forth in the applicable Award Agreement. In addition, the Company may adopt subplans or programs under the Plan pursuant to which it makes Awards available in a manner consistent with the terms and conditions of the Plan.
7.2Dividend Equivalents. A grant of Restricted Stock Units or Other Stock or Cash Based Award may
provide a Participant with the right to receive Dividend Equivalents, and no dividends or Dividend Equivalents shall be payable with respect to Options or Stock Appreciation Rights. Dividend Equivalents may be paid currently or credited to an account for the Participant, settled in cash or Shares and subject to the same restrictions on transferability and forfeitability as the Award with respect to which the Dividend Equivalents are paid and subject to other terms and conditions as set forth in the Award
Agreement. Notwithstanding anything to the contrary herein, Dividend Equivalents with respect to an Award shall only be paid out to the Participant to the extent that the vesting conditions applicable to the underlying Award are satisfied. All such
Dividend Equivalent payments will be made no later than March 15 of the calendar year following the calendar year in which the right to the Dividend Equivalent payment becomes nonforfeitable in accordance with the foregoing, unless otherwise determined by the Administrator.
ARTICLE VIII.

ADJUSTMENTS FOR CHANGES IN COMMON STOCK AND CERTAIN OTHER EVENTS
8.1      Equity Restructuring. In connection with any Equity Restructuring, notwithstanding anything to the contrary in this Article VIII, the Administrator will equitably adjust each outstanding Award as it deems appropriate to reflect the Equity Restructuring, which may include adjusting the number and type of securities subject to each outstanding Award and/or the Award’s exercise price or grant price (if applicable), granting new Awards to Participants, and/or making a cash payment to Participants. The adjustments provided under this Section 8.1 will be nondiscretionary and final and binding on the affected Participant and the Company; provided that the Administrator will determine whether an adjustment is equitable.
8.2      Corporate Transactions. In the event of any dividend or other distribution (whether in the form of cash,
Common Stock, other securities, or other property), reorganization, merger, consolidation, combination, amalgamation, repurchase, recapitalization, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or sale or exchange of Common Stock or other securities of the Company, Change in Control, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, other similar corporate transaction or event, other unusual or nonrecurring transaction or event affecting the Company or its financial statements or any change in any Applicable Laws or accounting principles, the Administrator, on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event (except that action to give effect to a change in Applicable Law or accounting principles may be made within a reasonable period of time after such change), is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to (x) prevent dilution or enlargement of the benefits or potential benefits intended by the Company to be made available under the Plan or with respect to any Award granted or issued under the Plan,
(y) facilitate such transaction or event or (z) give effect to such changes in Applicable Laws or accounting principles:
(a)      To provide for the cancellation of any such Award in exchange for either an amount of cash or other property with a value equal to the amount that could have been obtained upon the exercise or settlement of the vested portion of such Award or realization of the Participant’s rights under the vested portion of such Award, as applicable; provided that, if the amount that could have been obtained upon the exercise or settlement of the vested portion of such Award or realization of the Participant’s rights, in any case, is equal to or less than zero, then the Award may be terminated without payment;
(b)      To provide that such Award shall vest and, to the extent applicable, be exercisable as to all
Shares covered thereby, notwithstanding anything to the contrary in the Plan or the provisions of such Award;
(c)      To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, or equivalent value thereof in cash, with appropriate adjustments as to the number and kind of shares and/
or applicable exercise or purchase price, in all cases, as determined by the Administrator;
(d)      To make adjustments in the number and type of Shares (or other securities or property) subject to outstanding Awards and/or with respect to which Awards may be granted under the Plan (including, but not limited to, adjustments of the limitations in Article IV on the maximum number and kind of shares which may be issued, including pursuant to any Non-Employee Director Compensation Policy) and/or in the terms and conditions of (including the grant or exercise price or applicable performance goals), and the criteria included in, outstanding Awards. In this respect, where the
ASX Listing Rules apply, the Administrator shall make such adjustments as are necessary and in accordance with the ASX
Listing Rules to the number, class or type securities that are subject to the Award, the exercise price or purchase price of the
Award and such other adjustments as are appropriate in the discretion of the Board and in accordance with the ASX Listing
Rules. Such adjustments may provide for the elimination of fractional securities that may otherwise be subject to Awards without payment;
(e)To replace such Award with other rights or property selected by the Administrator;
and/or
(f)      To provide that the Award will terminate and cannot vest, be exercised or become payable after the applicable event.
8.3      Effect of Non-Assumption in a Change in Control. Notwithstanding the provisions of Section 8.2, if a
Change in Control occurs and a Participant’s Award is not continued, converted, assumed or replaced with a substantially similar award by (a) the Company, or (b) a successor entity or its parent or subsidiary (an “Assumption”), and provided that the
Participant has not had a Termination of Service, then, immediately prior to the Change in Control, such Award shall become fully vested, exercisable and/or payable, as applicable, and all forfeiture, repurchase and other restrictions on such Award shall lapse, in which case, such Award shall be canceled upon the consummation of the Change in Control in exchange for the right to receive the Change in Control consideration payable to other holders of Common Stock (i) which may be on such terms and conditions as apply generally to holders of Common Stock under the Change in Control documents (including, without limitation, any escrow, earn-out or other deferred consideration provisions) or such other terms and conditions as the
Administrator may provide, and (ii) determined by reference to the number of Shares subject to such Award and net of any applicable exercise price; provided that to the extent that any Award constitutes “nonqualified deferred compensation” that may not be paid upon the Change in Control under Section 409A (to the extent applicable to such Award) without the imposition of taxes thereon under Section 409A (including payments as a result of any termination of “nonqualified deferred compensation”
Awards permitted under Section 409A in connection with a Change in Control), the timing of such payments shall be governed by the applicable Award Agreement (subject to any deferred consideration provisions applicable under the Change in Control documents); and provided, further, that if the amount to which the Participant would be entitled upon the settlement or exercise of such Award at the time of the Change in Control is equal to or less than zero, then such Award may be terminated without payment. The Administrator shall determine whether an Assumption of an Award has occurred in connection with a Change in
Control.
8.4      Administrative Stand Still. In the event of any pending stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other extraordinary transaction or change affecting the Shares or the share price of Common Stock, including any Equity Restructuring or any securities offering or other similar transaction, for administrative convenience, the
Administrator may refuse to permit the exercise of any Award for up to 60 days before or after such transaction.
8.5      General. Except as expressly provided in the Plan or the Administrator’s action under the Plan, no
Participant will have any rights due to any subdivision or consolidation of Shares of any class, dividend payment, increase or decrease in the number of Shares of any class or dissolution, liquidation, merger, or consolidation of the Company or other corporation. Except as expressly provided with respect to an Equity Restructuring under Section 8.1 or the Administrator’s action under the Plan, no issuance by the Company of Shares of any class, or securities convertible into Shares of any class, will affect, and no adjustment will be made regarding, the number of Shares subject to an Award or the Award’s grant or exercise price. The existence of the Plan, any Award Agreements and the Awards granted hereunder will not affect or restrict in any way the Company’s right or power to make or authorize (i) any adjustment, recapitalization, reorganization or other change in the
Company’s capital structure or its business, (ii) any merger, consolidation dissolution or liquidation of the Company or sale of
Company assets or (iii) any sale or issuance of securities, including securities with rights superior to those of the Shares or securities convertible into or exchangeable for Shares. The Administrator may treat Participants and Awards (or portions thereof) differently under this Article VIII.
ARTICLE IX.
GENERAL PROVISIONS APPLICABLE TO AWARDS
9.1      Transferability. Except as the Administrator may determine or provide in an Award Agreement or otherwise for Awards other than Incentive Stock Options, Awards may not be sold, assigned, transferred, pledged or otherwise encumbered, either voluntarily or by operation of law, except for certain beneficiary designations, by will or the laws of descent and distribution, or, subject to the Administrator’s consent, pursuant to a domestic relations order, and, during the life of the
Participant, Options and Stock Appreciation Rights will be exercisable only by the Participant. Any permitted transfer of an
Award hereunder shall be without consideration, except as required by Applicable Law, and such Award transferred to a permitted transferee shall continue to be subject to all the terms and conditions of the Award as applicable to the original
Participant and the Participant or transferor and the receiving permitted transferee shall execute any and all documents requested by the Administrator. References to a Participant, to the extent relevant in the context, will include references to a
Participant’s authorized transferee that the Administrator specifically approves.
9.2      Documentation. Each Award will be evidenced in an Award Agreement, which may be written or electronic, as the Administrator determines. The Award Agreement will contain the terms and conditions applicable to an
Award. Each Award may contain terms and conditions in addition to those set forth in the Plan.
9.3      Discretion. Except as the Plan otherwise provides, each Award may be made alone or in addition or in relation to any other Award. The terms of each Award to a Participant need not be identical, and the Administrator need not treat Participants or Awards (or portions thereof) uniformly.
9.4      Termination of Status. The Administrator will determine how a Participant’s Disability, death, retirement, an authorized or unauthorized leave of absence or any other change or purported change in a Participant’s Service Provider status affects an Award (including whether and when a Termination of Service has occurred) and the extent to which, and the period during which the Participant, the Participant’s legal representative, conservator, guardian or Designated Beneficiary may exercise rights under the Award, if applicable.
9.5      Withholding. Each Participant must pay the Company, or make provision satisfactory to the
Administrator for payment of, any taxes required by Applicable Law to be withheld in connection with such Participant’s

Awards by the date of the event creating the tax liability. The Company or one of its Subsidiaries may deduct an amount sufficient to satisfy such tax obligations based on the applicable statutory withholding rates (or such other rate as may be determined by the Administrator after considering any accounting consequences or costs) from any payment of any kind otherwise due to a Participant. Subject to Section 10.8 and any Company insider trading policy (including blackout periods),
Participants may satisfy such tax obligations through the Agent’s electronic platform or by wire transfer of immediately available funds to the Agent (or, in each case, if the Company has no Agent accepting payment, by wire transfer of immediately available funds to the Company) or (i) in cash, by wire transfer of immediately available funds, by check made payable to the order of the Company, provided that the Company may limit the use of the foregoing payment forms if one or more of the payment forms below is permitted, (ii) to the extent permitted by the Administrator, in whole or in part by delivery of Shares, including Shares delivered by attestation and Shares retained from the Award creating the tax obligation, valued at their Fair
Market Value on the date of delivery, (iii) if there is a public market for Shares at the time the tax obligations are satisfied, unless the Administrator otherwise determines, (A) delivery (including electronically or telephonically to the extent permitted by the Administrator) of an irrevocable and unconditional undertaking by a broker acceptable to the Administrator to deliver promptly to the Company sufficient funds to satisfy the tax obligations, or (B) delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a broker acceptable to the Administrator to deliver promptly to the
Company cash or a check sufficient to satisfy the tax withholding; provided that such amount is paid to the Company at such time as may be required by the Administrator, or (iv) to the extent permitted by the Company, any combination of the foregoing payment forms approved by the Administrator. Notwithstanding any other provision of the Plan, the number of Shares which may be so delivered or retained pursuant to clause (ii) of the immediately preceding sentence shall be limited to the number of
Shares which have a Fair Market Value on the date of delivery or retention no greater than the aggregate amount of such liabilities based on the maximum individual statutory tax rate in the applicable jurisdiction at the time of such withholding (or such other rate as may be required to avoid the liability classification of the applicable award under generally accepted accounting principles in the United States of America), and for clarity, may be less than such maximum individual statutory tax rate if so determined by the Administrator. If any tax withholding obligation will be satisfied under clause (ii) above by the
Company’s retention of Shares from the Award creating the tax obligation and there is a public market for Shares at the time the tax obligation is satisfied, the Company may elect to instruct any brokerage firm determined acceptable to the Company for such purpose to sell on the applicable Participant’s behalf some or all of the Shares retained and to remit the proceeds of the sale to the Company or its designee, and each Participant’s acceptance of an Award under the Plan will constitute the
Participant’s authorization to the Company and instruction and authorization to such brokerage firm to complete the transactions described in this sentence.
9.6      Amendment of Award; Repricing. The Administrator may amend, modify or terminate any outstanding
Award, including by substituting another Award of the same or a different type, changing the exercise or settlement date, and converting an Incentive Stock Option to a Non-Qualified Stock Option; provided that only the Board may and shall retain the exclusive power to increase the period for exercise of an Option beyond the time period(s) specified in the applicable Award
Agreement (and in no event may the Board extend such period beyond the original 10-year term applicable to such Option).
The Participant’s consent to such action will be required unless (i) the action, taking into account any related action, does not materially and adversely affect the Participant’s rights under the Award, or (ii) the change is permitted under Article VIII or pursuant to Section 10.6. Notwithstanding the foregoing or anything in the Plan to the contrary, the Administrator may not, without the approval of the stockholders of the Company, (i) reduce the exercise price per share of outstanding Options or
Stock Appreciation Rights or (ii) cancel outstanding Options or Stock Appreciation Rights in exchange for cash, other Awards or Options or Stock Appreciation Rights with an exercise price per share that is less than the exercise price per share of the original Options or Stock Appreciation Rights.
9.7Conditions on Delivery of Stock. The Company will not be obligated to deliver any Shares under the
Plan or remove restrictions from Shares previously delivered under the Plan until (i) all Award conditions have been met or removed to the Company’s satisfaction, (ii) as determined by the Company, all other legal matters regarding the issuance and delivery of such Shares have been satisfied, including any applicable securities laws and stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the
Administrator deems necessary or appropriate to satisfy any Applicable Laws. The Company’s inability to obtain authority from any regulatory body having jurisdiction, which the Administrator determines is necessary to the lawful issuance and sale of any securities, will relieve the Company of any liability for failing to issue or sell such Shares as to which such requisite authority has not been obtained.
9.8Acceleration. The Administrator may at any time provide that any Award will become immediately vested and fully or partially exercisable, free of some or all restrictions or conditions, or otherwise fully or partially realizable.
9.9Cash Settlement. Without limiting the generality of any other provision of the Plan, the Administrator may provide, in an Award Agreement or subsequent to the grant of an Award, in its discretion, that any Award may be settled in cash, Shares or a combination thereof.

9.10Broker-Assisted Sales. In the event of a broker-assisted sale of Shares in connection with the payment of amounts owed by a Participant under or with respect to the Plan or Awards, including amounts to be paid under the final sentence of Section 9.5: (i) any Shares to be sold through the broker-assisted sale will be sold on the day the payment first becomes due, or as soon thereafter as practicable; (ii) such Shares may be sold as part of a block trade with other Participants in the Plan in which all participants receive an average price; (iii) the applicable Participant will be responsible for all broker’s fees and other costs of sale, and by accepting an Award, each Participant agrees to indemnify and hold the Company and its
Subsidiaries harmless from any losses, costs, damages, or expenses relating to any such sale; (iv) to the extent the Company, its
Subsidiaries or their designee receives proceeds of such sale that exceed the amount owed, the Company or its Subsidiary will pay such excess in cash to the applicable Participant as soon as reasonably practicable; (v) the Company, its Subsidiaries and their designees are under no obligation to arrange for such sale at any particular price; and (vi) in the event the proceeds of such sale are insufficient to satisfy the Participant’s applicable obligation, the Participant may be required to pay immediately upon demand to the Company, its Subsidiaries or their designee an amount in cash sufficient to satisfy any remaining portion of the
Participant’s obligation.
ARTICLE X.
MISCELLANEOUS
10.1No Right to Employment or Other Status. No person will have any claim or right to be granted an
Award, and the grant of an Award will not be construed as giving a Participant the right to continued employment or any other relationship with the Company or any of its Subsidiaries. The Company and its Subsidiaries expressly reserve the right at any time to dismiss or otherwise terminate their respective relationships with a Participant free from any liability or claim under the
Plan or any Award, except as expressly provided in an Award Agreement or in the Plan.
10.2No Rights as Stockholder; Certificates. Subject to the Award Agreement, no Participant or Designated
Beneficiary will have any rights as a stockholder with respect to any Shares to be distributed under an Award until becoming the record holder of such Shares. Notwithstanding any other provision of the Plan, unless the Administrator otherwise determines or Applicable Laws require, the Company will not be required to deliver to any Participant certificates evidencing
Shares issued in connection with any Award and instead such Shares may be recorded in the books of the Company (or, as applicable, its transfer agent or stock plan administrator). The Company may place legends on stock certificates issued under the Plan that the Administrator deems necessary or appropriate to comply with Applicable Laws.
10.3      Effective Date and Term of Plan. Unless earlier terminated by the Board, the Plan will become effective on the day prior to the Public Trading Date (the “Effective Date”) and will remain in effect until the tenth anniversary of the earlier of (i) the date the Board adopted the Plan or (ii) the date the Company’s stockholders approved the Plan, but Awards previously granted may extend beyond that date in accordance with the Plan. Notwithstanding anything to the contrary in the
Plan, an Incentive Stock Option may not be granted under the Plan after 10 years from the earlier of (i) the date the Board adopted the Plan or (ii) the date the Company’s stockholders approved the Plan, but Awards previously granted may extend beyond that date in accordance with the Plan. If the Plan is not approved by the Company’s stockholders, the Plan will not become effective, no Awards will be granted under the Plan will continue in full force and effect in accordance with its terms.
10.4      Amendment of Plan. The Board may amend, suspend or terminate the Plan at any time; provided that no amendment, other than (i) as permitted by the applicable Award Agreement, (ii) as provided under Section 10.6 and 10.15, or
(iii) an amendment to increase the Overall Share Limit, may materially and adversely affect any Award outstanding at the time of such amendment without the affected Participant’s consent. No Awards may be granted under the Plan during any suspension period or after the Plan’s termination. Awards outstanding at the time of any Plan suspension or termination will continue to be governed by the Plan and the Award Agreement, as in effect before such suspension or termination. The Board will obtain stockholder approval of any Plan amendment to the extent necessary to comply with Applicable Laws.
10.5      Provisions for Foreign Participants. The Administrator may modify Awards granted to Participants who are foreign nationals or employed outside the United States or establish subplans or procedures under the Plan to address differences in laws, rules, regulations or customs of such foreign jurisdictions with respect to tax, securities, currency, employee benefit or other matters; provided, however, that no such subplans and/or modifications shall increase the Overall Share Limit or the Director Limit.
10.6Section 409A.
(a)      General. To the extent that the Administrator determines that any Award granted under the Plan is subject to Section 409A, the Award Agreement evidencing such Award shall incorporate the terms and conditions required by Section 409A. To the extent applicable, the Plan and the Award Agreements shall be interpreted in accordance with Section
409A, such that no adverse tax consequences, interest, or penalties under Section 409A apply. Notwithstanding anything in the
Plan or any Award Agreement to the contrary, the Administrator may, without a Participant’s consent, amend this Plan or

Awards, adopt policies and procedures, or take any other actions (including amendments, policies, procedures and retroactive actions) as are necessary or appropriate to preserve the intended tax treatment of Awards, including any such actions intended to (A) exempt this Plan or any Award from Section 409A, or (B) comply with Section 409A, including regulations, guidance, compliance programs and other interpretative authority that may be issued after an Award’s grant date. The Company makes no representations or warranties as to an Award’s tax treatment under Section 409A or otherwise. The Company will have no obligation under this Section 10.6 or otherwise to avoid the taxes, penalties or interest under Section 409A with respect to any
Award and will have no liability to any Participant or any other person if any Award, compensation or other benefits under the
Plan are determined to constitute noncompliant “nonqualified deferred compensation” subject to taxes, penalties or interest under Section 409A. Notwithstanding any contrary provision of the Plan or any Award Agreement, any payment of
“nonqualified deferred compensation” under the Plan that may be made in installments shall be treated as a right to receive a series of separate and distinct payments.
(b)        Separation from Service. If an Award is subject to and constitutes “nonqualified deferred compensation” under Section 409A, any payment or settlement of such Award upon a termination of a Participant’s Service
Provider relationship will, to the extent necessary to avoid taxes under Section 409A, be made only upon the Participant’s
“separation from service” (within the meaning of Section 409A), whether such “separation from service” occurs upon or after the termination of the Participant’s Service Provider relationship. For purposes of this Plan or any Award Agreement relating to any such payments or benefits, references to a “termination,” “termination of employment” or like terms means a “separation from service.”
(c)        Payments to Specified Employees. Notwithstanding any contrary provision in the Plan or any
Award Agreement, any payment(s) of “nonqualified deferred compensation” required to be made under an Award subject to
Section 409A to a “specified employee” (as defined under Section 409A and as the Administrator determines) due to his or her
“separation from service” will, to the extent necessary to avoid taxes under Section 409A(a)(2)(B)(i) of the Code, be delayed for the six-month period immediately following such “separation from service” (or, if earlier, until the specified employee’s death) and will instead be paid (as set forth in the Award Agreement) on the day immediately following such six-month period or as soon as administratively practicable thereafter (without interest). Any payments of “nonqualified deferred compensation”
under such Award payable more than six months following the Participant’s “separation from service” will be paid at the time or times the payments are otherwise scheduled to be made.
10.7Limitations on Liability. Notwithstanding any other provisions of the Plan, no individual acting as a director, officer, other employee or agent of the Company or any Subsidiary will be liable to any Participant, former Participant, spouse, beneficiary, or any other person for any claim, loss, liability, or expense incurred in connection with the Plan or any
Award, and such individual will not be personally liable with respect to the Plan because of any contract or other instrument executed in his, her or its capacity as an Administrator, director, officer, other employee or agent of the Company or any
Subsidiary. The Company will indemnify and hold harmless each director, officer, other employee and agent of the Company or any Subsidiary that has been or will be granted or delegated any duty or power relating to the Plan’s administration or interpretation, against any cost or expense (including attorneys’ fees) or liability (including any sum paid in settlement of a claim with the Administrator’s approval) arising from any act or omission concerning this Plan unless arising from such person’s own fraud or bad faith.
10.8Lock-Up Period. The Company may, at the request of any underwriter representative or otherwise, in connection with registering the offering of any Company securities under the Securities Act, prohibit Participants from, directly or indirectly, selling or otherwise transferring any Shares or other Company securities during a period of up to 180 days following the effective date of a Company registration statement filed under the Securities Act, or such longer period as determined by the underwriter.
10.9      Compliance with ASX Listing Rules. Notwithstanding any other provision in this Plan, while the
Company is listed on the ASX, the rights of a person holding Options and the terms of any such Options (and, to the extent required by the ASX Listing Rules, the rights of a recipient of other Awards and the terms of any other Awards) must be amended by the Company to the extent necessary to comply with the ASX Listing Rules applying to a reorganization of capital at the time of the reorganization, and each Option holder and recipient of any other Award by participating in this Plan is deemed to have consented to any such amendments. To the extent that the terms of the relevant Option or other Award do not permit the Option or Award to be treated in accordance with the ASX Listing Rules, the terms of that Option or Award must be amended so that the Option or other Award can be treated in accordance with the ASX Listing Rules.
10.10    Compliance. No Option or Stock Appreciation Right shall be exercisable, no Restricted Stock, Restricted
Stock Unit, Dividend Equivalent Right or any other Award shall be granted or settled, no Award shall be amended in any way, no Shares shall be issued, no certificates for Shares shall be delivered and no payment shall be made under this Plan except in compliance with all applicable federal and state laws and regulations (including, without limitation, withholding tax requirements), any listing agreement to which the Company is a party and the rules of all stock exchanges on which the

Company’s securities may be listed (including, while the Company’s securities are listed on the ASX, the ASX Listing Rules).
The Company shall have the right to rely on an opinion of its counsel as to such compliance. Any stock certificate evidencing
Shares issued pursuant to an Award may bear such legends and statements as the Administrator may deem advisable to assure compliance with federal and state laws and regulations and to reflect any other restrictions applicable to such Shares as the
Committee otherwise deems appropriate. No Option or Stock Appreciation Right shall be exercisable, no Restricted Stock,
Restricted Stock Unit, Dividend Equivalent Right or any other Award shall be granted or settled, no Award shall be amended in any way, no Shares shall be issued, no certificate for Shares shall be delivered and no payment shall be made under this Plan until the Company has obtained such consent, waiver or approval as the Administrator may deem advisable from regulatory bodies having jurisdiction over such matters (including, while the Company’s securities are listed on the ASX, any consent, waiver or approvals required under the ASX Listing Rules).
10.11Listing Rules. While the Company’s securities are listed for trading on any securities exchange or market (including, without limitation, ASX), the Company and the Administrator must not make any amendments to this Plan or any Award or issue any Awards or take any other action unless such action complies with the relevant listing rules of such securities exchange.
10.12Data Privacy. As a condition for receiving any Award, each Participant explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of personal data as described in this section by and among the Company and its Subsidiaries and affiliates exclusively for implementing, administering and managing the
Participant’s participation in the Plan. The Company and its Subsidiaries and affiliates may hold certain personal information about a Participant, including the Participant’s name, address and telephone number; birthdate; social security number, insurance number or other identification number; salary; nationality; job title(s); any Shares held in the Company or its
Subsidiaries and affiliates; and Award details, to implement, manage and administer the Plan and Awards (the “Data”). The
Company and its Subsidiaries and affiliates may transfer the Data amongst themselves as necessary to implement, administer and manage a Participant’s participation in the Plan, and the Company and its Subsidiaries and affiliates may transfer the Data to third parties assisting the Company with Plan implementation, administration and management. These recipients may be located in the Participant’s country, or elsewhere, and the Participant’s country may have different data privacy laws and protections than the recipients’ country. By accepting an Award, each Participant authorizes such recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, to implement, administer and manage the Participant’s participation in the Plan, including any required Data transfer to a broker or other third party with whom the Company or the
Participant may elect to deposit any Shares. The Data related to a Participant will be held only as long as necessary to implement, administer, and manage the Participant’s participation in the Plan. A Participant may, at any time, view the Data that the Company and its Subsidiaries hold regarding such Participant, request additional information about the storage and processing of the Data regarding such Participant, recommend any necessary corrections to the Data regarding the Participant or refuse or withdraw the consents provided for in this Section 10.9 in writing, without cost, by contacting the local human resources representative. If the Participant refuses or withdraws the consents provided for in this Section 10.9, the Company may cancel Participant’s ability to participate in the Plan and, in the Administrator’s discretion, the Participant may forfeit any outstanding Awards. For more information on the consequences of refusing or withdrawing consent, Participants may contact their local human resources representative.
10.13    Severability. If any portion of the Plan or any action taken under it is held illegal or invalid for any reason, the illegality or invalidity will not affect the remaining parts of the Plan, and the Plan will be construed and enforced as if the illegal or invalid provisions had been excluded, and the illegal or invalid action will be null and void.
10.14    Governing Documents. If any contradiction occurs between the Plan and any Award Agreement or other written agreement between a Participant and the Company (or any Subsidiary) that the Administrator has approved, the Plan will govern, unless it is expressly specified in such Award Agreement or other written document that the specific provision of the Plan will not apply. For clarity, the foregoing sentence shall not limit the applicability of any additive language contained in an Award Agreement or other written agreement which provides supplemental or additional terms not inconsistent with the
Plan.
10.15    Governing Law. The Plan and all Awards will be governed by and interpreted in accordance with the laws of the State of Delaware, disregarding any state’s choice-of-law principles requiring the application of a jurisdiction’s laws other than the State of Delaware.
10.16    Claw-back Provisions. All Awards (including, without limitation, any proceeds, gains or other economic benefit actually or constructively received by a Participant upon any receipt or exercise of any Award or upon the receipt or resale of any Shares underlying the Award) shall be subject to the provisions of any claw-back policy implemented by the
Company, including, without limitation, any claw-back policy adopted to comply with Applicable Laws (including the Dodd-
Frank Wall Street Reform and Consumer Protection Act and any rules or regulations promulgated thereunder) as and to the extent set forth in such claw-back policy or the Award Agreement.

10.17    Titles and Headings. The titles and headings in the Plan are for convenience of reference only and, if any conflict, the Plan’s text, rather than such titles or headings, will control.
10.18    Conformity to Securities Laws. Participant acknowledges that the Plan is intended to conform to the extent necessary with Applicable Laws. Notwithstanding anything herein to the contrary, the Plan and all Awards will be administered only in conformance with Applicable Laws. To the extent Applicable Laws permit, the Plan and all Award
Agreements will be deemed amended as necessary to conform to Applicable Laws.
10.19    Unfunded Status of Awards. The Plan is intended to be an “unfunded” plan for incentive compensation.
With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award
Agreement shall give the Participant any rights that are greater than those of a general creditor of the Company or any
Subsidiary.
10.20    Relationship to Other Benefits. No payment under the Plan will be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Subsidiary except as expressly provided in writing in such other plan or an agreement thereunder.
ARTICLE XI.
DEFINITIONS
As used in the Plan, the following words and phrases will have the following meanings:
11.1“Administrator” means the Board or a Committee to the extent that the Board’s powers or authority under the Plan have been delegated to such Committee. Notwithstanding anything herein to the contrary, the Board shall conduct the general administration of the Plan with respect to Awards granted to non-employee Directors and, with respect to such Awards, the term “Administrator” as used in the Plan shall mean and to refer to the Board.
11.2“Agent” means the brokerage firm, bank or other financial institution, entity or person(s), if any, engaged, retained, appointed or authorized to act as the agent of the Company or a Participant with regard to the Plan.
11.3“Applicable Laws” means the requirements relating to the administration of equity incentive plans under
U.S. federal and state securities, tax and other applicable laws, rules and regulations, the applicable rules of any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws and rules of any foreign country or other jurisdiction where Awards are granted.
11.4“ASX” means ASX Limited ABN 98 008 624 691, or the securities market which it operates, as the context requires.
11.5“ASX Listing Rules” means the official listing rules of the ASX.
11.6“Award” means, individually or collectively, a grant under the Plan of Options, Stock Appreciation
Rights, Restricted Stock, Restricted Stock Units, Dividend Equivalents, or Other Stock or Cash Based Awards.
11.7“Award Agreement” means a written agreement evidencing an Award, which may be electronic, that contains such terms and conditions as the Administrator determines, consistent with and subject to the terms and conditions of the Plan.
11.8“Board” means the Board of Directors of the Company.
11.9“Cause” with respect to a Participant, “Cause” (or any term of similar effect) as defined in such
Participant’s employment or service agreement with the Company or an affiliate thereof if such an agreement exists and contains a definition of Cause (or term of similar effect), or, if no such agreement exists or such agreement does not contain a definition of Cause (or term of similar effect), then “Cause” shall mean one or more of the following: (A) repeated or willful failure to perform Participant’s duties or gross negligence or willful misconduct in the performance of a Participant’s duties; (B)
use of illegal drugs by Participant; (C) commission of a felony, a crime of moral turpitude or a misdemeanor involving fraud or dishonesty; (D) the perpetration of any act of fraud or material dishonesty against or affecting the Company, any of its affiliates, or any customer, agent or employee thereof; (E) material breach of fiduciary duty or material breach or violation of any agreement between a Participant and the Company or any of its affiliates or any material policy of the Company or an affiliate after written notice of such breach or violation has been given to Participant and, to the event such breach or violation is curable, within 30 days to cure such breach; (F) repeated insolent or abusive conduct in the workplace, including but not limited to, harassment of others of a racial or sexual nature after notice of such behavior; (G) taking any action which is intended to harm or disparage the Company or its affiliates, or their reputations, or which would reasonably be expected to lead to unwanted or unfavorable publicity to the Company or its affiliates; (H) engaging in any act of material self-dealing without prior notice to and consent by the Board; or (I) if applicable, the Participant has become disqualified from managing corporations in accordance with Part 2D.6 of the Australian Corporations Act 2001 (Cth) or has committed any act that may result in the Participant being banned from managing a corporation under the Australian Corporations Act 2001 (Cth).
11.10“Change in Control” means and includes each of the following:
(a)      A transaction or series of transactions (other than an offering of Common Stock to the general public through a registration statement filed with the Securities and Exchange Commission or a transaction or series of transactions that meets the requirements of clauses (i) and (ii) of subsection (c) below) whereby any “person” or related “group”
of “persons” (as such terms are used in Sections 13(d) and 14(d)(2) of the Exchange Act) (other than the Company, any of its
Subsidiaries, an employee benefit plan maintained by the Company or any of its Subsidiaries or a “person” that, prior to such transaction, directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the
Company possessing more than [50]% of the total combined voting power of the Company’s securities outstanding immediately after such acquisition; or
(b)During any period of 24 consecutive months, individuals who, at the beginning of such period, constitute the Board together with any new Director(s) (other than a Director designated by a person who shall have entered into an agreement with the Company to effect a transaction described in subsections (a) or (c)) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least two-thirds of the Directors then still in office who either were Directors at the beginning of the 24 month period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or
(c)The consummation by the Company (whether directly involving the Company or indirectly involving the Company through one or more intermediaries) of (x) a merger, consolidation, reorganization, or business combination or (y) a sale or other disposition of all or substantially all of the Company’s assets in any single transaction or series of related transactions or (z) the acquisition of assets or stock of another entity, in each case other than a transaction: (i)
which results in the Company’s voting securities outstanding immediately before the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the Company or the person that, as a result of the transaction, controls, directly or indirectly, the Company or owns, directly or indirectly, all or substantially all of the
Company’s assets or otherwise succeeds to the business of the Company (the Company or such person, the “Successor
Entity”)) directly or indirectly, at least a majority of the combined voting power of the Successor Entity’s outstanding voting securities immediately after the transaction, and  (ii) after which no person or group beneficially owns voting securities representing 50% or more of the combined voting power of the Successor Entity; provided, however, that no person or group shall be treated for purposes of this clause (ii) as beneficially owning 50% or more of the combined voting power of the
Successor Entity solely as a result of the voting power held in the Company prior to the consummation of the transaction.
Notwithstanding the foregoing, if a Change in Control constitutes a payment event with respect to any Award (or portion of any Award) that provides for the deferral of compensation that is subject to Section 409A, to the extent required to avoid the imposition of additional taxes under Section 409A, the transaction or event described in subsection (a), (b) or (c) with respect to such Award (or portion thereof) shall only constitute a Change in Control for purposes of the payment timing of such
Award if such transaction also constitutes a “change in control event,” as defined in Treasury Regulation Section
1.409A-3(i)(5).
The Administrator shall have full and final authority, which shall be exercised in its discretion, to determine conclusively whether a Change in Control has occurred pursuant to the above definition, the date of the occurrence of such
Change in Control and any incidental matters relating thereto; provided that any exercise of authority in conjunction with a determination of whether a Change in Control is a “change in control event” as defined in Treasury Regulation Section
1.409A-3(i)(5) shall be consistent with such regulation.
11.11“Code” means the Internal Revenue Code of 1986, as amended, and the regulations issued thereunder.
11.12 “Committee” means one or more committees or subcommittees of the Board, which may include one or more Company directors or executive officers, to the extent Applicable Laws permit. To the extent required to comply with the provisions of Rule 16b-3, it is intended that each member of the Committee will be, at the time the Committee takes any action with respect to an Award that is subject to Rule 16b-3, a “non-employee director” within the meaning of Rule 16b-3; however, a Committee member’s failure to qualify as a “non-employee director” within the meaning of Rule 16b-3 will not invalidate any
Award granted by the Committee that is otherwise validly granted under the Plan.

11.13“Common Stock” means the common stock of the Company.
11.14“Company” means Tamboran Resources Corporation, a Delaware corporation, or any successor.
11.15“Consultant” means any consultant or advisor engaged by the Company or any of its Subsidiaries to render services to such entity that qualifies as a consultant or advisor under the applicable rules of Form S-8 Registration
Statements.
11.16“Corporations Act” means the Corporations Act 2001 (Cth).
11.17“Designated Beneficiary” means the beneficiary or beneficiaries the Participant designates, in a manner the Administrator determines, to receive amounts due or exercise the Participant’s rights if the Participant dies or becomes incapacitated. Without a Participant’s effective designation, “Designated Beneficiary” will mean the Participant’s estate.
11.18“Director” means a Board member.
11.19“Disability” means that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than twelve months.
11.20“Dividend Equivalents” means a right granted to a Participant under the Plan to receive the equivalent value (in cash or Shares) of dividends paid on Shares.
11.21“Employee” means any employee of the Company or its Subsidiaries.
11.22“Equity Restructuring” means, as determined by the Administrator, a non-reciprocal transaction between the Company and its stockholders, such as a stock dividend, stock split, spin-off or recapitalization through a large, nonrecurring cash dividend, or other large, nonrecurring cash dividend, that affects the number or kind of Shares (or other securities of the Company) or the share price of Common Stock (or other securities of the Company) and causes a change in the per share value of the Common Stock underlying outstanding Awards.
11.23“Exchange Act” means the Securities Exchange Act of 1934, as amended.
11.24“Fair Market Value” means, as of any date, the value of a Share determined as follows:
(a) if the Common Stock is listed on any established stock exchange, its Fair Market Value will be the closing sales price for such Common Stock as quoted on such exchange for such date, or if no sale occurred on such date, the last day preceding such date during which a sale occurred, as reported in The Wall Street Journal or another source the Administrator deems reliable; (b) if the Common Stock is not traded on a stock exchange but is quoted on a national market or other quotation system, the closing sales price on such date, or if no sales occurred on such date, then on the last date preceding such date during which a sale occurred, as reported in The Wall Street Journal or another source the Administrator deems reliable; or (c)
without an established market for the Common Stock, the Administrator will determine the Fair Market Value in its discretion.
Notwithstanding the foregoing, with respect to any Award granted on the pricing date of the Company’s initial public offering, the Fair Market Value shall mean the initial public offering price of a Share as set forth in the Company’s final prospectus relating to its initial public offering filed with the Securities and Exchange Commission.
11.25“Greater Than 10% Stockholder” means an individual then owning (within the meaning of Section
424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or its parent or subsidiary corporation, as defined in Section 424(e) and (f) of the Code, respectively.
11.26“Incentive Stock Option” means an Option intended to qualify as an “incentive stock option” as defined in Section 422 of the Code.
11.27“Non-Qualified Stock Option” means an Option, or portion thereof, not intended or not qualifying as an
Incentive Stock Option.
11.28“Option” means an option to purchase Shares, which will either be an Incentive Stock Option or a Non-
Qualified Stock Option.

11.29“Other Stock or Cash Based Awards” means cash awards, awards of Shares, and other awards valued wholly or partially by referring to, or are otherwise based on, Shares or other property awarded to a Participant under Article
VII.
11.30“Overall Share Limit” means the sum of (a) 1,600,000 Shares; and (b) an annual increase on the first day of each calendar year beginning January 1, 2025 and ending on and including January 1, 2031, equal to the lesser of (i) 4%
of the aggregate number of Shares outstanding on the final day of the immediately preceding calendar year and (ii) such smaller number of Shares as is determined by the Board.
11.31“Participant” means a Service Provider who has been granted an Award.
11.32“Performance Criteria” means the criteria (and adjustments) that the Administrator may select for an
Award to establish performance goals for a performance period, which may include (but is not limited to) the following: net earnings or losses (either before or after one or more of interest, taxes, depreciation, amortization, and non-cash equity-based compensation expense); gross or net sales or revenue or sales or revenue growth; net income (either before or after taxes) or adjusted net income; profits (including but not limited to gross profits, net profits, profit growth, net operation profit or economic profit), profit return ratios or operating margin; operating efficiency; budget or operating earnings (either before or after taxes or before or after allocation of corporate overhead and bonus); cash flow (including operating cash flow and free cash flow or cash flow return on capital); return on assets; return on capital or invested capital; cost of capital; return on stockholders’ equity; total stockholder return; return on sales; costs, reductions in costs and cost control measures; expenses;
working capital; earnings or loss per share; adjusted earnings or loss per share; price per share or dividends per share (or appreciation in or maintenance of such price or dividends); regulatory achievements or compliance; implementation, completion or attainment of objectives relating to research, development, regulatory, commercial, or strategic milestones or developments; market share; economic value or economic value added models; division, group or corporate financial goals;
customer satisfaction/growth; customer service; employee satisfaction; recruitment and maintenance of personnel; human resources management; supervision of litigation and other legal matters; strategic partnerships, collaborations and transactions;
financial ratios (including those measuring liquidity, activity, profitability or leverage); debt levels or reductions; sales-related goals; financing and other capital raising transactions; cash on hand; acquisition, licensing or divestiture activity; investment sourcing activity; environmental, social and governance initiatives; and marketing initiatives, any of which may be measured in absolute terms or as compared to any incremental increase or decrease. Such performance goals also may be (a) based solely by reference to the Company’s performance or the performance of a Subsidiary, division, business segment or business unit of the
Company or a Subsidiary, (b) based upon performance relative to performance of other companies or upon comparisons of any of the indicators of performance relative to performance of other companies, (c) based on GAAP or non-GAAP metrics, and/or
(d) adjusted to reflect the impact of unusual or non-recurring transactions, extraordinary events or otherwise determined by the
Administrator.
11.33“Plan” means this 2024 Incentive Award Plan, as amended and/or restated from time to time.
11.34“Public Trading Date” means the first date upon which the Common Stock is listed (or approved for listing) upon notice of issuance on any securities exchange or designated (or approved for designation) upon notice of issuance as a national market security on an interdealer quotation system.
11.35“Restricted Stock” means Shares awarded to a Participant under Article VI subject to certain vesting conditions and other restrictions.
11.36“Restricted Stock Unit” means an unfunded, unsecured right to receive, on the applicable settlement date, one Share or an amount in cash or other consideration determined by the Administrator to be of equal value as of such settlement date awarded to a Participant under Article VI subject to certain vesting conditions and other restrictions.
11.37“Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act.
11.38“Section 409A” means Section 409A of the Code and all regulations, guidance, compliance programs and other interpretative authority thereunder.
11.39“Securities Act” means the Securities Act of 1933, as amended.
11.40“Service Provider” means an Employee, Consultant or Director.
11.41“Shares” means shares of Common Stock.
11.42“Stock Appreciation Right” means a stock appreciation right granted under Article V.

11.43“Subsidiary” means any entity (other than the Company), whether domestic or foreign, in an unbroken chain of entities beginning with the Company if each of the entities other than the last entity in the unbroken chain beneficially owns, at the time of the determination, securities or interests representing at least 50% of the total combined voting power of all classes of securities or interests in one of the other entities in such chain.
11.44“Substitute Awards” means Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, in each case by a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines.
11.45“Termination of Service” means the date the Participant ceases to be a Service Provider for any reason.
* * * *

ADDENDUM –
PROVISIONS APPLICABLE TO AUSTRALIAN SERVICE PROVIDERS
Pursuant to section 10.5 of the Tamboran Resources Corporation 2024 Equity Award Plan (the “Plan”), this
Addendum shall apply to all Awards granted to Service Providers who are Australian citizens or permanent residents (an
“Australian Participant”). This Addendum shall supplement the Plan, and, unless otherwise provided by the Administrator, will otherwise supersede any conflicting provisions of the Plan, regarding any Australian Participant. Capitalized terms used in this Addendum and not defined herein shall have the meanings provided to such terms in the Plan.
ARTICLE I.
ADVICE
1.1      Advice. There may be legal and tax consequences associated with participation in the Plan. Australian
Participants should ensure that they understand these consequences before accepting an invitation to participate in the Plan. Any advice given by or on behalf of the Company is general advice only and Australian Participants should consider obtaining their own financial product advice from an independent person who is licensed by ASIC to give such advice.
ARTICLE II.
GRANT OF AWARDS TO AUSTRALIAN PARTICIPANTS
2.1      Form of Award Agreement. An offer of an Award to an Australian Participant must be in writing and be subject to any terms or restrictions determined by the Administrator.
2.2      Content of Award Agreement. An Award Agreement to an Australian Participant must include the following information to the extent applicable: (a) the name and address of the Australian Participant to whom the Award is being made; (b) the number of Awards being offered or the method by which the number of Awards being offered will be calculated; (c) the type or types of Awards being granted; (d) the period or periods during which Awards may vest; (e) any applicable Vesting Conditions; (f) whether an Award is a Vesting Award or an Exercisable Award; (g) the dates or circumstances in which Awards may lapse; (h) any Exercise Price or the method by which that Exercise Price will be calculated, and any applicable Exercise Conditions for an Exercisable Award; (i) the period or periods in which an Exercisable
Award may be exercised; (j) the amount (if any) that will be payable by the Australian Participant upon the grant of an Award;
(k) whether an Award may be settled in cash, securities or a combination thereof; (l) the circumstances (if any) in which
Awards or Securities Allocated to the Australian Participant may be forfeited; (m) any restrictions applicable to the Award; (n)
the closing date for acceptance of the Award; (o) any other matters required by either the Corporations Act or, while the
Company is Listed the Listing Rules, to be specified in an offer of securities for issue by the Company; and (p) any other terms or conditions to be attached to the Award granted to the Australian Participant.
2.3      Right to nominate. (A) Unless otherwise expressly permitted in the Award Agreement, an Australian
Participant may only accept an Award in the Australian Participant's name and not on behalf of any other person. (B) If an
Australian Participant is permitted in the Award Agreement, they may, by notice in writing to the Administrator, nominate a
Nominated Party in whose favour the Australian Participant wishes to renounce the Award. (C) The Administrator may in its discretion resolve not to allow a renunciation of an Award in favour of a Nominated Party without giving any reason for that decision. (D) If the Administrator resolves to allow a renunciation of an Award Agreement in favour of a Nominated Party: (a)
the Administrator may impose any conditions that it thinks fit in respect of that renunciation; and (b) the Australian Participant must procure that the Nominated Party accepts the Award and that both the
ARTICLE III.
CASHLESS EXERCISE OF OPTIONS
3.1Cashless exercise of Options. (A) Subject to the Listing Rules, at any time during the Exercise Period in respect of an Australian Participant’s vested options, the Australian Participant may exercise any or all of those vested Options by: (i) paying the Exercise Price to the Company in the manner directed by the Administrator and providing the Company with a completed exercise notice in the form determined by the Administrator; or (ii) in lieu of paying the cash Exercise Price, the
Administrator may, in its sole discretion, permit an Australian Participant to elect to receive, without payment of a cash
Exercise Price, the number of Securities determined in accordance with the following formula:
Where:
  B(C-D) A=C

A =	the number of Securities to be issued to the Australian Participant;
B =	the number of Securities otherwise issuable upon the Options being exercised;
C =	the Market Value of one Securities determined as of the date of delivery of the exercise notice; and
D =	the Exercise Price.
Worked example:
For example, if an Australian Participant intended to exercise 100 vested options where each Option had an
Exercise Price of $1.00 and gave an entitlement to 1 CDI, and the current Market Value of a CDI was $1.25, then:

B =	100
C =	$1.25
D =	$1.00
and the formula described above would be applied as
A =	100 (1.25 – 1.00 1.25
“A” would equal 20, and therefore the Australian Participant, on cashless exercise would be issued 20 CDIs.
ARTICLE IV.
TAXATION ADMINISTRATION
4.1Withholding. If a Group Company is obliged, or reasonably believes it may have an obligation, as a result of or in connection with: (a) the grant of an Award to an Australian Participant, or the vesting or exercise of an Award;
(b) the payment of any cash amount to an Australian Participant; or; (c) the Allocation of Securities to, or on behalf of, an
Australian Participant to account for income tax or employment taxes under any wage, withholding or other arrangements or for any other tax, social security contributions or levy or charge of a similar nature (the “Tax Liability”), then the Group Company is entitled, at their election, to: (i) withhold such amounts and make such arrangements as it considers necessary; or (ii) be reimbursed by the Australian Participant, for the amount or amounts so paid or payable.
4.2Reimbursement of Tax Liability. Where clause 4.1 applies, the Group Company is not obliged to grant the Award, pay the relevant amount or Allocate the relevant Securities to the Australian Participant unless the Group Company is satisfied that arrangements have been made for withholding, payment or reimbursement of the Tax Liability. Those arrangements may include, at the Group Company’s election: (a) the Australian Participant forgoing their entitlement to an equivalent number of Securities that would otherwise be Allocated to them; (b) a reduction in any amount that is otherwise payable to the Australian Participant; or (c) the sale, on behalf of the Australian Participant, of Securities Allocated or otherwise to be Allocated to them. Where this happens, the Australian Participant will also reimburse the costs of the sale, including any stamp duty or brokerage, in addition to the Tax Liability.
4.3Tax Information. Australian Participants acknowledge that the Company may have reporting obligations in relation to participation in the Plan. Australian Participants authorise the Company to provide information regarding their participation in the Plan to any tax authority or other person to the extent required by law or by the official policy of the tax authority or a government agency.
4.4Transfers outside Australia. If an Australian Participant is transferred to work for a Group Company outside Australia and, as a result of that transfer, would: (a) suffer a tax disadvantage in relation to their Awards which is demonstrated to the satisfaction of the Administrator; or (b) become subject to restrictions on their ability to deal with the
Awards, or to hold or deal in the Securities or the proceeds of the Securities acquired on vesting or exercise, because of the laws of the country to which they are transferred, then, if the Australian Participant continues to hold an office or employment with a
Group Company, the Administrator may decide that the Awards will vest or, in the case of Exercisable Awards, may be exercised on a date the Administrator determines before or after the transfer takes effect. The Awards will vest to, or on behalf of, the Australian Participant to the extent permitted by the Administrator and will not lapse as to the balance. The Exercisable
Awards may be exercised to the extent permitted by the Administrator.

ARTICLE V.
AWARDS FOR MONETARY CONSIDERATION
5.1Division 1A of Part 7.12 of the Corporations Act. If Division 1A of Part 7.12 of the Corporations Act
and any amending instrument is relied on by the Company for the issue of Awards to Australian Participants for Monetary
Consideration under the Plan, then the Administrator shall not invite an Australian Participant to participate in the Plan if the total number of Securities issued would exceed the issue cap specified in the Company By-laws (if any) or, if the Company By-
laws do not specify an issue cap, the percentage prescribed in section 1100V(2) of the Corporations Act.
ARTICLE VI.
RESALE RESTRICTIONS
6.1Resale restrictions. Following the exercise of an Award and the Allocation of CDIs, if the Company is
unable to give ASX a notice that complies with section 708A(5)(e) of the Corporations Act, or such a notice for any reason is not effective to ensure that an offer for sale of the CDIs does not require disclosure to investors, CDIs issued on exercise of an
Award may not be traded until 12 months after their issue unless the Company, at its sole discretion, elects to issue a prospectus pursuant to section 708A(11) of the Corporations Act. The Company is authorised by the holder to apply a holding lock on the relevant CDIs during the period of such restriction from trading.
ARTICLE VII. FORFEITURE OF AWARDS
7.1Termination of service. Where an Australian Participant who holds Awards becomes a Leaver, all unvested Awards will automatically be forfeited by the participant, unless the Administrator determines in its sole discretion that Special Circumstances apply. “Special Circumstances” for the purposes of this clause 7.1 may include a Participant becoming a Leaver due to death, redundancy, permanent disability, mental incapacity, retirement or any other circumstances the
Administrator may determine in its sole discretion.
7.2Fraudulent or dishonest actions. Where the Administrator determines that an Australian Participant has:
(a) acted fraudulently or dishonestly; (b) breached his or her duties or obligations to any Group Company; or (c) done an act which brings any Group Company into disrepute, the Administrator will deem all unvested Awards held by that participant to have been forfeited.
7.3Failure to Satisfy Vesting Conditions. Unless otherwise stated in the Award Agreement or determined by the Administrator, an Award which has not yet vested will be forfeited immediately on the date that the Administrator determines (acting reasonably and in good faith) that any applicable Vesting Condition has not been met or cannot be met by the relevant date.
7.4Insolvency. Unless otherwise stated in the Award Agreement or determined by the Administrator, an
Award held by an Australian Participant in accordance with the Plan will be forfeited immediately in the event the participant becomes bankrupt or insolvent (as applicable).
7.5Other forfeiture events. Unless the Administrator otherwise determines, or as otherwise set out in the
Plan, any Award which has not yet vested will be automatically forfeited on the Expiry Date
7.6Voluntary forfeiture. An Australian Participant may by written notice to the Company voluntarily forfeit their Awards for no consideration.
7.7Effect of Forfeiture. Where an Award has been forfeited in accordance with the Plan: (a) the Award will automatically lapse; (b) the participant or their agent or attorney must sign any transfer documents required by the Company to effect the forfeiture of that Award; and (c) the Company will not be liable for any damages or other amounts to the participant in respect of that Award.
ARTICLE VIII.
APPLICABLE LAW
8.1Applicable law. The entitlements of Australian Participants under the Plan and this Addendum are subject to the Applicable Law. Notwithstanding any other provision of the Plan or this Addendum, no Award or corresponding
Security may be offered, issued, assigned, transferred, sold, purchased or otherwise dealt with under the Plan to Australian
Participants if to do so would contravene: (a) the Corporations Act or instruments of relief issued by ASIC from time to time relating to employee incentive schemes which the Company is relying on; or (b) while the Company is Listed, the Listing
Rules.

8.2By-laws. The entitlements of Australian Participants under the Plan, including this Addendum, are subject to the By-laws of the Company. In the event of any inconsistency between this Addendum and the By-laws, the terms of the By-laws will prevail.
8.3Inconsistencies. Notwithstanding anything to the contrary in any Engagement Arrangement with an
Australian Participant, if there is any inconsistency between this Addendum and an Engagement Arrangement, this Addendum prevails.
8.4Governing law. The Rules and the rights of Australian Participants under this Addendum are governed by and must be construed according to the law applying New South Wales, Australia.
ARTICLE IX.
DEFINITIONS AND INTERPRETATION
Capitalised terms in this Addendum have the meaning given to them in the Plan unless otherwise defined.
“Allocate” means (a) the issue of a Security for the benefit of; or (b) procuring the transfer of a Security
(pursuant to a purchase on-market or an off-market transfer) to or for the benefit of, an Australian Participant (or their Personal
Representative).
“Applicable Law” means any one or more or all, as the context requires: (a) the Corporations Act 2001 (Cth); (b)
the ASX Listing Rules; (c) the Company’s By-laws; (d) the Income Tax Assessment Act 1936 (Cth) and the Income Tax
Assessment Act 1997 (Cth); (e) any relevant practice note, policy statement, regulatory guide, class order, regulatory relief, declaration, guideline, policy, procedure, ruling, judicial interpretation or other guidance note made to clarify, expand or amend
(a), (b), or (d) above; (f) any other legal requirement (including, without limitation, the rules of the general law, including common law and equity, and any judgment, order, decree, declaration or ruling of a court of competent jurisdiction or government agency binding on a person or the assets of that person) that applies to the Plan; and (g) in respect of acquisition or disposals of any Securities, any formal policy relating to dealings in securities adopted by the Administrator from time to time, including any security trading policy.
“Award” means, means an Option, Performance Right, Restricted Stock Unit or other security convertible into
Securities.
“ASIC” means the Australian Securities and Investment Commission.
“ASX” means ASX Limited ABN 98 008 624 691, or the securities market which it operates, as the context requires.
“CDI” means a CHESS depositary interest representing a beneficial interest in 1/200th of a Share, or any other ratio determined by the Administrator acting reasonably, registered in the name of CDN, or beneficial ownership is held by
CDN, and CDIs means a number of them.
“CDN” means CHESS Depositary Nominees Pty Ltd ACN 071 346 506.
“Engagement Arrangement” means in respect of (a) an employee of a member of the Group, the terms under which the relevant member of the Group has employed that person; (b) a director of a member of the Group that is not also an employee, the terms under which that director has been appointed; (c) a contractor or consultant or other service provider to a member of the Group, the terms under which the relevant member of the Group has engaged that contractor, consultant or service provider which the relevant member of the Group has appointed that director to their office.
“Exercisable Award” means an Award which is required to be exercised for an Australian Participant to be entitled to be Allocated a Security.
“Exercise Condition” means one or more conditions which must be satisfied or circumstances which must exist before an Exercisable Award is exercisable.
“Exercise Price” means the price to be paid (if any) when exercising that Award as specified in the Award
Agreement. For the avoidance of doubt, the Exercise Price for an Award may be nil.
“Exercise Period” means, in respect of an Award, the period during which the Award can be exercised being the period commencing on the Vesting Date (or such later date specified in the Award Agreement) and ending on the Expiry Date.

“Expiry Date” means, in relation to an Award, the expiry date which is specified in the Award Agreement (if any).
“Group” means the Company and each Group Company.
“Group Company” means the Company and each of its Subsidiaries.
“Leaver” means an Australian Participant who ceases to be a Service Provider.
“Listed” means the Company being and remaining admitted to the official list of the ASX.
“Listing Rules” means the official listing rules, market rules and operating rules of the ASX.
“Market Value” means, at any given date, the volume weighted average price per CDI traded on the ASX or
Share traded on the NYSE (as applicable) over the five (5) trading days during which Securities are actually traded immediately preceding that given date, unless otherwise specified in an Award Agreement.
“Nominated Party” means, in respect of an Australian Participant who is a ‘primary participant’ as defined in section 1100L(1)(a) of the Corporations Act, another person on behalf of that primary participant, who is: (a) a spouse, parent, child or sibling of the Australian Participant; (b) another body corporate controlled by the Australian Participant or a person mentioned in paragraph (a); (c) a body corporate that is the trustee of a self-managed superannuation fund (within the meaning of the Superannuation Industry (Supervision) Act 1993) where the Australian Participant is a director of the body corporate; or
(d) a person prescribed in relation to the Australian Participant by the Regulations for the purposes of section 1100L(b)(iv) of the Corporations Act.
“NYSE” means the New York Stock Exchange.
“Award for Monetary Consideration” means an Award for the issue, sale or transfer of Securities where either or both the following apply: (a) the Securities are offered for issue or sale in return for monetary consideration, and the
Securities will be acquired by the Australian Participant who pays for the securities; or (b) monetary consideration is to be provided on the exercise of an Award.
“Option” means an unlisted option granted to an Australian Participant under this Addendum to acquire one
Security for every one Option exercised or vested (as applicable).
“Performance Right” means a right granted to an Australian Participant under this Addendum to acquire one or more Security by transfer or allotment as set out in the relevant Award Agreement.
“Personal Representative” means the legal personal representative, executor or administrator of the estate of a deceased person.
“Rules” means the terms and conditions set out in this Addendum as amended from time to time.
“Securities” means CDIs or Shares (as applicable).
“Shares” means shares of common stock in the Company.
“Vesting Award” means an Award which is not required to be exercised for an Australian Participant to be entitled to be Allocated a Security or receive a payment.
“Vesting Condition” means one or more conditions which must be satisfied or circumstances which must exist before an Award vests under the Plan.

TAMBORAN RESOURCES CORP
1209 ORANGE STREET
NEW CASTLE COUNTY
WILMINGTON, DE 19801

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/TBN2026**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: T04562-P58373

TAMBORAN RESOURCES CORP

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

Nominees:

01) Richard Stoneburner
02) David Siegel
03) Phillip Pace

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

The Board of Directors recommends you vote FOR the following proposals:

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney-in-fact, executor, administrator or other fiduciary, please give full title as such. Joint owners must each sign personally. All holders must sign. If a corporation, partnership or other entity, please sign in full entity name by duly authorized officer(s) and specify the title(s) of such officer(s).

Signature [PLEASE SIGN WITHIN BOX] Date

Signature [PLEASE SIGN WITHIN BOX] Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice, Proxy Statement and Annual Report to Stockholders are available at www.proxyvote.com.

T04563-P58373

TAMBORAN RESOURCES CORPORATION
Proxy is being Solicited on behalf of the Board of Directors
Annual Meeting of Stockholders
November 19, 2026 5:00 P.M. EST

The stockholder(s) hereby appoint(s) Richard Stoneburner and Eric Dyer, or any of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of Tamboran Resources Corporation that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 5:00 p.m. Eastern Time on November 19, 2026, at www.virtualshareholdermeeting.com/TBN2026, and any adjournment or postponement thereof (the "Annual Meeting").

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS RECOMMENDATIONS.

Continued and to be signed on reverse side

CDI VOTING INSTRUCTION FORM FOR CDI HOLDERS WHO HOLD CDIS THROUGH
CHESS DEPOSITARY NOMINEES PTY LTD
All Correspondence to:

By Mail	Boardroom Pty Limited GPO Box 3993 Sydney NSW 2001 Australia
By Fax:	+61 2 9290 9655
Online:	www.boardroomlimited.com.au
By Phone:	(within Australia) 1300 737 760
(outside Australia) +61 2 9290 9600
TAMBORAN RESOURCES CORPORATION ANNUAL GENERAL MEETING OF STOCKHOLDERS
YOUR VOTE IS IMPORTANT
For your vote to be effective it must be recorded before 9:00am (AEDT) on Wednesday, 18 November 2026
TO VOTE ONLINEBY SMARTPHONE
STEP 1: VISIT www.votingonline.com.au/tamboranagm2026
STEP 2: Enter your Postcode OR Country of Residence (if outside Australia)
STEP 3: Enter your Voting Access Code (VAC):
Scan QR Code using smartphone
QR Reader App
COMPLETING THE CDI VOTING INSTRUCTION FORM
STEP 1 HOW TO VOTE ON ITEMS OF BUSINESS
200 CHESS Depositary Interests (CDIs) are equivalent to one (1) share of common stock of Tamboran Resources Corporation so that every 200 CDIs registered in your name at close of business on Wednesday, 7 October 2026 entitles you to one vote.
You can vote by completing, signing and returning your CDI Voting Instruction
Form. This form gives your voting instructions to CHESS Depositary Nominees
STEP 3 LODGEMENT
This form (and any Power of Attorney under which it is signed) must be received no later than 48 hours before the commencement of the meeting, therefore by
9:00am (AEDT) on Wednesday, 18 November 2026. Any form received after that time will not be valid for the scheduled meeting.
Forms may be lodged:
Pty Ltd, which will vote the underlying shares on your behalf. You need to return the form no later than the time and date shown above to give CHESS Depositary
Nominees Pty Ltd enough time to tabulate all CHESS Depositary Interest votes and to vote on the underlying shares.
STEP 2 SIGN THE FORM
Individual: Where the holding is in one name, the security holder must sign.
Joint Holding: Where the holding is in more than one name, all of the security holders should sign.
Power of Attorney: If you have not already lodged the Power of Attorney with
By Fax
By Mail
In Person
Online
+ 61 2 9290 9655
Boardroom Pty Limited
GPO Box 3993,
Sydney NSW 2001 Australia
Boardroom Pty Limited
Level 8, 210 George Street,
Sydney NSW 2000 Australia www.votingonline.com.au/
tamboranagm2026
the Australian registry, please attach a certified photocopy of the Power of
Attorney to this form when you return it.
Companies: Only duly authorised officer/s can sign on behalf of a company.
Please sign in the boxes provided, which state the office held by the signatory.
i.e. Sole Director, Sole Company Secretary or Director and Company Secretary.
Comments and Questions
If you have any comments or questions for the company, please write them on a separate sheet of paper and return with this form.
Attending the Meeting
Please refer to the Notice of Meeting for instructions on attending the meeting virtually.
Fill in your voting instructions on sheet 2 of this form
Tamboran Resources Corporation
ARBN 672 879 024
Your Address. This is your address as it appears on the company’s share register. If this is incorrect, please mark the box with an “X” and make the correction in the space to the left. Securityholders sponsored by a broker should advise their broker of any changes.
Please note, you cannot change ownership of your securities
using this form.
Voting Instructions to CHESS Depositary Nominees Pty Ltd
I/We being a holder of CHESS Depositary Interests of the above Company hereby direct CHESS Depositary Nominees Pty Ltd to vote the shares underlying my/our holding at the Annual General Meeting of Stockholders of Tamboran Resources Corporation to be held virtually via the live webcast on the Internet at
www.virtualshareholdermeeting.com/TBN2026, on Friday, 20 November 2026 at 9:00 am (AEDT) and at any adjournment of that meeting.
By execution of this CDI Voting Instruction Form the undersigned hereby authorises CHESS Depositary Nominees Pty Ltd to appoint such proxies or their substitutes to vote in their discretion on such business as may properly come before the meeting or any adjournment or postponement thereof.

STEP 2
VOTING DIRECTIONS, If you mark the Abstain box for a particular item, you are directing CHESS Depositary Nominees Pty Ltd not to vote on your behalf on a show of hands or on a poll and your vote will not be counted in calculating the required majority if a poll is called.

		FORAGAINST ABSTAIN*			FORAGAINST ABSTAIN*
Res 1(1)	Election of Director – Richard Stoneburner.		Res 3	Ratification and approval, for the purposes of ASX Listing Rule 7.4 and for all other purposes, of the issue of 3,400,093 shares of Common Stock pursuant to the Company’s US Public Offering.
Res 1(2)	Election of Director – David Siegel.		Res 4
Approval of the issuance of: (1) up to
32,740 restricted stock units in the
Company; and (2) up to 32,740
performance stock units in the Company
under the Plan to Mr. Todd Abbott (or his
nominee), on the terms and conditions as
set out in the Proxy Statement, pursuant to
and for the purposes of ASX Listing Rule
10.14.

Res 1(3)	Election of Director – Phillip Pace.		Res 5
Approval of the issue of restricted stock
units in the Company under the Plan to
acquire shares of Common Stock (which
may be represented by shares of Common
Stock) to Mr. Fred Barrett (or his nominee)
in the value of US$300,000 in each fiscal
year during the three year period from the
date of this Annual Meeting (being in
aggregate a value of US$900,000) under
the Plan, in lieu of the equivalent amount
of director fees otherwise payable to him
by the Company, on the terms and
conditions as set out in the Proxy
Statement, pursuant to and for the
purposes of ASX Listing Rule 10.14.

Res 2	Ratification of the appointment of Ernst & Young as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2027.		Res 6
Approval of the issue of restricted stock
units in the Company under the Plan to
acquire shares of Common Stock (which
may be represented by shares of Common
Stock or CDIs (as applicable)) to Mr.
Patrick Elliott (or his nominee) in the value
of US$300,000 in each fiscal year during
the three year period from the date of this
Annual Meeting (being in aggregate a
value of US$900,000) under the Plan, in
lieu of the equivalent amount of director
fees otherwise payable to him by the
Company, on the terms and conditions as
set out in the Proxy Statement, pursuant to
and for the purposes of ASX Listing Rule
10.14.

	FORAGAINST ABSTAIN*		FOR	AGAINST ABSTAIN*
Res 7
Approval of the issue of restricted stock units
in the Company under the Plan to acquire
shares of Common Stock (which may be
represented by shares of Common Stock or
CDIs (as applicable)) to Honorable Andrew
Robb (or his nominee) in the value of
US$300,000 in each fiscal year during the
three year period from the date of this Annual
Meeting (being in aggregate a value of
US$900,000) under the Plan, in lieu of the
equivalent amount of director fees otherwise
payable to him by the Company, on the terms
and conditions as set out in the Proxy
Statement, pursuant to and for the purposes
of ASX Listing Rule 10.14.
Res 11
Approval of the issue of restricted stock
units in the Company under the Plan to
acquire shares of Common Stock (which
may be represented by shares of Common
Stock) to Mr. Scott Sheffield (or his
nominee) in the value of US$300,000 in
each fiscal year during the three year
period from the date of this Annual Meeting
(being in aggregate a value of
US$900,000) under the Plan, in lieu of the
equivalent amount of director fees
otherwise payable to him by the Company,
on the terms and conditions as set out in
the Proxy Statement, pursuant to and for
the purposes of ASX Listing Rule 10.14.

Res 8
Approval of the issue of restricted stock units
in the Company under the Plan to acquire
shares of Common Stock (which may be
represented by shares of Common Stock) to
Mr. David Siegel (or his nominee) in the value
of US$300,000 in each fiscal year during the
three year period from the date of this Annual
Meeting (being in aggregate a value of
US$900,000) under the Plan, in lieu of the
equivalent amount of director fees otherwise
payable to him by the Company, on the terms
and conditions as set out in the Proxy
Statement, pursuant to and for the purposes
of ASX Listing Rule 10.14.
Res 12
Approval of the issue of restricted stock
units in the Company under the Plan to
acquire shares of Common Stock (which
may be represented by shares of Common
Stock) to Mr. Phillip Pace (or his nominee)
in the value of US$300,000 in each fiscal
year during the three year period from the
date of this Annual Meeting (being in
aggregate a value of US$900,000) under
the Plan, in lieu of the equivalent amount
of director fees otherwise payable to him
by the Company, on the terms and
conditions as set out in the Proxy
Statement, pursuant to and for the
purposes of ASX Listing Rule 10.14.

Res 9
Approval of the issue of restricted stock
units in the Company under the Plan to
acquire shares of Common Stock (which
may be represented by shares of Common
Stock) to Mr. Ryan Dalton (or his nominee)
in the value of US$300,000 in each fiscal
year during the three year period from the
date of this Annual Meeting (being in
aggregate a value of US$900,000) under
the Plan, in lieu of the equivalent amount of
director fees otherwise payable to him by
the Company, on the terms and conditions
as set out in the Proxy Statement, pursuant
to and for the purposes of ASX Listing Rule
10.14.
Res 13
Approval of the issue of restricted stock
units in the Company under the Plan to
acquire shares of Common Stock (which
may be represented by shares of Common
Stock) to Mr. Richard Stoneburner (or his
nominee) in the value of US$300,000 in
each fiscal year during the three year
period from the date of this Annual Meeting
(being in aggregate a value of
US$900,000) under the Plan, in lieu of the
equivalent amount of director fees
otherwise payable to him by the Company,
on the terms and conditions as set out in
the Proxy Statement, pursuant to and for
the purposes of ASX Listing Rule 10.14.

Res 10
Approval of the issue of restricted stock units
in the Company under the Plan to acquire
shares of Common Stock (which may be
represented by shares of Common Stock) to
Mr. Jeff Bellman (or his nominee) in the value
of US$300,000 in each fiscal year during the
three year period from the date of this Annual
Meeting (being in aggregate a value of
US$900,000) under the Plan, in lieu of the
equivalent amount of director fees otherwise
payable to him by the Company, on the terms
and conditions as set out in the Proxy
Statement, pursuant to and for the purposes
of ASX Listing Rule 10.14.
Res 14
Approval, for the purposes of ASX Listing
Rule 10.17 and the Company’s bylaws and
for all other purposes, that the maximum
aggregate annual cash fee pool from which
the non-executive directors of the
Company may be paid for their services as
members of the board of directors of the
Company (the "Board”) be increased from
US$2,000,000 per annum to
US$2,700,000 per annum.

Res 15
Approval of the ASX Limited’s grant to the
Company of a waiver from ASX Listing
Rule 7.1 to permit the Company to issue
new securities without obtaining the
approval of the Company’s stockholders
under ASX Listing Rule 7.1, and otherwise
on the terms and conditions summarized in
this Proxy Statement.

STEP 3	SIGNATURE OF SECURITYHOLDERS This form must be signed to enable your directions to be implemented.